Exhibit 10.1

Execution Version

PLEDGE AND SECURITY AGREEMENT

dated as of March 12, 2018

among

J. C. PENNEY CORPORATION, INC.,

J. C. PENNEY COMPANY, INC.,

EACH OF THE OTHER GRANTORS PARTY HERETO

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

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SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT		20

8.1	Power of Attorney	20
8.2	No Duty on the Part of Collateral Agent or Secured Parties	21
8.3	Appointment Pursuant to the Second Priority Pari Passu Intercreditor Agreement	22

SECTION 9. REMEDIES		22

9.1	Generally	22
9.2	Application of Proceeds	24
9.3	Sales on Credit	24
9.4	Investment Related Property	24
9.5	Grant of Intellectual Property License	24
9.6	Intellectual Property	25
9.7	[Reserved]	26

SECTION 10. COLLATERAL AGENT		26

SECTION 11. CONTINUING SECURITY INTEREST		27

SECTION 12. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM		27

SECTION 13. MISCELLANEOUS		28

SCHEDULE 5.2	—	COLLATERAL IDENTIFICATION
SCHEDULE 5.4	—	FINANCING STATEMENTS
SCHEDULE 5.5	—	LOCATION OF EQUIPMENT AND INVENTORY
EXHIBIT A	—	PLEDGE SUPPLEMENT
EXHIBIT B	—	TRADEMARK SECURITY AGREEMENT
EXHIBIT C	—	PATENT SECURITY AGREEMENT
EXHIBIT D	—	COPYRIGHT SECURITY AGREEMENT

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This PLEDGE AND SECURITY AGREEMENT, dated as of March 12, 2018 (the “Effective Date”) (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between J. C. PENNEY COMPANY, INC., a Delaware corporation (“Holdings”), J. C. PENNEY CORPORATION, INC., a Delaware corporation (the “Company”), and each of the subsidiaries of Holdings or the Company party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (other than the Collateral Agent, each, a “Grantor”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the Junior Lien Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”).

RECITALS:

WHEREAS, pursuant to the terms, conditions and provisions of (a) that certain Indenture, dated as of March 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, Holdings and the other guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity, together with its successors and permitted assigns, the “Trustee”), and (b) that certain Purchase Agreement, dated as of March 8, 2018 (the “Purchase Agreement”), among the Company, Holdings, the other guarantors under the Indenture, and J.P. Morgan Securities LLC, as representative of the several initial purchasers named in Schedule I thereto, the Company issued $400,000,000 aggregate principal amount of its 8.625% Senior Secured Second Priority Notes due 2025, which are guaranteed on a senior secured basis by the guarantors party thereto;

WHEREAS, in connection with the execution of this Agreement, the Collateral Agent and the Trustee, as Notes Authorized Representative for the Notes Secured Parties (as such terms are defined therein) are entering into that certain Junior Lien Pari Passu Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Second Priority Pari Passu Intercreditor Agreement”);

WHEREAS, pursuant to the Indenture and the Second Priority Pari Passu Intercreditor Agreement, the Trustee has appointed and authorized the Collateral Agent to act as agent on its behalf and on behalf of the Junior Lien Secured Parties represented by the Trustee, and the Collateral Agent has accepted such appointment; and

WHEREAS, one or more of the Grantors may incur Future Junior Priority Indebtedness after the date hereof, and in connection therewith, the Authorized Representative for the holders of such Future Junior Priority Indebtedness will become a party to the Second Priority Pari Passu Intercreditor Agreement in order to appoint and authorize the Collateral Agent to act as agent on behalf of such Authorized Representative and on behalf of the Junior Lien Secured Parties represented by such Authorized Representative;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent agree as follows:

SECTION 1. DEFINITIONS; GRANT OF SECURITY.

1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:

“1994 Indenture” shall have the meaning set forth in the Indenture.

“ABL Agent” shall have the meaning set forth in the ABL Intercreditor Agreement.

“ABL Intercreditor Agreement” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“ABL Priority Collateral” shall have the meaning set forth in the First/Second Priority Intercreditor Agreement.

“Additional Grantor” shall have the meaning assigned in Section 7.2.

“Agreement” shall have the meaning set forth in the preamble.

“Applicable Authorized Representative” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Authorized Representative” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

“Collateral” shall have the meaning assigned in Section 2.1 and, for the avoidance of doubt, shall exclude all Excluded Assets.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Company” shall have the meaning set forth in the recitals.

“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9-104 of the UCC, (2) with respect to any Securities Accounts, control within the meaning of Section 9-106 of the UCC, (3) with respect to any Uncertificated Securities, control within the meaning of Section 8-106(c) of the UCC, and (4) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC.

“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in Section 957 (or any successor statute thereto) of the Internal Revenue Code, as well as any Domestic Subsidiary, substantially all of the assets of which consist of Equity Interests of one or more Controlled Foreign Corporations.

“Copyright Licenses” shall mean, to the extent not constituting an Excluded Asset, any and all license agreements and covenants not to sue with respect to any Copyright (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Copyright Licenses” (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean, to the extent not constituting an Excluded Asset, all United States and foreign copyrights and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(I) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights corresponding thereto throughout the world.

“Effective Date” shall have the meaning set forth in the recitals.

“Equity Interests” shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Event of Default” shall mean an “Event of Default” under, and as defined in, the Indenture or any Future Junior Priority Agreement.

“Excluded Asset” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.

“First Lien Representative” shall have the meaning set forth in the First/Second Priority Intercreditor Agreement.

“First/Second Priority Intercreditor Agreement” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Future Junior Priority Agreement” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Future Junior Priority Indebtedness” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Governmental Authority” shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” shall have the meaning set forth in the preamble.

“Indenture” shall have the meaning set forth in the recitals.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, to the extent not constituting an Excluded Asset, all intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including without limitation, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation thereof, including the right to receive all Proceeds therefrom, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.

“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit B, Exhibit C and Exhibit D, as applicable.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“Investment Accounts” shall mean the Securities Accounts, Commodity Accounts and Deposit Accounts.

“Investment Related Property” shall mean, to the extent not constituting an Excluded Asset: (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, and certificates of deposit.

“Junior Lien Secured Parties” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Junior Priority Documents” shall have the meaning set forth in the Second Pari Passu Intercreditor Agreement.

“Junior Priority Secured Obligations” shall have the meaning set forth in the Second Priority Pari Passu Intercreditor Agreement.

“Margin Stock” shall have the meaning set forth in Regulation U of the Board of Governors, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Material Adverse Effect” means (a) a materially adverse effect on the business, assets, operations or condition of Holdings and its Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Grantors to perform their payment obligations under the Note Documents or (c) a material impairment of the rights of or benefits available to any Authorized Representative or the Collateral Agent under any Note Document (other than any such impairment of rights or benefits that is primarily attributable to (i) action taken by one or more Authorized Representatives, Junior Lien Secured Parties or the Collateral Agent (excluding any action against one or more Authorized Representatives, Junior Lien Secured Parties or the Collateral Agent taken by Holdings, Company, their respective Subsidiaries or their respective Affiliates) or (ii) circumstances that are unrelated to Holdings, the Company, their respective Subsidiaries or their respective Affiliates).

“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value to any Grantor.

“Organizational Documents” shall mean (i) with respect to any corporation or company, its certificate, memorandum or articles of incorporation, organization or association, as amended, and its bylaws, as amended, (ii) with respect to any limited partnership, its certificate or declaration of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its articles of organization, as amended, and its operating agreement, as amended.

“Patent Licenses” shall mean, to the extent not constituting an Excluded Asset, all license agreements or covenants not to sue with respect to any Patent (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Patent Licenses” (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean, to the extent not constituting an Excluded Asset, all United States and foreign patents and certificates of invention, or industrial property designs, and applications for any of the foregoing, including, without limitation: (i) each patent and patent application required to be listed in Schedule 5.2(I) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part and extensions thereof, (iii) all patentable inventions described and claimed therein, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights corresponding thereto throughout the world.

“Permitted Liens” means Liens that are permitted under Section 3.6 of the Indenture and the applicable section of each Future Junior Priority Agreement.

“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean, to the extent not constituting an Excluded Asset, all indebtedness for borrowed money owed to any Grantor (other than to Holdings by the Company), whether or not evidenced by any Instrument, issued by the obligors named therein, the instruments, if any, evidencing any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

“Pledged Equity Interests” shall mean, to the extent not constituting an Excluded Asset and to the extent owned by any Grantor, all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

“Pledged LLC Interests” shall mean, to the extent not constituting an Excluded Asset, all interests owned by any Grantor in any limited liability company and each series thereof and the certificates, if any, representing such limited liability company interests and any interest owned by any Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.

“Pledged Partnership Interests” shall mean, to the extent not constituting an Excluded Asset, all interests owned by any Grantor in any general partnership, limited partnership, limited liability partnership or other partnership and the certificates, if any, representing such partnership interests and any interest owned by any Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.

“Pledged Stock” shall mean, to the extent not constituting an Excluded Asset, all shares of capital stock owned by any Grantor (other than shares of capital stock of the Company owned by Holdings), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Purchase Agreement” shall have the meaning set forth in the recitals.

“Receivables” shall mean, to the extent not constituting an Excluded Asset, all rights of any Grantor to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation, all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of a Grantor or any computer bureau or agent from time to time acting for a Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or non-written forms of information related in any way to the foregoing or any Receivable.

“Stockholders’ Equity” shall have the meaning set forth in the Indenture.

“Second Priority Pari Passu Intercreditor Agreement” shall have the meaning set forth in the recitals.

“Synchrony Agreement” shall mean that certain Amended and Restated Consumer Credit Card Program Agreement dated November 5, 2009, by and between the Company and Synchrony Bank, as in effect on the date hereof.

“Trademark Licenses” shall mean, to the extent not constituting an Excluded Asset, any and all license agreements or covenants not to sue with respect to any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Trademark Licenses” (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean, to the extent not constituting an Excluded Asset, all United States, and foreign trademarks, trade names, trade dress, Internet domain names, service marks, certification marks, logos, and other source identifiers, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications required to be listed in Schedule 5.2(I) under the heading “Trademarks”(as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing, (v) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights corresponding thereto throughout the world.

“Trade Secret Licenses” shall mean, to the extent not constituting an Excluded Asset, any and all license agreements or covenants not to sue with respect to any Trade Secret (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement required to be listed in Schedule 5.2(I) under the heading “Trade Secret Licenses” (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean, to the extent not constituting an Excluded Asset, all trade secrets and all other confidential or proprietary information and know-how, and with respect to any and all of the foregoing: (i) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (ii) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (iii) all other rights corresponding thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other jurisdiction govern the perfection of, priority of, or remedies with respect to any Collateral, the Uniform Commercial Code of such jurisdiction.

“United States” shall mean the United States of America.

1.2 Definitions; Interpretation.

(a) In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Consignee, Consignment, Consignor, Deposit Account, Document, Entitlement Order, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Second Priority Pari Passu Intercreditor Agreement or, if not defined therein, the Indenture. The incorporation by reference of terms defined in the Indenture shall survive any termination of the Indenture until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. If any conflict or inconsistency exists between this Agreement (other than Section 2 hereof and the definitions for the capitalized terms used therein) and the Second Priority Pari Passu Intercreditor Agreement, the Second Priority Pari Passu Intercreditor Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2. GRANT OF SECURITY.

2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the benefit of the Junior Lien Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property and fixtures of such Grantor including, but not limited to, the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):

(a) Accounts;

(b) Chattel Paper;

(c) Documents;

(d) General Intangibles;

(e) Goods (including, without limitation, Inventory and Equipment);

(f) Instruments;

(g) Insurance;

(h) Intellectual Property;

(i) Investment Related Property and Investment Accounts;

(j) Letter of Credit Rights;

(k) Money;

(l) Receivables and Receivables Records;

(m) Commercial Tort Claims now or hereafter described on Schedule 5.2;

(n) to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o) to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (a) any lease, license, contract or agreement to which any Grantor is a party (other than contracts between or among Holdings and its subsidiaries), and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (i) any law, rule or regulation applicable to such Grantor or any asset or property of any Grantor (with no requirement to obtain the consent of any Governmental Authority, including without limitation, no requirement to comply with the Federal Assignment of Claims Act or any similar statute), or (ii) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement unless such Proceeds also constitute Excluded Assets; (b) any assets the pledge of or granting a security interest in which would (i) violate any law, rule or regulation applicable to such Grantor (with no requirement to obtain the consent of any Governmental Authority) or (ii) require a consent, approval, or other authorization of a landlord or other third party, in the case of this subclause (ii) only, if such consent, approval or other authorization cannot be obtained after the use of commercially reasonable efforts by the Grantors (provided that there shall be no requirement to obtain the consent of any Governmental Authority); (c) Margin Stock and Equity Interests owned by any Grantor in any Person other than wholly-owned Subsidiaries to the extent not permitted by the terms of such Person’s Organizational Documents or the terms governing any joint ventures to which such Grantor is a party; (d) any assets of any Grantor to the extent a security interest in such assets could result in material adverse tax consequences to such Grantor (other than payment of mortgage tax, transfer tax or similar taxes related to real property collateral); (e) the Equity Interests in (and assets of) captive insurance companies, in each case owned by any Grantor; (f) any assets subject to a Lien securing Indebtedness to finance the acquisition, construction or improvement of such assets, including capital lease obligations and any Indebtedness assumed in connection with the acquisition of such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals, refinancings and replacements of any such Indebtedness, in each case to the extent such Lien and such Indebtedness are permitted under the Junior Priority Documents and to the extent a security interest in favor of the Collateral Agent on such assets is prohibited by the documentation governing such Indebtedness; (g) any of the outstanding Equity Interests of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; (h) any “intent-to-use” application for registration of a trademark or service mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; (i) any interest of a Grantor in any “Bank Property” (as defined in the Synchrony

Agreement); (j) any Equity Interests of the Company owned or held by Holdings or instruments evidencing Indebtedness made by the Company in favor of or held by Holdings; (k) (i) aircraft, aircraft engines and parts, (ii) all appurtenances, accessions, appliances, instruments, avionics, accessories or other parts related to aircraft, aircraft engines and parts and (iii) all log books, records and documents maintained with respect to the property described in subclauses (i) and (ii) above; (l) (x) rolling stock and (y) motor vehicles and other assets subject to certificates of title to the extent a Lien therein cannot be perfected by the filing of a UCC financing statement (or analogous procedures under applicable law in the relevant jurisdiction); (m) any Deposit Accounts specifically and exclusively used (1) for payroll, payroll taxes, workers’ compensation or unemployment compensation, pension benefits and other similar expenses to or for the benefit of any Grantor’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (2) as zero balance deposit accounts, (3) for trust or fiduciary purposes in the ordinary course of business and (4) for all taxes required to be collected or withheld (including, without limitation, federal and state withholding taxes (including the employer’s share thereof), taxes owing to any governmental unit thereof, sales, use and excise taxes, customs duties, import duties and independent customs brokers’ charges) for which any Grantor may become liable; or (n) any tangible personal property owned by the Company constituting a part of any store, warehouse or distribution center located within one of the 50 states of the United States or the District of Columbia (exclusive of motor vehicles, mobile materials handling equipment and other rolling stock, cash registers and other point of sale recording devices and related equipment, and data processing and other office equipment), if the net book value of such tangible personal property and the real property (including leasehold improvements) constituting a part of such store, warehouse or distribution center exceeds 0.25% of Stockholders’ Equity (as determined in accordance with the 1994 Indenture).

SECTION 3. SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Junior Priority Secured Obligations.

3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral to the same extent as if this Agreement had not been executed and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any other Junior Lien Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof to the same extent as if this Agreement had not been executed and neither the Collateral Agent nor any Junior Lien Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Junior Lien Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4. CERTAIN PERFECTION REQUIREMENTS

4.1 Delivery Requirements.

(a) Subject to Sections 4.5 and 6.4(b), with respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Collateral Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Collateral Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including, without limitation, any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Collateral Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities.

(b) Subject to Sections 4.5 and 6.4(b), with respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver all such Instruments or Tangible Chattel Paper to the Collateral Agent duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $5,000,000 individually or $15,000,000 in the aggregate.

4.2 No Control Agreements Required. Notwithstanding anything to the contrary in this Agreement, none of the Grantors shall be required to enter into any control agreements or control, lockbox or similar arrangements (or any amendments to any such existing control agreements or control, lockbox or similar arrangements) with respect to any Deposit Account or Securities Account included in the Collateral (regardless of whether any such Deposit Account or Securities Account constitutes ABL Priority Collateral).

4.3 Intellectual Property Recording Requirements.

(a) Subject to Sections 4.5 and 6.4(b)(iv), in the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each Grantor shall execute and deliver to the Collateral Agent a Patent Security Agreement in substantially the form of Exhibit C hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent and arrange for filing such agreement with the United States Patent and Trademark Office.

(b) Subject to Sections 4.5 and 6.4(b)(iv), in the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor shall execute and deliver to the Collateral Agent a Trademark Security Agreement in substantially the form of Exhibit B hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the U.S. Patent and Trademark Office with respect to the security interest of the Collateral Agent and arrange for filing such agreement with the United States Patent and Trademark Office.

(c) Subject to Sections 4.5 and 6.4(b)(iv), in the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee and which are included in the Material Intellectual Property, each Grantor shall execute and deliver to the Collateral Agent a Copyright Security Agreement in substantially the form of Exhibit D hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the U.S. Copyright Office with respect to the security interest of the Collateral Agent and arrange for filing such agreement with the United States Copyright Office.

4.4 Other Actions. Subject to Sections 4.5 and 6.4(b), with respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, upon the request of the Collateral Agent or the Applicable Authorized Representative, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Collateral Agent hereunder and following an Event of Default and the exercise of remedies by the Collateral Agent in respect thereof, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Collateral Agent or its designee, and to the substitution of the Collateral Agent or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all of its Investment Related Property to the Collateral Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its designee following an Event of Default and the exercise of remedies by the Collateral Agent in respect thereof and to the substitution of the Collateral Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.5 Timing and Notice. With respect to any Collateral in existence on the Effective Date in which a security interest in favor of the Collateral Agent, for the benefit of the Junior Lien Secured Parties, is not perfected or delivered on the Effective Date (to the extent perfection or delivery is required under this Agreement) after the Grantors’ use of commercially reasonable efforts to do so, the Grantors shall comply with the requirements of Section 4 within thirty (30) days of the Effective Date (unless such date is extended with the consent of the Applicable Authorized Representative), and with respect to any Collateral hereafter owned or acquired by any Grantor, such Grantor shall comply with such requirements within forty-five (45) days of such Grantor acquiring rights therein (unless such date is extended with the consent of the Applicable Authorized Representative). Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 3.10(a) of the Indenture or the corresponding provisions of any Future Junior Priority Agreement, each Grantor shall inform the Collateral Agent and the Applicable Authorized Representative of its acquisition of any Collateral for which any action is required by Section 4 hereof (including, for the avoidance of doubt, the filing of any applications for, or the issuance or registration of, any U.S. Patents, Copyrights or Trademarks).

SECTION 5. REPRESENTATIONS AND WARRANTIES.

Each Grantor hereby represents and warrants, on the Effective Date, that:

5.1 [Reserved.]

5.2 Collateral Identification, Special Collateral. No material portion of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables, (5) timber to be cut, or (6) satellites, ships or railroad rolling stock.

5.3 Ownership of Collateral and Absence of Other Liens.

(a) It has good and valid rights in and title to the Collateral in which it has purported to grant a security interest in favor of the Collateral Agent, for the benefit of the Junior Lien Secured Parties, subject to Permitted Liens, and has full power and authority to grant to the Collateral Agent such security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained;

(b) the Collateral is owned by the Grantors free and clear of any Lien, other than Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral except any such filings made pursuant to any documentation governing Permitted Liens, or (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, in respect of Permitted Liens; and

(c) other than (i) the Collateral Agent, (ii) the ABL Agent to the extent permitted under the ABL Intercreditor Agreement, (iii) the First Lien Representative to the extent permitted under the First/Second Priority Intercreditor Agreement, (iv) any control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract or (v) any other holder of a Permitted Lien, no Person other than a Grantor is in Control of any Collateral.

5.4 Status of Security Interest.

(a) The Collateral Questionnaire delivered on the Effective Date has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Effective Date. Subject to Section 4.5, the UCC financing statements or other appropriate filings, recordings or registrations containing a description of the Collateral that have been prepared based upon the information specified in the Collateral Questionnaire for filing in each governmental, municipal or other office set forth opposite such Grantor’s name (i) on the Collateral Questionnaire or (ii) as specified by notice from the Company to the Applicable Authorized Representative and the Collateral Agent, as applicable, after the Effective Date in the case of filings, recordings or registrations required by Sections 6.1, 7.1 or 7.2, are all the filings, recordings and registrations that are necessary to establish legal, valid and perfected security interests in favor of the Collateral Agent, for the benefit of the Junior Lien Secured Parties, having priority over all other Liens except for any Permitted Liens with respect to all Collateral in which such security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and, except in respect of certain after-acquired Collateral, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements;

(b) the security interests granted hereunder in favor of the Collateral Agent, for the benefit of the Junior Lien Secured Parties, constitute (i) legal and valid security interests in all the Collateral securing the payment and performance of the Junior Priority Secured Obligations and (ii) subject to the filings described in Section 5.4(a) and to Section 4.5, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or other instrument in the central filing office of any state of the United States (or any political subdivision thereof), with the United States Patent and Trademark Office or with the United States Copyright Office, in each case pursuant to the UCC or other applicable law in the United States (or any political subdivision thereof); provided that additional actions may be required in respect of certain after-acquired Collateral. The security interest granted hereunder in favor of the Collateral Agent, for the benefit of the Junior Lien Secured Parties, has priority over all other Liens except for any Permitted Liens;

(c) to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in U.S. Patents, Trademarks and Copyrights and exclusive Copyright Licenses (in respect of registered U.S. Copyrights for which any Grantor is the licensee and which are included within the Material Intellectual Property) in the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder over such Intellectual Property shall constitute valid, perfected Liens having priority over all other Liens except for Permitted Liens;

(d) no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) such as have been obtained or made and are in full force and effect, (B) the filings contemplated by clause (a) above and (C) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of securities;

(e) each Grantor is in compliance with its obligations under Section 4 hereof; and

(f) notwithstanding the foregoing, the representations and warranties set forth in this Section 5.4 as to perfection and priority of the security interests granted hereunder to the Collateral Agent, for the benefit of the Junior Lien Secured Parties, in Proceeds are limited to the extent provided in Section 9-315 of the Uniform Commercial Code.

5.5 Goods. Other than any Inventory or Equipment in transit, being repaired, or having a value of less than $200,000.00 in the aggregate, all of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.5.

5.6 Pledged Equity Interests, Investment Related Property.

(a) It is the record and beneficial owner of the Pledged Equity Interests free of all Liens of other Persons other than Permitted Liens, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests; and

(b) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary in connection with the creation, perfection or second priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained, in each case, subject to the First/Second Priority Intercreditor Agreement.

5.7 Intellectual Property. Except as could not reasonably be expected to have a Material Adverse Effect:

(a) it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(I), and, to such Grantor’s knowledge, owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims and licenses, except for Permitted Liens and the licenses set forth on Schedule 5.2(I);

(b) all applications and registrations for Material Intellectual Property of such Grantor are subsisting, in full force and effect, and have not been adjudged invalid or unenforceable and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks of such Grantor constituting Material Intellectual Property in full force and effect;

(c) no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority prohibiting such Grantor’s right to register, own or use any Material Intellectual Property of such Grantor, and no action or proceeding challenging the validity or enforceability of, or such Grantor’s right to register, own, or use, any Material Intellectual Property of such Grantor is pending or, to such Grantor’s knowledge, threatened;

(d) all registrations and applications for Copyrights, Patents and Trademarks of such Grantor are standing in the name of such Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor has been licensed by such Grantor to any Affiliate or third party, except as disclosed in Schedule 5.2(I) and pursuant to other licenses that are not material to the business of any Grantor and are not otherwise of material value to any Grantor;

(e) such Grantor has not made a commitment constituting a present or future sale or transfer or similar arrangement of any Material Intellectual Property that has not been terminated or released;

(f) [reserved];

(g) such Grantor uses consistent standards of quality in the manufacture, distribution and sale of products sold and in the provision of services rendered under or in connection with all Trademarks included in the Collateral;

(h) to such Grantor’s knowledge, the conduct of such Grantor’s business does not infringe, misappropriate, dilute or otherwise violate any intellectual property rights of any other Person, and no claim has been made in writing, in the past three (3) years (or earlier, if presently unresolved), that the use of any Material Intellectual Property owned or used by such Grantor (or any of its respective licensees) infringes, misappropriates, dilutes or otherwise violates the asserted rights of any other Person; and

(i) to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Material Intellectual Property owned, licensed or used by such Grantor.

SECTION 6. COVENANTS AND AGREEMENTS.

Each Grantor hereby covenants and agrees that:

6.1 Grantor Information and Status. The Grantors will furnish to the Collateral Agent and the Applicable Authorized Representative prompt written notice of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor or (iii) in the jurisdiction of organization of any Grantor. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. In connection with any such notice, upon the reasonable request by the Collateral Agent or the Applicable Authorized Representative, the Grantors shall execute and deliver to the Collateral Agent a completed Pledge Supplement together with all Supplements to Schedules thereto.

6.2 Commercial Tort Claims. In the event that it hereafter acquires or has any Commercial Tort Claim having a value reasonably believed by such Grantor to be in excess of $5,000,000 individually or $15,000,000 in the aggregate for which a complaint in a court of competent jurisdiction has been filed, it shall deliver to the Collateral Agent and the Applicable Authorized Representative a completed Pledge Supplement together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

6.3 Ownership of Collateral and Absence of Other Liens.

(a) Except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall, at its own expense, take any and all commercially reasonable actions to defend title to the Collateral against all Persons and to defend the security interests granted hereunder in favor of the Collateral Agent, for the benefit of the Junior Lien Secured Parties, in the Collateral and the priority thereof against any Lien other than Permitted Liens; and

(b) at such time or times as the Collateral Agent or the Applicable Authorized Representative may reasonably request, promptly to prepare and deliver to the Applicable Authorized Representative and the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent and/or the Applicable Authorized Representative showing the identity, amount and location of any and all Equipment and Inventory constituting Collateral; provided that, unless an Event of Default shall have occurred and be continuing, such schedules shall only be delivered, to the extent reasonably requested by the Collateral Agent or the Applicable Authorized Representative, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 3.10(a) of the Indenture or the corresponding provisions of any Future Junior Priority Agreement.

6.4 Status of Security Interest.

(a) Subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Collateral Agent hereunder in all Collateral as valid, perfected Liens having priority over all other Liens except for Permitted Liens.

(b) Notwithstanding anything to the contrary herein, no Grantor shall be required to take any action to perfect the security interests granted hereunder on (i) any Collateral that can only be perfected by (A) Control (other than to the extent required by Section 4.1), (B) foreign filings with respect to Intellectual Property, or (C) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title, in each case except as and to the extent specified in Section 4 hereof, (ii) any assets of any Grantor located outside the United States or assets of any Grantor that require action under the laws of any jurisdiction other than the United States or any state or county thereof to perfect a security interest in such assets, including any Intellectual Property registered in any jurisdiction other than the United States, (iii) Letter of Credit Rights (other than Supporting Obligations) and (iv) any assets of any Grantor in which the cost of perfecting a security interest therein exceeds the practical benefit to the Junior Lien Secured Parties afforded thereby (as reasonably determined by the Company and the Applicable Authorized Representative).

6.5 Goods and Receivables.

(a) It shall not deliver any negotiable Document evidencing any Equipment to any Person other than the issuer of such negotiable Document to claim the Goods evidenced therefor or the Collateral Agent;

(b) it shall maintain, at its own cost and expense, such complete and accurate records with respect to all Receivables as is in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include accounting records indicating all payments and proceeds received with respect to the Receivables; and

(c) upon the occurrence and during the continuance of any Event of Default, each of the Grantors will collect and enforce, in accordance with past practices and in the ordinary course of business, all amounts due to such Grantor under the Receivables owned by it. Such Grantor will deliver to the Collateral Agent promptly upon its reasonable request or the reasonable request of the Applicable Authorized Representative after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Receivable owned by it, bearing such language of assignment as the Collateral Agent and/or the Applicable Authorized Representative shall reasonably specify in connection with its exercise of remedies hereunder.

6.6 Pledged Equity Interests, Investment Related Property.

(a) Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall promptly take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control (subject to Section 4.2) of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent to the extent certificated and to the extent that a security interest therein may be perfected by possession) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all dividends and distributions and all payments of interest;

(b) Voting.

(i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Junior Priority Documents, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof; and

(ii) Subject to the First/Second Priority Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days’ prior written notice from the Collateral Agent to such Grantor of the Collateral Agent’s intention to exercise such rights:

(1) all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (x) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (y) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1.

6.7 Intellectual Property.

(a) It shall not do any act or omit to do any act whereby any of the Material Intellectual Property may lapse, or become abandoned or cancelled, or dedicated to the public, in each case, except as shall be consistent with commercially reasonable business judgment and except as could not reasonably be expected to result in a Material Adverse Effect;

(b) it shall not, with respect to any Trademarks constituting Material Intellectual Property, fail to maintain the level of the quality of products sold and services rendered under any such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall adequately control the quality of goods and services offered by any licensee of its Trademarks to maintain such standards, in each case except as could not reasonably be expected to have a Material Adverse Effect; and

(c) it shall promptly notify the Collateral Agent and the Applicable Authorized Representative if it knows or becomes aware that any item of Material Intellectual Property may become subject to any judicial or administrative adverse determination regarding such Grantor’s right to own, register or use or the validity or enforceability of such item of Intellectual Property (including the institution of any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court), in each case except as could not reasonably be expected to have a Material Adverse Effect.

6.8 Insurance. Within 30 days after the Effective Date (or as soon as practicable thereafter using commercially reasonable efforts), the Company shall deliver to the Initial Purchasers (as defined in the Purchase Agreement), the Trustee and the Collateral Agent certificates with respect to the policies of insurance maintained by the Grantors with respect to any Collateral, which certificates shall reflect the Collateral Agent, for the benefit of the Junior Lien Secured Parties, as additional insured or loss payee, as applicable. Unless an Event of Default shall have occurred and be continuing, (x) the Collateral Agent shall turn over to the applicable Grantor any amounts received by it as loss payee under any such policies and (y) the Grantors shall have the sole right to make, settle and adjust claims in respect of such insurance. The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Collateral in accordance with the requirements set forth in the first sentence of this Section 6.8 and the requirements of any other Junior Priority Documents. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may (but shall not be obligated to), without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable or as directed by the Applicable Authorized Representative (acting in its reasonable discretion). All sums disbursed by the Collateral Agent in connection with this Section 6.8, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Junior Priority Secured Obligations secured hereby.

SECTION 7. FURTHER ASSURANCES; ADDITIONAL GRANTORS.

7.1 Further Assurances.

(a) Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary under applicable law, or that the Collateral Agent or the Applicable Authorized Representative may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i) file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property (other than any Intellectual Property in a foreign jurisdiction) and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Agent or the Applicable Authorized Representative may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;

(ii) take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any U.S. Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, and the various Secretaries of State, if applicable;

(iii) at any time following the occurrence and during the continuance of an Event of Default, upon request by the Collateral Agent or the Applicable Authorized Representative, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent and the Applicable Authorized Representative, or persons designated by the Collateral Agent or the Applicable Authorized Representative; provided that no Grantor shall be required to permit the inspection of any document, information or other matter (x) in respect of which disclosure to the Applicable Authorized Representative, the Collateral Agent or any Junior Lien Secured Party (or their respective representatives or contractors) is prohibited by law or any bona fide binding agreement or (y) is subject to attorney-client or similar privilege or constitutes attorney work product; provided that each Grantor will make available redacted versions of requested documents or, if unable to do so consistent with the preservation of such privilege, endeavor in good faith otherwise to disclose information responsive to the requests of Collateral Agent or the Applicable Authorized Representative in a manner that will protect such privilege;

(iv) at the Collateral Agent’s or the Applicable Authorized Representative’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral; and

(v) furnish the Collateral Agent and the Applicable Authorized Representative with such information regarding the Collateral, including, without limitation, the location thereof, as the Collateral Agent or the Applicable Authorized Representative may reasonably request from time to time.

(b) Without limiting the effect of Section 7.1(a)(i), each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent or the Applicable Authorized Representative may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein; provided that the Grantors shall not have any obligation to perfect any security interest or lien, or record any notice thereof, in any Intellectual Property in any jurisdiction other than the U.S. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent or the Applicable Authorized Representative may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect.

7.2 Additional Grantors. From time to time subsequent to the date hereof, and to the extent required or permitted pursuant to the terms of the Indenture and any Future Junior Priority Agreement, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”) by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of the Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

8.1 Power of Attorney. Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent or the Applicable Authorized Representative may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, the following:

(a) upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Junior Priority Documents;

(b) upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c) upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d) upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e) to prepare and file any UCC financing statements against such Grantor as debtor;

(f) to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor; provided that the Grantors shall not have any obligation to perfect any security interest or lien, or record any notice thereof, in any Intellectual Property in any jurisdiction other than the U.S.;

(g) upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge past due taxes, assessments, charges, fees, expenses, Liens, security interests or other encumbrances at any time levied or placed on the Collateral that are not Permitted Liens, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Indenture, any Future Junior Priority Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment reasonably made or any expense reasonably incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph (g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Junior Lien Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, expenses, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Junior Priority Documents. The Collateral Agent will give notice to the Company of any exercise of the Collateral Agent’s rights or powers pursuant to this paragraph (g); provided that any failure to give or delay in giving such notice shall not operate as a waiver of, or preclude any other or further exercise of, such rights or powers or the exercise of any other right or power pursuant to this Agreement; and

(h) upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal, subject, in each case, to the terms of any applicable agreements, with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

8.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Junior Lien Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any other Junior Lien Secured Party to exercise any such powers. The Collateral Agent and the other Junior Lien Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, to the same extent as if the security interests granted hereunder had not been granted to the Collateral Agent in the Collateral.

8.3 Appointment Pursuant to the Second Priority Pari Passu Intercreditor Agreement. The Collateral Agent has been appointed as collateral agent pursuant to the Second Priority Pari Passu Intercreditor Agreement. The rights, duties, privileges, immunities and indemnities of the Collateral Agent hereunder are subject to the provisions of the Second Priority Pari Passu Intercreditor Agreement.

8.4 Determinations by the Collateral Agent and Applicable Authorized Representative. Wherever in this Agreement the Collateral Agent is to make any determination or take any discretionary action, the Collateral Agent shall do so in accordance with the terms of the Second Priority Pari Passu Intercreditor Agreement. When, under the terms of the Second Priority Pari Passu Intercreditor Agreement, the Trustee is the Applicable Authorized Representative and under the terms of this Agreement, the Applicable Authorized Representative is to make any determination, take any discretionary action or direct the Collateral Agent, the Trustee shall make such determinations, take such actions or give such instructions all in accordance with the terms of the Indenture.

SECTION 9. REMEDIES.

9.1 Generally.

(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may (but shall not be obligated to) exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Junior Priority Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i) require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties; provided that no Grantor shall be required to permit the inspection of any document or information (x) in respect of which disclosure to the Applicable Authorized Representative, the Collateral Agent or any Junior Lien Secured Party (or their respective representatives or contractors) is prohibited by law or any bona fide binding agreement or (y) is subject to attorney-client or similar privilege or constitutes attorney work product; provided that each Grantor will make available redacted versions of requested documents or, if unable to do so consistent with the preservation of such privilege, endeavor in good faith otherwise to disclose information responsive to the requests of Collateral Agent in a manner that will protect such privilege;

(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent reasonably deems appropriate; and

(iv) without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose, subject, in each case, to the terms of any applicable agreements, of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b) The Collateral Agent or any other Junior Lien Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Junior Lien Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Junior Priority Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. For the avoidance of doubt, each of the Grantors and each of the Junior Lien Secured Parties, by their acceptance of the benefits of this Agreement, agree, to the fullest extent permitted by applicable law, that the Collateral Agent shall have the right to “credit bid” any or all of the Junior Priority Secured Obligations in connection with any sale or foreclosure proceeding in respect of the Collateral, including, without limitation, sales occurring pursuant to Section 363 of the Bankruptcy Code or included as part of any plan subject to confirmation under Section 1129(b)(2)(A)(iii) of the Bankruptcy Code. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that routinely provide for the auction of assets of the types included in the Collateral or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Junior Priority Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Junior Priority Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder.

(c) The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) The Collateral Agent shall have no obligation to marshal any of the Collateral.

9.2 Application of Proceeds. Subject to the ABL Intercreditor Agreement and the First/Second Priority Intercreditor Agreement, all proceeds of Collateral shall be applied by the Collateral Agent in the order of priority set forth in Section 2.01 of the Second Priority Pari Passu Intercreditor Agreement.

9.3 Sales on Credit. If the Collateral Agent sells any of the Collateral upon credit, a Grantor will be credited only with payments actually made by purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and a Grantor shall be credited with proceeds of the sale.

9.4 Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

9.5 Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent assignable, a non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of trademarks and service marks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks and service marks, to use, license or sublicense, to the extent permitted under the licenses granting such Grantor rights therein, any intellectual property now owned or licensed or hereafter acquired, developed or created by such Grantor, wherever the same may be located; provided that (i) such license shall be subject to the rights of any licensee under any exclusive license granted prior to such Event of Default, to the extent such license is a Permitted Lien, and (ii) to the extent the foregoing license is a sublicense of such Grantor’s rights as licensee under any third party license, the license to the Collateral Agent shall be in accordance with any limitations in such third party license.

9.6 Intellectual Property.

(a) Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property rights of such Grantor, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property rights as provided in this Section 9.6, each Grantor agrees, at the Collateral Agent’s request, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;

(ii) upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property included in the Collateral and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Junior Priority Secured Obligations outstanding only to the extent that the Collateral Agent (or any other Junior Lien Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property;

(iv) within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v) the Collateral Agent shall have the right (but not the obligation) to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1) all amounts and proceeds (including checks and other instruments) received by a Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2) a Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (iv) the Junior Priority Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer instruments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided that after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Junior Lien Secured Parties.

9.7 [Reserved].

SECTION 10. COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Junior Lien Secured Parties or their Authorized Representatives pursuant to the Second Priority Pari Passu Intercreditor Agreement. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement, the Second Priority Pari Passu Intercreditor Agreement, the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement and the other Junior Priority Documents. In furtherance of the foregoing provisions of this Section, each Junior Lien Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Junior Lien Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Junior Lien Secured Parties in accordance with the terms of this Section. The provisions of the Second Priority Pari Passu Intercreditor Agreement, the Indenture and each other Junior Priority Document relating to the Collateral Agent including, without limitation, the provisions relating to resignation or removal of the Collateral Agent and the rights, privileges and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of such agreements.

SECTION 11. CONTINUING SECURITY INTEREST.

This Agreement shall create a continuing security interest in the Collateral, shall remain in full force and effect until the payment in full of all Junior Priority Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the commitments under any Future Junior Priority Agreement, and shall be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the applicable Junior Priority Documents, any Junior Lien Secured Party may assign or otherwise transfer any Notes (as defined in the Indenture) held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Junior Lien Secured Party herein or otherwise. Upon the payment in full of all Junior Priority Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the commitments under any Future Junior Priority Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of Intellectual Property included in the Collateral in the form appropriate for recording in the U.S. Patent and Trademark Office, U.S. Copyright Office, and other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination. Upon any disposition of property (other than a disposition to another Grantor) or other release of such property from the Collateral, in each case, permitted by each Junior Priority Document, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. In addition, the Liens granted herein on any Collateral shall be released or subordinated as provided in Section 2.04 of the Second Priority Pari Passu Intercreditor Agreement and in Section 5.1 of the First/Second Priority Intercreditor Agreement. The Collateral Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 12. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 7.7 of the Indenture and the applicable section of each Future Junior Priority Agreement.

SECTION 13. MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 13.1 of the Indenture, the applicable section of each Future Junior Priority Agreement and Section 5.01 of the Second Priority Pari Passu Intercreditor Agreement. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article IX of the Indenture and the corresponding provisions of any Future Junior Priority Agreement; provided, however, that (i) schedules to this Agreement may be supplemented or amended at any time by any Grantor through Pledge Supplements (but no other existing provisions of this Agreement may be modified and no Collateral may be released (except as provided in Section 11 hereof), in each case solely through Pledge Supplements) and (ii) schedules to the Collateral Questionnaire may be supplemented or amended at any time by any Grantor by written notice thereof to the Collateral Agent and the Applicable Authorized Representative. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Junior Priority Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Junior Priority Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Junior Priority Documents, assign any right, duty or obligation hereunder. This Agreement and the other Junior Priority Documents embody the entire agreement and understanding between the Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Junior Priority Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document; and delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

THE PROVISIONS OF THE SECOND PRIORITY PARI PASSU INTERCREDITOR AGREEMENT UNDER THE HEADINGS “GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS,” “SUBMISSION TO JURISDICTION WAIVERS” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE SECOND PRIORITY PARI PASSU INTERCREDITOR AGREEMENT.

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder, in each case, (x) with respect to the ABL Priority Collateral are subject to the limitations and provisions of the ABL Intercreditor Agreement and (y) are subject to the limitations and provisions of the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2 and the definitions for the capitalized terms used therein) and the terms and conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, the terms and conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, as applicable, shall control. In the event of any inconsistency between the terms or conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement as such terms and conditions apply to any interpretation of this Agreement, (a) the terms of the ABL Intercreditor Agreement shall control over the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement and (b) the terms of the First/Second Priority Intercreditor Agreement shall control over the Second Priority Pari Passu Intercreditor Agreement.

Prior to the Discharge of First Lien Obligations, (i) the requirements herein to endorse, assign or deliver any Collateral to the Collateral Agent (or any representation or warranty having the effect of requiring the same) shall be deemed satisfied (or any such representation or warranty shall be deemed true) by endorsement, assignment or delivery of such Collateral to the First Lien Representative (as bailee for the Collateral Agent) pursuant to the terms of the First Lien Documents, and (ii) any endorsement, assignment or delivery of any Collateral to the First Lien Representative shall be deemed an endorsement, assignment or delivery of such Collateral to the Collateral Agent for all purposes hereunder. All capitalized terms used in this paragraph (including the word “Collateral”) have the meanings given to them in the First/Second Priority Intercreditor Agreement.

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IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

J. C. PENNEY COMPANY, INC., as Grantor

By:	/s/ Jeffrey Davis
	Name:	Jeffrey Davis
	Title:	Executive Vice President and Chief Financial Officer

J. C. PENNEY CORPORATION, INC., as Grantor

By:	/s/ Trent Kruse
	Name:	Trent Kruse
	Title:	Vice President, Treasury and Investor Relations

J. C. PENNEY PURCHASING CORPORATION, as Grantor

By:	/s/ Gary Piper
	Name:	Gary Piper
	Title:	Treasurer

JCP REAL ESTATE HOLDINGS, INC., as Grantor

By:	/s/ Gary Piper
	Name:	Gary Piper
	Title:	Treasurer

J. C. PENNEY PROPERTIES, INC., as Grantor

By:	/s/ Gary Piper
	Name:	Gary Piper
	Title:	Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Hallie E. Field
	Name:	Hallie E. Field
	Title:	Assistant Vice President

SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.	INTELLECTUAL PROPERTY

(A)	Copyrights

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	JC Penney today.	CSN0079730 1988	TX0002435333

The Forum Corporation of North America & J. C. Penney	Customer focused selling program--J C Penney : J C Penney face-to-face.		TX0001754461 1985

J.C. Penney & Riddle Manufacturing, Inc.	Alaska : no. AK0003.		VA0000671037 1994

J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher ... [et al.].	CSN0005887 1978	TX0000050687 TX0000109454 TX0000089924 TX0000092886 TX0000094856 TX0000091394 TX0000119494 TX0000140920

J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher ... [et al.].	CSN0005887 1977	TX0000045393

J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher ... [et al.].	CSN0005888 1978	TX0000063293 TX0000109453 TX0000089925 TX0000096126 TX0000094855 TX0000091393 TX0000119496 TX0000140919

J.C. Penney Company, Inc.	Penney News / editor-in-chief, Robert M. Fisher ... [et al.].	CSN0005888 1977	TX0000045394 TX0000045392

J.C. Penney Company, Inc.	Penney News / regional editor (Southeastern), Lawrence J. Gavrich ... [et al.].	CSN0005889 1978	TX0000063294

J.C. Penney Company, Inc.	Penney News / regional editor (Southeastern), Lawrence J. Gavrich ... [et al.].	CSN0005889 1977	TX0000045395 TX0000045391

J.C. Penney Company	Financial services report : a publication for J C Penney financial services management associates.	CSN0049824 1983	TX0001135652

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1997	TX0004492394 TX0004492392 TX0004492391 TX0004492393

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1996	TX0004283408 TX0004283410 TX0004283409 TX0004361805 TX0004361806 TX0004361807 TX0004361621 TX0004492396 TX0004492397 TX0004492395

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1995	TX0004149562 TX0004149563 TX0004182864 TX0004182863 TX0004182865

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1994	TX0003987051 TX0003987053 TX0003987052 TX0003987049 TX0003987050

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1993	TX0003573858 TX0003831167 TX0003831166 TX0003831165 TX0003831164 TX0003831163 TX0003831162

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1992	TX0003285446 TX0003340775 TX0003305190 TX0003340776 TX0003350308 TX0003573861 TX0003573860 TX0003573859

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1985	TX0001590281 TX0001568875 TX0001568874 TX0001600415 TX0001608027 TX0001637323 TX0001636563 TX0001682222 TX0001725541

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1984	TX0001273193 TX0001337445 TX0001332883 TX0001361149 TX0001381753 TX0001392894 TX0001431122 TX0001445020 TX0001483686

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1983	TX0001075753 TX0001086624 TX0001108023 TX0001134070 TX0001154020 TX0001171088 TX0001186527 TX0001208358 TX0001242509 TX0001311069

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1982	TX0000856581 TX0000898569 TX0000928379 TX0000942307 TX0000963522 TX0000999790 TX0000999791 TX0000995089 TX0001012728 TX0001029488 TX0001056289

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1981	TX0000708278

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1980	TX0000415866 TX0000463002 TX0000525370 TX0000541400 TX0000731302 TX0000595966

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1979	TX0000189229 TX0000194240 TX0000223414 TX0000240274 TX0000267587 TX0000306430 TX0000323105 TX0000337145 TX0000363388

J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1978	TX0000063664 TX0000090829 TX0000089308 TX0000095743 TX0000129914 TX0000059548 TX0000087983 TX0000117829 TX0000133927 TX0000149392 TX0000165203

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	JC Penney management report : a monthly newsletter to keep all Penney management associates informed of current developments.	CSN0003921 1977	TX0000040488

J.C. Penney Company, Inc.	JC Penney financial services : a quarterly newsletter / Robert M. Fisher, editor].	CSN0011561 1980

J.C. Penney Company, Inc.	JC Penney financial services : a quarterly newsletter / Robert M. Fisher, editor].	CSN0011561 1979	TX0000225136 TX0000389100

J.C. Penney Company, Inc.	JC Penney financial services : a quarterly newsletter / Robert M. Fisher, editor].	CSN0011561 1978	TX0000095714 TX0000153612

J.C. Penney Company, Inc.	JC Penney today.	CSN0011562 1978	TX0000153614 TX0000176284

J.C. Penney Company, Inc.	JC Penney today / [editor-in- chief, Robert M. Fisher ... et al.].	CSN0011562 1980	TX0000411190 TX0000433111 TX0000531120 TX0000443269 TX0000496800 TX0000537503 TX0000537506

J.C. Penney Company, Inc.	JC Penney today / [editor-in- chief, Robert M. Fisher ... et al.].	CSN0011562 1979	TX0000197108 TX0000224532 TX0000267257 TX0000307939 TX0000307940 TX0000328012 TX0000340409 TX0000356323 TX0000377557

J.C. Penney Company, Inc.	JC Penney today.	CSN0011563 1978	TX0000153613 TX0000176285

J.C. Penney Company, Inc.	JC Penney today /[editor-in- chief, Robert M. Fisher ... et al.].	CSN0011563 1980	TX0000411105 TX0000433113 TX0000443268 TX0000496801 TX0000537504

J.C. Penney Company, Inc.	JC Penney today / [editor-in- chief, Robert M. Fisher ... et al.].	CSN0011563 1979	TX0000197107 TX0000224533 TX0000267256 TX0000307942 TX0000307941 TX0000328013 TX0000340408 TX0000356324 TX0000377558

J.C. Penney Company, Inc.	Penney news.	CSN0012844 1978	TX0000119497

J.C. Penney Company, Inc.	Penney news.	CSN0012845 1978	TX0000119495

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	PenneyPAC report : a special suppl. of the J. C. Penney management rept. for profit-sharing associates / [prepared for the company’s Political Action Committee (PenneyPAC) ...].	CSN0056900 1984	TX0001364311

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1993	TX0003576922

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1992	TX0003576921

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1991	TX0003204670 TX0003200201

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1990	TX0003062887

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1989	TX0002545444 TX0002701839

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1988	TX0002446617

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1987	TX0002089154

J.C. Penney Company, Inc.	Minority business scope : the J C Penney minority economic development newsletter.	CSN0065746 1986	TX0001819508 TX0001911516

J.C. Penney Company, Inc.	Pennsylvania PenneyPAC newsline.	CSN0088113 1990	TX0002793806

J.C. Penney Company, Inc.	Focus 2000 : visions of diversity at J. C. Penney.	CSN0108046 1994	TX0003824889 TX0003929012 TX0003895531

J.C. Penney Company, Inc.	Focus 2000 : visions of diversity at J. C. Penney.	CSN0108046 1993	TX0003824885 TX0003824886 TX0003824887 TX0003824888

J.C. Penney Company, Inc.	1900--the year time changed / written & produced by Mary P. Manilla.		PA0000125220 1978

J.C. Penney Company, Inc.	Fashion comes to life.		PA0000498103 1990

J.C. Penney Company, Inc.	Jobs for Connecticut’s future / producers, Peter Foley, Margaret Gardiner, B. L. Harman, Laura Shuler ; directed by Doug Snyder.		PAu000831411 1986

J.C. Penney Company, Inc.	Jobs for Connecticut’s future.		PAu000831413 1986

Owner	Title	Copyright Serial No. (“CSN”) Serial Publication Year	Registration No.
J.C. Penney Company, Inc.	Holiday I.		PAu001694180 1992

J.C. Penney Company, Inc.	Holiday II.		PAu001694183 1992

J.C. Penney Company, Inc.	Seven days.		PAu001694187 1992

J.C. Penney Company, Inc.	Decoration.		PAu001694189 1992

J.C. Penney Company, Inc.	Service.		PAu001694190 1992

J.C. Penney Company, Inc.	Running : getting started / written by Allen Selner [i.e. Allen J. Selner] ; foreword by Bill Toomey for J. C. Penney ; [designed and illustrated by Ed Tadiello].		TX0000345271 1979

J.C. Penney Company, Inc.	Let’s write well : memos & letters / by Louise Lytle Patterson.		TX0000965543 1982

J.C. Penney Company, Inc.	JC Penney general management position questionnaire.		TX0001727407 1985

J.C. Penney Company, Inc.	J.C. Penney Company, Inc., a century of timeless values / Vanessa Castagna.		TX0005609330 2002

J.C. Penney Company, Inc.	Runners clinic manual.		TXu000027428 1979

J.C. Penney Company, Inc.	JC Penney affirmative action program : equal employment opportunity.		TXu000213033 1984

J.C. Penney Company, Inc.	JC Penney retail/catalog packaging manual for import merchandise.		TXu000289091 1987

J.C. Penney Company, Inc.	Country borders.		VAu000068800 1983

J.C. Penney, Inc.	Advanced focus report generation.		TX0002847950 1990

J.C. Penney, Inc.	Focus databases.		TX0002847951 1990

J.C. Penney, Inc.	Introduction to virtual machine (VM) and conversational monitor system (CMS)		TX0002847952 1990

J.C. Penney, Inc.	J.C. Penney microcomputer user guide.		TX0002847953 1990

J.C. Penney, Inc.	Beginning focus report generation DSS user support.		TX0002847954 1990

J.C. Penney, Inc.	PC DOS-advanced : student handbook.		TX0002847955 1990

J.C. Penney Purchasing Corporation.	Earring & 496 other titles.		See titles on Appendix A

(B)	Copyrights Licenses

None.

(C)	Patents

Patent	Application No. Filing Date	Registration No. Issue Date	Owner Name
HIGH EFFICIENCY OVEN AND METHOD OF USE	13366357 02/06/2012	8929724 01/06/2015	J. C. Penney Purchasing Corporation

SMART FIXTURE	29359811 04/15/2010	D637594 05/10/2011	J. C. Penney Corporation, Inc.

QUICK-DRY TEXTURED TOWEL	13172108 06/29/2011	8156967 04/17/2012	J. C. Penney Purchasing Corporation (as successor to J. C. Penney Private Brands, Inc.)[1]

(D)	Patent Licenses

None.

(E)	Trademarks

U.S. and State Trademarks:

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name

BOUTIQUE+	U.S. Federal	87001334 4/14/16	5224405 6/13/17	J. C. Penney Purchasing Corporation

PENNEY LANE	U.S. Federal	87001291 4/14/16	5201493 5/9/17	J. C. Penney Corporation, Inc.

BELLE + SKY	U.S. Federal	86606302 4/22/15	5013919 8/2/16	J. C. Penney Purchasing Corporation

BELLE + SKY	U.S. Federal	86606602 4/22/15	5013920 8/2/16	J. C. Penney Purchasing Corporation

STYLUS	U.S. Federal	86510380 1/21/15	4833716 10/13/16	J. C. Penney Purchasing Corporation

SLEEP CHIC	U.S. Federal	86315616 6/20/14	4832934 10/13/16	J. C. Penney Purchasing Corporation

[1]	Record ownership to be updated to reflect merger of J. C. Penney Private Brands, Inc. into J. C. Penney Purchasing Corporation.

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name

JCPENNEY HOME	U.S. Federal	86511366 1/22/15	4807704 9/8/15	J. C. Penney Purchasing Corporation

TOTAL GIRL	U.S. Federal	86575793 3/25/15	4804215 9/1/15	J. C. Penney Purchasing Corporation

JCPENNEY HOME EST. 1902	U.S. Federal	86511393 1/22/15	4803616 6/16/15	J. C. Penney Purchasing Corporation

XERSION	U.S. Federal	86510885 1/22/15	4803586 9/1/15	J. C. Penney Purchasing Corporation

H HOME EXPRESSIONS	U.S. Federal	86510856 1/22/15	4803584 9/1/15	J. C. Penney Purchasing Corporation

HOME EXPRESSIONS	U.S. Federal	86510824 1/22/15	4803581 9/1/15	J. C. Penney Purchasing Corporation

MIXIT	U.S. Federal	86510777 1/22/15	4803576 9/1/15	J. C. Penney Purchasing Corporation

THE ORIGINAL ARIZONA JEAN CO.	U.S. Federal	86510399 1/21/15	4803543 9/15/15	J. C. Penney Purchasing Corporation

FINDMORE	U.S. Federal	77925900 2/2/10	3895342 12/21/10	J. C. Penney Corporation, Inc.

JCP	U.S. Federal	86714515 4/1/08	3505202 9/23/08 (Cancelled)	J. C. Penney Corporation, Inc.

M	U.S. Federal	77894678 12/16/09	4013113 8/16/11	J. C. Penney Purchasing Corporation

MONET	U.S. Federal	73300467 3/9/81	1209655 9/21/82	J. C. Penney Purchasing Corporation

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name

THE FOUNDRY BIG & TALL SUPPLY CO.	U.S. Federal	85171312 11/10/10	4158540 6/12/12	J. C. Penney Corporation, Inc.

THE FOUNDRY BIG & TALL SUPPLY CO.	U.S. Federal	85171274 11/8/10	4158539 6/12/12	J. C. Penney Corporation, Inc.

JC PENNEY	U.S. Federal	86714672 8/4/15	4950072 5/3/16	J. C. Penney Corporation, Inc.

JC PENNEY	U.S. Federal	86714595 08/04/2015	4950068 05/03/2016	J. C. Penney Corporation, Inc.

MONET	U.S. Federal	72109807 12/7/60	0719979 8/15/61	J. C. Penney Purchasing Corporation

STAFFORD	U.S. Federal	73631706 21-Nov-1986	1502274 30-Aug-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

I SAID YES	U.S. Federal	85105315 11-Aug-2010	4053862 08-Nov-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

I SAID YES!	U.S. Federal	85105452 11-Aug-2010	4053863 08-Nov-2011	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
UPROAR	U.S. Federal	77963573 19-Mar-2010	4003383 26-Jul-2011 (Cancelled)	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

TOWNCRAFT	U.S. Federal	72210343 21-Jan-1965	0797853 19-Oct-1965	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

AMBRIELLE	U.S. Federal	86575893 23-Oct-2007	4845282 13-May-2008	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

FLIRTITUDE	U.S. Federal	86575821 06-Mar-2006	4808596 11-Dec-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

A.N.A A NEW APPROACH	U.S. Federal	86575868 20-Oct-2005	4845279 30-Jan-2007	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

STAFFORD	U.S. Federal	73701325 16-Dec-1987	1510969 01-Nov-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
ST. JOHN’S BAY	U.S. Federal	73636097 18-Dec-1986	1455438 01-Sep-1987	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

STJOHN’SBAY	U.S. Federal	73706932 22-Jan-1988	1503930 13-Sep-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

CITY STREETS	U.S. Federal	73462812 27-Jan-1984	1319486 12-Feb-1985	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

TOWNCRAFT	U.S. Federal	71247084 07-Apr-1927	0231906 30-Aug-1927	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

THE ORIGINAL ARIZONA JEAN COMPANY	U.S. Federal	74681437 30-May-1995	1978252 04-Jun-1996 (Cancelled)	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

LISETTE	U.S. Federal	75323165 11-Jul-1997	2197706 20-Oct-1998	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name

BRIGHT FUTURE	U.S. Federal	75320236 07-Jul-1997	2195308 13-Oct-1998	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

WORTHINGTON	U.S. Federal	73646168 24-Feb-1987	1486179 26-Apr-1988	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

UNDERSCORE	U.S. Federal	73632087 24-Nov-1986	1449840 28-Jul-1987	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

OKIE-DOKIE	U.S. Federal	75327048 18-Jul-1997	2195381 13-Oct-1998	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

BIG MAC	U.S. Federal	72243012 08-Apr-1966	0824962 28-Feb-1967	J.C. Penney Purchasing Corporation, as successor to J. C. Penney Private Brands, Inc.

LIZ CLAIBORNE NEW YORK	United States	77981858 8/19/2008	3999161 7/19/2011	J. C. Penney Purchasing Corporation

CLAIBORNE	United States	73600946 5/27/1986	1480350 3/15/1988	J. C. Penney Purchasing Corporation

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
CLAIBORNE	United States	73771324 12/23/1988	1554507 9/5/1989	J. C. Penney Purchasing Corporation

CLAIBORNE	United States	74062991 5/29/1990	1653728 8/13/1991	J. C. Penney Purchasing Corporation

CLAIBORNE Bottle Design	United States	73837071 11/1/1989	1611814 9/4/1990	J. C. Penney Purchasing Corporation

CLAIBORNE SPORT	United States	75234374 1/31/1997	2191453 9/22/1998	J. C. Penney Purchasing Corporation

CONCEPTS BY CLAIBORNE	United States	87519818 7/7/2017 (Pending ITU)		J. C. Penney Purchasing Corporation

Cosmetic Triangle Logo (Red, B	United States	73607982 7/7/1986	1450271 8/4/1987	J. C. Penney Purchasing Corporation

ELISABETH	United States	75035736 12/22/1995	2128086 1/13/1998	J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	73574821 12/23/1985	1422446 12/30/1986	J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	73241762 12/6/1979	1167434 9/1/1981	J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	75298341 5/27/1997	2202253 11/3/1998	J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	73741678 7/22/1988	1529086 3/7/1989	J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	75975430 11/15/1993	2131395 1/20/1998	J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	73588531 3/17/1986	1442825 6/16/1987	J. C. Penney Purchasing Corporation

LIZSPORT	United States	87520036 7/7/2017	5395423 02/06/18	J. C. Penney Purchasing Corporation

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
LIZGOLF	United States	75256491 3/13/1997	2132747 1/27/1998	J. C. Penney Purchasing Corporation

LIZWEAR	United States	87520022 07/07/2017	5395422 2/6/2018	J. C. Penney Purchasing Corporation

Triangular Bottle Design	United States	73707097 1/22/1988	1507695 10/11/1988	J. C. Penney Purchasing Corporation

ESTATE BY MONET	Puerto Rico	67135 6/20/2005	67135 12/10/2007	J. C. Penney Purchasing Corporation

M Monogram and MONET SINCE 1929 Design	Puerto Rico	Awaiting App. No. 1/13/2011		J. C. Penney Purchasing Corporation

MONET	United States	73300467 3/9/1981	1209655 9/21/1982	J. C. Penney Purchasing Corporation

MONET	United States	72109807 12/7/1960	719979 8/15/1961	J. C. Penney Purchasing Corporation

LIZ & CO. BY LIZ CLAIBORNE	United States	87530513 07/17/17 (Pending ITU)		J. C. Penney Purchasing Corporation

LIZ & CO.	United States	87530498 07/17/17 (Pending ITU)		J. C. Penney Purchasing Corporation

TOTAL GIRL	United States	87782447 02/02/2018 (Pending ITU)		J. C. Penney Purchasing Corporation

PS PERSONAL STYLE	United States	87782389 02/02/2018 (Pending ITU)		J. C. Penney Purchasing Corporation

LIZZIE BY LIZ CLAIBORNE	United States	87782304 02/02/2018 (Pending ITU)		J. C. Penney Purchasing Corporation

STYLE AND VALUE FOR ALL	United States	87782200 02/02/2018 (Pending ITU)		J. C. Penney Corporation, Inc.

LIZZIE BY LIZ CLAIBORNE	United States	87776498 01/30/2018 (Pending ITU)		J. C. Penney Purchasing Corporation

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
PEYTON & PARKER	United States	87770713 01/30/2018 (Pending ITU)		J. C. Penney Purchasing Corporation

JAMES & CO.	United States	87702796 11/30/2017 (Pending ITU)		J. C. Penney Purchasing Corporation

ARIZONA JEAN CO.	United States	87519900 07/07/2017 (Pending ITU)		J. C. Penney Purchasing Corporation

Design	United States	87390197 03/29/2017	5323049 10/31/2017	J. C. Penney Corporation, Inc.

Design	United States	87390717 03/29/17	5291143 09/19/17	J. C. Penney Corporation, Inc.

Design	United States	87390786 03/29/17	5291144 09/19/17	J. C. Penney Corporation, Inc.

ST. JOHN’S BAY	United States	87639553 10/10/2017		J. C. Penney Purchasing Corporation

LIZ CLAIBORNE	United States	85341825 06/09/2011	4063464 11/29/2011	J. C. Penney Purchasing Corporation

LC	United States	77910237 01/12/2010	4080583 01/03/2012	J. C. Penney Purchasing Corporation

Trademark	Jurisdiction	Application No. Application Date	Registration No. Registration Date	Owner Name
	United States	77910210 01/12/2010	4080582 01/03/2012	J. C. Penney Purchasing Corporation

	United States	77910193 01/12/2010	4080581 01/03/2012	J. C. Penney Purchasing Corporation

DISCOVER THE REAL SECRET	United States	85104972 08/11/2010	4037300 10/11/2011	J. C. Penney Corporation, Inc.

JCP	United States	86714515 08/04/2015	4913488 03/08/2016	J. C. Penney Corporation, Inc.

GET YOUR PENNEY’S WORTH	United States	86804119 10/29/2015	4990473 06/28/2016	J. C. Penney Corporation, Inc.

PRICED TO BUY. GUARANTEED TO LOVE.	United States	87346799 02/23/2017 (Pending ITU)		J. C. Penney Corporation, Inc.

GREAT CONNECTIONS	United States	73449355 10/24/1983	1298926 10/02/1984	J. C. Penney Purchasing Corporation

TOWNCRAFT	United States	73573635 12/16/1985	1404163 08/05/1986	J. C. Penney Purchasing Corporation

THE JCPENNEY TOWEL	United States	73600741 05/27/1986	1421983 12/23/1986	J. C. Penney Purchasing Corporation

(F)	Trademark Licenses

Licensor	Licensee	Marks Licensed	Type of License
Liz Claiborne, Inc., Liz Claiborne Cosmetics, Inc., L.C. Licensing, Inc., Juicy Couture, Inc. and Lucky Brand Dungarees, Inc. (collectively, “Licensor”)*	Elizabeth Arden, Inc. (“Licensee”)	The term “Licensed Marks” means LIZ CLAIBORNE, LIZ CLAIBORNE NEW YORK, CLAIBORNE, and LIZ (“Liz Stand-Alone Marks”), Liz Combination Marks (Marks incorporating a Liz Stand-Alone Mark with a Non-Liz Mark (e.g. CURVE, BORA BORA, MAMBO etc.) and Juicy Couture, Kate Spade and other marks not involved in the contemplated transaction	Licensor grants to Licensee an exclusive, royalty-bearing license to use the Licensed Marks to manufacture, market, advertise, promote, sell and distribute the licensed products to all accounts where prestige fragrance products are sold worldwide. Notwithstanding anything to the contrary Licensor grants to Licensee an exclusive, fully-paid, royalty-free license to use the Liz Combination Marks to manufacture, market, advertise, promote, sell and distribute Licensed Products bearing the Liz Combination Marks (but not Licensed Marks without the Non-Liz Marks) to all accounts where prestige fragrances are sold worldwide.

Licensor	Licensee	Marks Licensed	Type of License
Liz Claiborne, Inc. (“Company”)*	QVC	LIZ CLAIBORNE NEW YORK (the “Mark”)	Company grants to QVC during the term, non-exclusive licenses in various territories to promote certain identified products using the Mark

J. C. Penney Purchasing Corporation	Safilo USA, Inc.	Liz Claiborne Claiborne	Exclusive license to use each licensed mark in the territory as trademarks in connection with the manufacture, advertising, merchandising, promotion, sale and distribution of approved LC merchandise to approved customers

J. C. Penney Corporation, Inc. (“Purchaser”)	Liz Claiborne, Inc. (“Seller”)	Liz Claiborne New York LCNY	Purchaser grants to Seller a royalty free reverse license with respect to certain acquired trademarks, as part of the acquisition.

J. C. Penney Purchasing Corporation	Moda LLC	Liz Claiborne	Licensor grants to Licensee the exclusive right to use the Mark in connection with the design and manufacture of women’s footwear products bearing the Mark.

J. C. Penney Corporation, Inc.	Adelington Design Group, LLC	Liz Claiborne, Claiborne, Liz, Liz & Co., Concepts by Claiborne, LC, the LC logo, LizSport, Elizabeth, LizGolf, Liz Claiborne New York, LCNY, Lizwear, MONET, the “M” logo	Licensor grants Licensee the exclusive right to use the Marks in connection with the design and manufacture of fashion jewelry to be sold by Licensor

J. C. Penney Corporation, Inc.	CAA-GBG Global Brand Management	Liz Claiborne	Licensor grants to Licensee the exclusive right to represent Licensor during the Term to expand the Brand through licensing and related opportunities in the territories described in the letter agreement

*	J. C. Penney Corporation acquired the Trademarks referred to herein subject to the Trademark licenses referred to herein, which are continuing pursuant to the terms of the underlying license agreements.

(G)	Trade Secret Licenses

None.

II.	COMMERCIAL TORT CLAIMS

Claim of J. C. Penney Corporation, Inc. against a landlord’s roofing consultant, RoofTech Consulting Group, Inc., and contractor, Progressive Services, Inc., for negligence resulting in a partial roof collapse and store flood. A further claim was made against landlord’s remediation contractor for additional flooding and inventory damage related to work performed following the initial flooding event. The total value of the claims exceeds $4 million. The claim amount represents J. C. Penney Corporation, Inc.’s deductible under its insurance and other uninsured losses. Suit has been filed on the claims and the same is currently pending in state court in Comanche County, Oklahoma.

III.	RESERVED

APPENDIX A

(see attached)

Titles in document V3608D709

This list contains titles in document V3608D709

Document title: Earring & 496 other titles.

The complete document is: V3608 D709 P1-17

List of titles:

001	Earring. Style no 9920. VA000063448.

002	Optimal earring: no 05005. VA0000234622.

003	Optimal necklace: no 08050. VA0000234621.

004	Harp pin with rhinestones: no 47686-G/CRY. VA0000757611.

005	Christmas tree pin: no 47412. VA0000825387.

006	Christmas tree pin with rhinestones: 47412-GCRY. VA0000764458.

007	Flower swirl pin with rhinestones in center: 47418-G/CRY. VA0000757612.

008	Snowflake pin with rhinestones: no 47414-G/CRY. VA0000757610.

009	14K earwire: no 38046. VA0000825395.

010	14K gold filled earwires: no 45370. VA0000867887.

011	14K gold filled earwires: no 45651. VA0000867888.

012	14K gold filled earwires: no 92839. VA0000867894.

013	14K gold filled earwires: no 93658. VA0000867896.

014	14K gold posts: no 65844. VA0000858780.

015	34882. VA0000825327.

016	36697. VA0000825321.

017	36766. VA0000825322.

018	37191. VA0000825363.

019	45165. VA0000867947.

020	45360. VA0000867923.

021	45409PE. VA0000878073.

022	45840. VA0000878071.

023	45843. VA0000878070.

024	45854. VA0000867585.

025	45855. VA0000867906.

026	45856. VA0000867587.

027	45857. VA0000867586.

028	45860. VA0000867865.

029	45861. VA0000867956.

030	45862. VA0000867588.

031	45866. VA0000867922.

Titles in document V3608D709

032	45869. VA0000867907.

033	45882. VA0000867898.

034	45886. VA0000867867.

035	45892. VA0000867921.

036	45893. VA0000867948.

037	45894. VA0000867869.

038	45897. VA0000867920.

039	45898. VA0000867955.

040	45902. VA0000878083.

041	45905. VA0000867895.

042	46165. VA0000878077.

043	46242. VA0000878072.

044	49386. VA0000878084.

045	Bracelet: no 36186. VA0000842970.

046	Bracelet: no 37179. VA0000842919.

047	Bracelet: no 37578. VA0000843077.

048	Bracelet: no 39944. VA0000858778.

049	Bracelet: no 44273. VA0000842981.

050	Bracelet: no 44761. VA0000858785.

051	Bracelet: no 45393. VA0000842987.

052	Bracelet: no 45394. VA0000843107.

053	Bracelet: no 45580. VA0000842855.

054	Bracelet: no 45596. VA0000842853.

055	Bracelet: no 65064. VA0000842980.

056	Bracelet: no 65183. VA0000843101.

057	Bracelet: no 65259. VA0000842969.

058	Bracelet: no 65260. VA0000842893.

059	Bracelet: no 65261. VA0000842922.

060	Bracelet: no 65395. VA0000858763.

061	Bracelet: no 66258. VA0000843096.

062	Bracelet: no 92626. VA0000843085.

063	Bracelet: no 92632. VA0000843076.

064	Bracelet: style no 37562. VA0000842996.

065	Bracelet: style no 65196. VA0000843084.

066	Charm: style no 45863. VA0000867910.

067	Charms: style no 45852. VA0000867957.

068	Charms: style no 45858. VA0000867945.

Titles in document V3608D709

069	Charms: style no 45879. VA0000867946.

070	Charms: style no 45895. VA0000867584.

071	Charms: style no 45896. VA0000867583.

072	Charms: style no 45904. VA0000867873.

073	Clip earring: no 41599. VA0000825388.

074	Clip earring: no 41655. VA0000843087.

075	Clip earring: no 41919. VA0000842844.

076	Clip earring: no 45379. VA0000842858.

077	Clip earring: no 45381. VA0000842907.

078	Clip earring: no 45415. VA0000842912.

079	Clip earring: no 45416. VA0000842983.

080	Clip earring: no 45635. VA0000842918.

081	Clip earring: no 45658. VA0000842854.

082	Clip earring: no 45724. VA0000842992.

083	Clip earring: no 65284. VA0000842917.

084	Clip earring: no 66279. VA0000842840.

085	Clip earring: no 66280. VA0000842998.

086	Clip earring: style no 45401. VA0000843090.

087	Clip earring: style no 45402. VA0000842847.

088	Clip earring: style no 45411. VA0000842900.

089	Clip earring: style no 45412. VA0000842904.

090	Clip earring: style no 46395. VA0000878092.

091	Clip earring: style no 45633. VA0000842994.

092	Clips: no 92675. VA0000867952.

093	Clips: no 93385. VA0000867893.

094	Clips: no 93692. VA0000867897.

095	Comfort clips: no 64340. VA0000867890.

096	Earwires: no 44768. VA0000843089.

097	Earwires: no 45371. VA0000842841.

098	Earwires: no 41917. VA0000842843.

099	Earwires: no 45404. VA0000842903.

100	Earwires: no 45406. VA0000842842.

101	Earwires: no 65070. VA0000843088.

102	Earwires: no 65073. VA0000843073.

103	Luxury clips: no 45673. VA0000867954.

104	Luxury clips: no 45677. VA0000867915.

105	Monet 96’ holiday box. VA0000880959.

Titles in document V3608D709

106	Monet clip earrings. VA0000825362.

107	Necklace: no 37142. VA0000842891.

108	Necklace: no 37148. VA0000842964.

109	Necklace: no 39919. VA0000858790.

110	Necklace: no 44242. VA0000842978.

111	Necklace: no 44754. VA0000843104.

112	Necklace: no 45345. VA0000842927.

113	Necklace: no 45346. VA0000843093.

114	Necklace: no 45348. VA0000842995.

115	Necklace: no 45349. VA0000842908.

116	Necklace: no 45351. VA0000842859.

117	Necklace: no 45353. VA0000842846.

118	Necklace: no 45356. VA0000842857.

119	Necklace: no 45357. VA0000842860.

120	Necklace: no 45382. VA0000843852.

121	Necklace: no 45383. VA0000842845.

122	Necklace: no 45383. VA0000842861.

123	Necklace: no 45384. VA0000842979.

124	Necklace: no 45392. VA0000842967.

125	Necklace: no 45616. VA0000843098.

126	Necklace: no 45618. VA0000842856.

127	Necklace: no 45638. VA0000842993.

128	Necklace: no 45639. VA0000842988.

129	Necklace: no 48048. VA0000907477.

130	Necklace: no 48104. VA0000907476.

131	Necklace: no 48123. VA0000907479.

132	Necklace: no 48181. VA0000907478.

133	Necklace: no 65052. VA0000842982.

134	Necklace: no 65055. VA0000842925.

135	Necklace: no 65058. VA0000842924.

136	Necklace: no 65250. VA0000842911.

137	Necklace: no 65258. VA0000843106.

138	Necklace: no 66249. VA0000842895.

139	Necklace: no 66250. VA0000843086.

140	Necklace: no 66251. VA0000842894.

141	Necklace: no 66252. VA0000843079.

142	Necklace: no 92500. VA0000842973.

Titles in document V3608D709

143	Necklace: no 92600. VA0000842984.

144	Necklace: no 92606. VA0000842921.

145	Necklace: no 92612. VA0000842928.

146	Necklace: style no 44755. VA0000878088.

147	Necklace: style no 45385. VA0000842848.

148	Necklace: style no 45389. VA0000842965.

149	Necklace: style no 45619. VA0000842961.

150	Necklace: style no 45621. VA0000842976.

151	No 34367. VA0000825326.

152	No 34758. VA0000825354.

153	No 34889. VA0000825355.

154	No 35631. VA0000825324.

155	No 35635. VA0000825369.

156	No 35642. VA0000825325.

157	No 36180. VA0000825366.

158	No 36193. VA0000825353.

159	No 36531. VA0000825337.

160	No 36538. VA0000825329.

161	No 36642. VA0000825336.

162	No 36660. VA0000825323.

163	No 36679. VA0000825367.

164	No 36694. VA0000825365.

165	No 36694. VA0000825317.

166	No 36696. VA0000825340.

167	No 36703. VA0000825314.

168	No 36704. VA0000825319.

169	No 36708. VA0000825318.

170	No 36710. VA0000825338.

171	No 36747. VA0000825315.

172	No 36762. VA0000825313.

173	No 36773. VA0000825316.

174	No 36777. VA0000825320.

175	No 37141. VA0000825364.

176	No 37146. VA0000825368.

177	No 37561. VA0000825345.

178	No 37574. VA0000825335.

179	No 37579. VA0000825346.

Titles in document V3608D709

180	No 37964. VA0000825374.

181	No 37965. VA0000825349.

182	No 37967. VA0000825356.

183	No 37968. VA0000825351.

184	No 37969. VA0000825373.

185	No 37973. VA0000825376.

186	No 37975. VA0000825352.

187	No 38007. VA0000825375.

188	No 38045. VA0000825359.

189	No 38048. VA0000825361.

190	No 38053. VA0000825360.

191	No 38434. VA0000825378.

192	No 38434. VA0000825378.

193	No 39527. VA0000825384.

194	No 39600. VA0000858779.

195	No 39602. VA0000858809.

196	No 39603. VA0000858827.

197	No 39604. VA0000858839.

198	No 39606. VA0000825380.

199	No 39920. VA0000858757.

200	No 39925. VA0000858765.

201	No 39927. VA0000858801.

202	No 39936. VA0000858833.

203	No 39938. VA0000858755.

204	No 39954. VA0000858811.

205	No 39999. VA0000825382.

206	No 41577. VA0000825377.

207	No 41600. VA0000858840.

208	No 41648. VA0000825383.

209	No 41745. VA0000858802.

210	No 41826. VA0000858804.

211	No 41916. VA0000825381.

212	No 44246. VA0000858775.

213	No 44247. VA0000858805.

214	No 44292. VA0000858813.

215	No 44338. VA0000858808.

216	No 44340. VA0000858756.

Titles in document V3608D709

217	No 44360. VA0000858814.

218	No 44376. VA0000858803.

219	No 44424. VA0000858760.

220	No 44629. VA0000825312.

221	No 44689. VA0000825344.

222	No 44700. VA0000825342.

223	No 44705. VA0000825358.

224	No 44748. VA0000858838.

225	No 44752. VA0000825370.

226	No 44754. VA0000858752.

227	No 44759. VA0000858841.

228	No 44763. VA0000858789.

229	No 44764. VA0000858842.

230	No 44771. VA0000858843.

231	No 44778. VA0000858754.

232	No 44784. VA0000858835.

233	No 44785. VA0000858831.

234	No 44835. VA0000867908.

235	No 44844. VA0000858819.

236	No 44845. VA0000858847.

237	No 44847. VA0000858786.

238	No 44848. VA0000858766.

239	No 45215. VA0000858788.

240	No 45283. VA0000858753.

241	No 45305. VA0000825343.

242	No 45344. VA0000858816.

243	No 45358. VA0000867918.

244	No 45359. VA0000867881.

245	No 45361. VA0000867837.

246	No 45362. VA0000867879.

247	No 45363. VA0000867592.

248	No 45364. VA0000867591.

249	No 45365. VA0000867878.

250	No 45366. VA0000867868.

251	No 45367. VA0000867839.

252	No 45369. VA0000867875.

253	No 45374. VA0000867582.

Titles in document V3608D709

254	No 45375. VA0000867880.

255	No 45376. VA0000867876.

256	No 45377. VA0000867838.

257	No 45378. VA0000867593.

258	No 45380. VA0000867874.

259	No 45418. VA0000867849.

260	No 45422. VA0000867886.

261	No 45423. VA0000867848.

262	No 45427. VA0000867850.

263	No 45428. VA0000867843.

264	No 45435. VA0000867842.

265	No 45433. VA0000867913.

266	No 45434. VA0000867844.

267	No 45437. VA0000867589.

268	No 45579. VA0000867903.

269	No 45590. VA0000867914.

270	No 45624. VA0000848334.

271	No 45652. VA0000867851.

272	No 45670. VA0000867949.

273	No 45674. VA0000867950.

274	No 45867. VA0000867863.

275	No 45903. VA0000867861.

276	No 46167. VA0000867862.

277	No 64794. VA0000825331.

278	No 64798. VA0000825328.

279	No 64800. VA0000825333.

280	No 64801. VA0000825347.

281	No 64802. VA0000825332.

282	No 64803. VA0000825330.

283	No 64804. VA0000858758.

284	No 64808. VA0000825334.

285	No 65062. VA0000848333.

286	No 65197. VA0000825341.

287	No 65251. VA0000825357.

288	No 65380. VA0000858782.

289	No 65381. VA0000858821.

290	No 65388. VA0000858815.

Titles in document V3608D709

291	No 65396. VA0000858849.

292	No 65400. VA0000858787.

293	No 65408. VA0000858825.

294	No 65414. VA0000858846.

295	No 65414. VA0000858823.

296	No 65448. VA0000858768.

297	No 65450. VA0000858783.

298	No 65452. VA0000858818.

299	No 65681. VA0000858824.

300	No 65753. VA0000858777.

301	No 65754. VA0000858806.

302	No 65755. VA0000858817.

303	No 65760. VA0000858836.

304	No 65762. VA0000858751.

305	No 65772. VA0000858812.

306	No 65773. VA0000858764.

307	No 65774. VA0000858851.

308	No 65776. VA0001018786.

309	No 65778. VA0000858769.

310	No 65779. VA0000858810.

311	No 65780. VA0000858822.

312	No 65782. VA0000858781.

313	No 65785. VA0000858807.

314	No 65787. VA0000858770.

315	No 65788. VA0000858776.

316	No 65789. VA0000858830.

317	No 65790. VA0000858837.

318	No 65830. VA0000858828.

319	No 65846. VA0000858829.

320	No 65847. VA0000858850.

321	No 65873. VA0000858784.

322	No 65874. VA0000867859.

323	No 65878. VA0000858845.

324	No 65879. VA0000858820.

325	No 65913. VA0000825372.

326	No 65914. VA0000825371.

327	No 66021. VA0000858852.

Titles in document V3608D709

328	No 66026. VA0000858774.

329	No 66027. VA0000858826.

330	No 66028. VA0000858848.

331	No 66030. VA0000867912.

332	No 66031. VA0000858773.

333	No 66032. VA0000858844.

334	No 66033. VA0000858834.

335	No 66034. VA0000867872.

336	No 66045. VA0000858771.

337	No 66067. VA0000867866.

338	No 66069. VA0000867889.

339	No 66072. VA0000867961.

340	No 66073. VA0000867902.

341	No 92120. VA0000825385.

342	No 92130. VA0000825386.

343	No 92598. VA0000867835.

344	No 92604. VA0000867856.

345	No 92614. VA0000867857.

346	No 92616. VA0000867884.

347	No 92647. VA0000867882.

348	No 92649. VA0000867594.

349	No 92659. VA0000867845.

350	No 92677. VA0000867951.

351	No 92679. VA0000867891.

352	No 92691. VA0000867841.

353	No 92697. VA0000867871.

354	No 92705. VA0000867870.

355	No 92707. VA0000867853.

356	No 92709. VA0000867883.

357	No 92713. VA0000867858.

358	No 92717. VA0000867840.

359	No 92829. VA0000867846.

360	No 92835. VA0000867924.

361	No 92849. VA0000867854.

362	No 92851. VA0000867855.

363	No 92855. VA0000867860.

364	No 92865. VA0000867885.

Titles in document V3608D709

365	No 93113. VA0000867836.

366	No 93141. VA0000867917.

367	No 93173. VA0000867909.

368	No 93253. VA0000867959.

369	No 93263. VA0000867579.

370	No 93281. VA0000867577.

371	No 93285. VA0000867578.

372	No 93289. VA0000867899.

373	No 93327. VA0000867580.

374	No 93331. VA0000867892.

375	No 93652. VA0000867864.

376	No 93678. VA0000867852.

377	No 93811. VA0000867847.

378	Pierced earring: no 34365. VA0000842991.

379	Pierced earring: no 37193. VA0000843069.

380	Pierced earring: no 41578. VA0000843082.

381	Pierced earring: no 41635. VA0000843105.

382	Pierced earring: no 41696. VA0000842986.

383	Pierced earring: no 41744. VA0000825393.

384	Pierced earring: no 45350. VA0000843081.

385	Pierced earring: no 45372. VA0000842906.

386	Pierced earring: no 45407. VA0000842959.

387	Pierced earring: no 45408. VA0000842901.

388	Pierced earring: no 45630. VA0000842909.

389	Pierced earring: no 45654. VA0000842905.

390	Pierced earring: no 45684. VA0000842997.

391	Pierced earring: no 48209. VA0000907475.

392	Pierced earring: no 49026. VA0000907480.

393	Pierced earring: no 65074. VA0000842914.

394	Pierced earring: no 65274. VA0000843074.

395	Pierced earring: no 92524. VA0000842916.

396	Pierced earring: no 92671. VA0000843094.

397	Pierced earring: no 93381. VA0000843071.

398	Pierced earring: no 93855. VA0000842926.

399	Pierced earring: style no 45399. VA0000842962.

400	Pierced earring: style no 45400. VA0000842897.

401	Pierced earring: style no 45403. VA0000842898.

Titles in document V3608D709

402	Pierced earring: style no 45405. VA0000842902.

403	Pierced earring: style no 45413. VA0000842896.

404	Pierced earring: style no 45414. VA0000842899.

405	Pierced earring: style no 45628. VA0000842966.

406	Pierced earring: style no 45629. VA0000842989.

407	Pierced earring: style no 45632. VA0000842977.

408	Pierced earring: style no 45688. VA0000842985.

409	Pierced earring: style no 45692. VA0000842971.

410	Pierced earring: style no 66263. VA0000842849.

411	Pierced earring: style no 66275. VA0000842892.

412	Pin: no 34790. VA0000842850.

413	Pin: no 37184. VA0000842972.

414	Pin: no 37966. VA0000825392.

415	Pin: no 38008. VA0000825394.

416	Pin: no 39987. VA0000943103.

417	Pin: no 39988. VA0000858761.

418	Pin: no 39995. VA0000843083.

419	Pin: no 39998. VA0000858762.

420	Pin: no 45329. VA0000867916.

421	Pin: no 45396. VA0000843108.

422	Pin: no 45419. VA0000867904.

423	Pin: no 45420. VA0000867911.

424	Pin: no 45426. VA0000867901.

425	Pin: no 45429. VA0000867905.

426	Pin: no 45435. VA0000867900.

427	Pin: no 64799. VA0000842839.

428	Pin: no 65067. VA0000842923.

429	Pin: no 65068. VA0000842960.

430	Pin: no 65262. VA0000842963.

431	Pin: no 65263. VA0000842851.

432	Pin: no 65264. VA0000842968.

433	Pin: no 65399. VA0000842975.

434	Pin: no 65680. VA0000843070.

435	Pin: no 65777. VA0000843075.

436	Pin: no 65783. VA0000842929.

437	Pin: no 66260. VA0000843099.

438	Pin: no 66262. VA0000843078.

Titles in document V3608D709

439	Pin: no 92638. VA0000842920.

440	Pin: no 92640. VA0000842910.

441	Pin: no 92642. VA0000843102.

442	Pin: no 92687. VA0000843100.

443	Pin: no 92693. VA0000842930.

444	Pin: no 92699. VA0000843080.

445	Pin: no 92711. VA0000842913.

446	Pin: no 93175. VA0000842974.

447	Pin: no 93287. VA0000867590.

448	Pin: no 93624. VA0000867919.

449	Pin: style no 34793. VA0000843072.

450	Pin: style no 45388. VA0000842915.

451	Pin: style no 45397. VA0000842990.

452	Pin: style no 45398. VA0000843091.

453	Pin: style no 45425. VA0000843092.

454	Pin: style no 45625. VA0000843095.

455	Pin: style no 92719. VA0000843097.

456	Sterling silver bracelet: style no 36671. VA0000825391.

457	Sterling silver clip earring: no 36765. VA0000825390.

458	Sterling silver pierced earring: no 36776. VA0000825389.

459	Style no 46241. VA0000878086.

460	Surgical steel earwires: no 41905. VA0000858767.

461	Surgical steel earwires: no 41907. VA0000858759.

462	Surgical steel earwires: no 41915. VA0000858772.

463	Surgical steel earwires: no 93293. VA0000867960.

464	Surgical steel eyewires: no 44726. VA0000825379.

465	Surgical steel posts: no 44773. VA0000858832.

466	Surgical steel posts: no 45368. VA0000867958.

467	Surgical steel posts: no 92644. VA0000867953.

468	Surgical steel posts: no 93301. VA0000867576.

469	Surgical steel posts: no 93305. VA0000867581.

470	Surgical steel posts: no 93674. VA0000867877.

471	47166. VA0000878082.

472	47253. vA0000878076.

473	47977BRAC. VA0000878075.

474	48320PE. VA0000878078.

475	49391. VA0000878069.

Titles in document V3608D709

476	49393. VA0000878074.

477	49405. VA0000878081.

478	49414. VA0000878079.

479	49460, 14KPE. VA0000878080.

480	49465, 14KPE. va0000878085.

481	Charm: no 46166. VA0000878093.

482	Clip earring: style no 46403. VA0000878091.

483	Clip earring: style no 49368. VA0000878094.

484	Monet 96’ Mother’s Day box. VA0000880961.

485	Monet ‘97 national box. VA0000880957.

486	Necklace: style no 46390. VA0000878089.

487	Necklace: style no 48187. VA0000878087.

488	Necklace: style no 49534.

489	Pierced earring: style no 46409. VA0000878090.

490	Pin: style no 49403. VA0000878095.

491	23798. VA0001011016.

492	29141. VA0001011017.

493	29142. VA0001011016.

494	29143. VA0001011019.

495	29144. VA0001011020.

496	29145. VA0001011021.

497	29146. VA0001011022.

End of titles list for document V3608D709

This is not a legal document.

How to obtain a copy of a recorded document: http://www.copyright.gov/circs/circ06.pdf

U.S. Copyright Office

101 Independence Ave., S.E.

Washington, D.C. 20559-6000

(202) 707-3000

SCHEDULE 5.4

TO PLEDGE AND SECURITY AGREEMENT

FINANCING STATEMENTS

Grantor	Filing Jurisdiction
J. C. Penney Company, Inc.	Delaware

J.C. Penney Corporation, Inc.	Delaware

J. C. Penney Purchasing Corporation	New York

JCP Real Estate Holdings, Inc.	Delaware

J. C. Penney Properties, Inc.	Delaware

SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT

Equipment Locations

(See attached)

Equipment Locations

Store Number	Type/Use	Address	City	State
1	MAIN STORE	722 J.C. PENNEY DRIVE	KEMMERER	WY
4	MAIN STORE	990 22ND AVE S	BROOKINGS	SD
5	MAIN STORE	9501 ARLINGTON EXPY STE 105	JACKSONVILLE	FL
7	MAIN STORE	PO BOX 7126	AUBURN	NY
12	MAIN STORE	78 E MAIN ST	PRICE	UT
16	MAIN STORE	1170 CENTRAL AVE	DUNKIRK	NY
17	MAIN STORE	1425 S SANTA FE AVE	CHANUTE	KS
26	MAIN STORE	124 S MAIN ST	PENDLETON	OR
27	MAIN STORE	12300 SE 82ND AVE	PORTLAND	OR
30	MAIN STORE	14301 BURNHAVEN DR	BURNSVILLE	MN
43	MAIN STORE	621 MAIN ST	ALAMOSA	CO
44	MAIN STORE	3542 S MARYLAND PKWY	LAS VEGAS	NV
46	MAIN STORE	701 RICHMOND RD	RICHMOND HEIGHTS	OH
52	MAIN STORE	321 MAIN ST	FORT MORGAN	CO
55	MAIN STORE	4600 S MEDFORD DR STE 2000	LUFKIN	TX
56	MAIN STORE	413 DAKOTA AVE	WAHPETON	ND
58	MAIN STORE	2050 PONCE BY PASS STE 200	PONCE	PR
63	MAIN STORE	212 E 2ND ST	THE DALLES	OR
65	MAIN STORE	1309 ADAMS AVE	LA GRANDE	OR
67	MAIN STORE	500 LEHIGH VALLEY MALL	WHITEHALL	PA
89	MAIN STORE	2321 DAVE LYLE BLVD	ROCK HILL	SC
90	HOME STORE	4861 NORTH STONE	TUCSON	AZ
90	MAIN STORE	4530 N ORACLE RD	TUCSON	AZ
99	MAIN STORE	300 CROSS CREEK MALL MORGANTOWN RD AND 401 BY-PASS	FAYETTEVILLE	NC
102	MAIN STORE	9801 CORTANA PL	BATON ROUGE	LA
104	MAIN STORE	201-209 WEST C ST	MCCOOK	NE
106	MAIN STORE	401 NE NORTHGATE WAY STE 475	SEATTLE	WA
109	ADDITIONAL SPACE	1330 DUANE STREET	ASTORIA	OR
109	MAIN STORE	1343 COMMERCIAL ST	ASTORIA	OR
113	MAIN STORE	PO BOX 668	WILLISTON	ND
116	MAIN STORE	81 ROCKINGHAM PARK BLVD	SALEM	NH
120	MAIN STORE	301 WYOMING BLVD SE	CASPER	WY
129	MAIN STORE	600 S CARPENTER AVE	KINGSFORD	MI
130	MAIN STORE	601-635 HARRY L DR STE 99	JOHNSON CITY	NY
133	MAIN STORE	25 LILAC MALL (RT 125)	ROCHESTER	NH
135	MAIN STORE	344 V BUCKLAND HLS DR STE 7000	MANCHESTER	CT
141	MAIN STORE	1207 N COMMERCE	ARDMORE	OK
152	MAIN STORE	4835 PROMENADE PKWY	BESSEMER	AL
157	MAIN STORE	2180 S GILBERT RD	CHANDLER	AZ
161	MAIN STORE	5043 JIMMY LEE SMITH PKWY	HIRAM	GA
162	MAIN STORE	90 E LOCUST ST	CANTON	IL
163	MAIN STORE	800 FOXCROFT AVE STE 800	MARTINSBURG	WV
168	MAIN STORE	300 MONTGOMERY MALL	NORTH WALES	PA
170	MAIN STORE	720 N 12TH ST (US 641)	MURRAY	KY
171	MAIN STORE	10225 77TH ST	PLEASANT PRAIRIE	WI
174	LICENSE AGREEMENT	901 AVE OF THE AMERICAS STE137	NEW YORK	NY
174	MAIN STORE	100 W 33RD ST	NEW YORK	NY
178	MAIN STORE	333 MAIN ST STE 200	OAK RIDGE	TN
179	MAIN STORE	6051 SKILLMAN ST	DALLAS	TX
182	MAIN STORE	1800 DAISY ST EXT STE 2	CLEARFIELD	PA
183	MAIN STORE	2100 HAMILTON PLACE BLVD	CHATTANOOGA	TN
184	MAIN STORE	990 NW BLUE PKWY	LEES SUMMIT	MO
185	MAIN STORE	1150 W CARL SANDBURG DR	GALESBURG	IL
192	MAIN STORE	11801 FAIR OAKS MALL	FAIRFAX	VA
194	MAIN STORE	9100 MCHUGH DR STE 576	LANHAM	MD

Equipment Locations

Store Number	Type/Use	Address	City	State
195	MAIN STORE	63 SERRAMONTE CTR	DALY CITY	CA
196	MAIN STORE	222 S STATE ST	FAIRMONT	MN
197	MAIN STORE	SEND TO SL SHARED SERVICES CTR	BROOKLYN	NY
198	MAIN STORE	SEND TO SL SHARED SERVICES CTR	MONROE	NC
199	MAIN STORE	500 MONROEVILLE MALL	MONROEVILLE	PA
200	MAIN STORE	SEND TO SL SHARED SERVICES CTR	SEATTLE	WA
201	MAIN STORE	10101 E INDEPENDENCE BLVD	MATTHEWS	NC
202	MAIN STORE	1754 FRANKLIN MILLS CIR	PHILADELPHIA	PA
204	MAIN STORE	2700 POTOMAC MILLS CIR	WOODBRIDGE	VA
207	MAIN STORE	2500 W MORELAND RD	WILLOW GROVE	PA
209	MAIN STORE	3411 MERCHANT BLVD	ABINGDON	MD
211	MAIN STORE	3200 W EMPIRE MALL	SIOUX FALLS	SD
214	MAIN STORE	200 WESTERN AVE NW STE A	FARIBAULT	MN
217	MAIN STORE	14370 BEAR VALLEY RD	VICTORVILLE	CA
218	MAIN STORE	6020 E 82ND ST STE 700	INDIANAPOLIS	IN
219	MAIN STORE	3400 BELL AIR MALL	MOBILE	AL
220	MAIN STORE	1500 E WASHINGTON AVE	UNION GAP	WA
221	MAIN STORE	1155 CARLISLE ST	HANOVER	PA
224	MAIN STORE	787 INLAND CENTER DRIVE	SAN BERNARDINO	Lease
225	MAIN STORE	2005 VETERANS BLVD	DUBLIN	GA
226	MAIN STORE	2200 S 10TH ST	MCALLEN	TX
231	MAIN STORE	10450 S STATE ST STE 2106	SANDY	UT
232	ADDITIONAL SPACE	4502 S STEELE	TACOMA	WA
232	MAIN STORE	4502 S STEELE STE 200	TACOMA	WA
237	MAIN STORE	3 ORLAND SQ DR	ORLAND PARK	IL
241	MAIN STORE	2000 RT 38 STE 1000	CHERRY HILL	NJ
244	MAIN STORE	1391 E HIGHLAND AVE STE 101	SELMA	AL
246	MAIN STORE	20700 AVALON BLVD STE 500	CARSON	CA
249	MAIN STORE	901 W MORTON	JACKSONVILLE	IL
250	MAIN STORE	67 LAKEWOOD CTR MALL	LAKEWOOD	CA
251	HOME STORE	8235 WEST BELL ROAD	PEORIA	AZ
251	MAIN STORE	7750 W ARROWHEAD TOWNE CENTER	GLENDALE	AZ
253	MAIN STORE	3501 GRANVILLE AVE	MUNCIE	IN
258	MAIN STORE	734 MARKET ST	FARMINGTON	MO
258	SIGN AGREEMENT	734 MARKET ST	FARMINGTON	MO
259	MAIN STORE	3111 S 31ST ST STE 3301	TEMPLE	TX
260	MAIN STORE	950 DANA DR	REDDING	CA
268	MAIN STORE	2500 MEADOWBROOK MALL	BRIDGEPORT	WV
270	MAIN STORE	854 STATE RTE 13	CORTLAND	NY
273	MAIN STORE	701 RUSSELL AVE	GAITHERSBURG	MD
278	MAIN STORE	1501 LAFAYETTE PKY STE E1	LAGRANGE	GA
283	MAIN STORE	1057 BROAD ST	SUMTER	SC
286	MAIN STORE	4500 PEORIA ST (US 51)	PERU	IL
287	MAIN STORE	901 US 27 N STE 150	SEBRING	FL
288	MAIN STORE	9500 SW WASHINGTON SQ RD	PORTLAND	OR
304	MAIN STORE	3550 MCCANN RD	LONGVIEW	TX
306	MAIN STORE	225 MAIN AVE N	THIEF RIVER FALLS	MN
309	MAIN STORE	640 NIBLACK BLVD	VINCENNES	IN
311	MAIN STORE	1980 N JEFFERSON ST	HUNTINGTON	IN
318	MAIN STORE	101 APACHE MALL	ROCHESTER	MN
321	MAIN STORE	451 E ALTAMONTE DR STE 1301	ALTAMONTE SPRINGS	FL
322	MAIN STORE	400 DUBOIS RD	COOKEVILLE	TN
324	MAIN STORE	870 W MARKET ST	TIFFIN	OH

Equipment Locations

Store Number	Type/Use	Address	City	State
327	MAIN STORE	87 VILLAGE SQUARE MALL	EFFINGHAM	IL
334	MAIN STORE	1330 TRAVIS BLVD	FAIRFIELD	CA
345	MAIN STORE	2200 W FLORIDA AVE	HEMET	CA
351	MAIN STORE	3057 E MAIN	RUSSELLVILLE	AR
355	HOME STORE	1251 US 31 N.	GREENWOOD	IN
355	MAIN STORE	1251 US 31 N	GREENWOOD	IN
365	MAIN STORE	214 BORGER S/C	BORGER	TX
367	MAIN STORE	400 BALD HILL RD	WARWICK	RI
370	MAIN STORE	1000 HILLTOP MALL	RICHMOND	CA
373	MAIN STORE	1262 VOCKE RD STE 300	LA VALE	MD
384	MAIN STORE	2901 N GRAND AVE	AMES	IA
389	HOME STORE	5532 SPRINGDALE AVENUE	PLEASANTON	CA
389	MAIN STORE	1500 STONERIDGE MALL RD	PLEASANTON	CA
395	MAIN STORE	3405 E STATE ST	HERMITAGE	PA
400	MAIN STORE	125 S MICHIGAN AVE	BIG RAPIDS	MI
403	MAIN STORE	5953 W PARK AVE STE 3000	HOUMA	LA
406	MAIN STORE	1100 N MAIN ST	ALTUS	OK
419	MAIN STORE	2021 N HIGHLAND AVE STE 15	JACKSON	TN
424	MAIN STORE	7171 N DAVIS HWY STE 8220	PENSACOLA	FL
426	MAIN STORE	251 HIGH ST	TORRINGTON	CT
439	MAIN STORE	600 EASTVIEW MALL	VICTOR	NY
450	MAIN STORE	1302 W I-40 FRONTAGE RD	GALLUP	NM
451	MAIN STORE	1140 SAN FERNANDO RD	SAN FERNANDO	CA
456	MAIN STORE	3404 W 13TH ST	GRAND ISLAND	NE
457	MAIN STORE	101 W WATER ST	DECORAH	IA
465	MAIN STORE	24140 MAGIC MOUNTAIN PKY	SANTA CLARITA	CA
466	MAIN STORE	150 HOMER ADAMS PKWY	ALTON	IL
478	HOME STORE	5685 SOUTH VIRGINIA STREET	RENO	NV
478	MAIN STORE	5200 MEADOWOOD MALL CIR	RENO	NV
479	MAIN STORE	6481 NEWBERRY RD	GAINESVILLE	FL
481	MAIN STORE	4201 YELLOWSTONE AVE	POCATELLO	ID
483	MAIN STORE	3936 E MARKET ST	LOGANSPORT	IN
485	MAIN STORE	4310 BUFFALO GAP RD	ABILENE	TX
487	MAIN STORE	3401 S US 41	TERRE HAUTE	IN
494	MAIN STORE	600 MERCED MALL	MERCED	CA
495	MAIN STORE	1300 9TH AVE SE STE 3	WATERTOWN	SD
496	MAIN STORE	1700 W COUNTY RD B-2	ROSEVILLE	MN
497	MAIN STORE	305 MOUNT HOPE AVE	ROCKAWAY	NJ
514	MAIN STORE	830 MAIN ST UNIT 3	PRESQUE ISLE	ME
528	MAIN STORE	1680 WRIGHT AVE	ALMA	MI
529	MAIN STORE	17301 VALLEY MALL RD STE 400	HAGERSTOWN	MD
530	MAIN STORE	155 DORSET ST	SOUTH BURLINGTON	VT
536	MAIN STORE	300 EARLY BLVD	EARLY	TX
539	MAIN STORE	RT 104 E	OSWEGO	NY
549	MAIN STORE	3301 VETERANS MEMORIAL BLVD	METAIRIE	LA
557	MAIN STORE	15740 WHITTWOOD LANE	WHITTIER	CA
559	MAIN STORE	2424 US 6TH AND 50TH	GRAND JUNCTION	CO
562	MAIN STORE	1701 SUNRISE HWY	BAYSHORE L I	NY
566	MAIN STORE	2555 EL CAMINO REAL	CARLSBAD	CA
568	MAIN STORE	300 S MAIN ST	MCALLEN	TX
578	MAIN STORE	PO BOX 10010	HOLYOKE	MA
579	MAIN STORE	4101 E 42ND ST	ODESSA	TX
581	MAIN STORE	800 S JAMES CAMPBELL BLVD	COLUMBIA	TN
582	MAIN STORE	5001 MONROE ST	TOLEDO	OH
582	PARKING	5001 MONROE ST - 0.68 ACRE FOR	TOLEDO	OH
588	MAIN STORE	300 HWY 78 E	JASPER	AL
601	ADDITIONAL SPACE	3700 SOUTH MERIDIAN ST	PUYALLUP	WA

Equipment Locations

Store Number	Type/Use	Address	City	State
601	MAIN STORE	3700 S MERIDIAN ST	PUYALLUP	WA
607	MAIN STORE	1100 S DEWEY ST	NORTH PLATTE	NE
608	MAIN STORE	814 US HWY 62-65 N STE 27	HARRISON	AR
611	MAIN STORE	6002 SLIDE RD-PO BOX 68611	LUBBOCK	TX
620	MAIN STORE	1700 W INTL SPEEDWAY BLVD	DAYTONA BEACH	FL
631	HOME STORE	6065 NORTHWEST LOOP 410	SAN ANTONIO	TX
631	MAIN STORE	6301 NW LOOP 410	SAN ANTONIO	TX
634	MAIN STORE	3040 PLAZA BONITA RD	NATIONAL CITY	CA
643	MAIN STORE	4600 BAY RD	SAGINAW	MI
644	MAIN STORE	3301 DILLON DR	PUEBLO	CO
647	MAIN STORE	3315 N RIDGE RD E STE 100	ASHTABULA	OH
651	MAIN STORE	PR RD 2 KM 81.9 CARRIZALES	HATILLO	PR
652	MAIN STORE	2200 W WAR MEMORIAL DR STE 997	PEORIA	IL
654	MAIN STORE	3541 MASONIC DR	ALEXANDRIA	LA
656	MAIN STORE	1200 10TH AVE S	GREAT FALLS	MT
658	MAIN STORE	5300 SAN DARIO	LAREDO	TX
663	MAIN STORE	3929 MCCAIN BLVD STE 500	NORTH LITTLE ROCK	AR
666	MAIN STORE	2005 N 14TH ST STE 141	PONCA CITY	OK
671	MAIN STORE	3199 N WHITE SANDS	ALAMOGORDO	NM
680	MAIN STORE	51027 HWY 6	GLENWOOD SPRINGS	CO
681	MAIN STORE	2101 FT HENRY DR	KINGSPORT	TN
687	MAIN STORE	3700 ATLANTA HWY	ATHENS	GA
688	MAIN STORE	2600 BEACH BLVD	BILOXI	MS
689	MAIN STORE	2427 US HWY 90 W STE 10	LAKE CITY	FL
691	HOME STORE	685 CONTRA COSTA BLVD.	PLEASANT HILL	CA
691	MAIN STORE	484 SUN VALLEY MALL	CONCORD	CA
695	MAIN STORE	700 HAYWOOD RD	GREENVILLE	SC
696	ADDITIONAL SPACE	1200 SOUTHCENTER S/C	SEATTLE	WA
696	MAIN STORE	1249 SOUTHCENTER MALL	TUKWILA	WA
699	MAIN STORE	1169 GLENDALE GALLERIA	GLENDALE	CA
699	OUTSIDE STOCKROOM	10888 LA TUNA CANYON RD. # H	GLENDALE	CA
700	MAIN STORE	500 QUAKER BRIDGE MALL	TRENTON	NJ
702	MAIN STORE	8401 GATEWAY BLVD W	EL PASO	TX
703	LAND	408 MITCHELL ST	PETOSKEY	MI
703	MAIN STORE	408 MITCHELL ST	PETOSKEY	MI
704	MAIN STORE	4651 27TH ST	MOLINE	IL
708	MAIN STORE	1800 PIPESTONE RD	BENTON HARBOR	MI
709	MAIN STORE	3115 E COLONIAL DR	ORLANDO	FL
712	MAIN STORE	3111 MIDWESTERN PKWY	WICHITA FALLS	TX
718	MAIN STORE	310 TOWNE CTR CIR	SANFORD	FL
731	MAIN STORE	3202 OAKVIEW DR	OMAHA	NE
733	MAIN STORE	800 S CAMINO DEL RIO	DURANGO	CO
738	MAIN STORE	925 WASHINGTON AVE	DETROIT LAKES	MN
739	MAIN STORE	2150 NORTHWOODS BLVD UNIT E100	N CHARLESTON	SC
744	MAIN STORE	300 VALLEY RIVER CTR	EUGENE	OR
766	MAIN STORE	331 BRANDON TOWN CENTER MALL	BRANDON	FL
767	MAIN STORE	4316 MILAN RD	SANDUSKY	OH
768	MAIN STORE	3300 CHAMBERS RD STE 5090	HORSEHEADS	NY
769	MAIN STORE	2190 IDAHO ST	ELKO	NV
778	MAIN STORE	1408 N PARHAM RD	RICHMOND	VA
779	MAIN STORE	6000 FLORENCE MALL	FLORENCE	KY
780	MAIN STORE	1718 E BLVD	KOKOMO	IN
781	MAIN STORE	4101 S YALE AVE	TULSA	OK
784	MAIN STORE	3649 ERIE BLVD E STE 2	DE WITT	NY
786	MAIN STORE	7900 GOVERNOR RITCHIE HWY	GLEN BURNIE	MD
794	MAIN STORE	3500 OLEANDER DR	WILMINGTON	NC

Equipment Locations

Store Number	Type/Use	Address	City	State
797	MAIN STORE	816 WALNUT SQUARE BLVD STE D	DALTON	GA
808	MAIN STORE	3187 N MAIN ST	ANDERSON	SC
814	MAIN STORE	625 BLACK LAKE BLVD	OLYMPIA	WA
816	MAIN STORE	606 CHRISTIANA MALL	NEWARK	DE
819	MAIN STORE	500 BRIARWOOD CIR	ANN ARBOR	MI
830	MAIN STORE	PO BOX 2008	LAUREL	MS
834	MAIN STORE	2000 N POINT CIR	ALPHARETTA	GA
835	MAIN STORE	117-19 E MAIN ST	SIDNEY	MT
838	MAIN STORE	810 W PARK AVE	GREENWOOD	MS
852	MAIN STORE	701 LYNN HAVEN PKWY	VIRGINIA BEACH	VA
863	MAIN STORE	680 CITADEL DR E	COLORADO SPRINGS	CO
864	MAIN STORE	3661 EISENHOWER PKWY STE 6	MACON	GA
870	MAIN STORE	730 MEYERLAND PLAZA MALL	HOUSTON	TX
880	MAIN STORE	2471 FOOTHILL BLVD	ROCK SPRINGS	WY
881	MAIN STORE	7700 E KELLOGG DR	WICHITA	KS
882	MAIN STORE	2415 SAGAMORE PKWY S 52	LAFAYETTE	IN
890	MAIN STORE	194 MAIN ST	STURBRIDGE	MA
891	MAIN STORE	135 E TOWNE MALL	MADISON	WI
895	MAIN STORE	150 PEARL NIX PKWY	GAINESVILLE	GA
899	MAIN STORE	639 STILLWATER AVE	BANGOR	ME
902	MAIN STORE	1201 HOOPER AVE STE B	TOMS RIVER	NJ
907	MAIN STORE	8201 S TAMIAMI TRAIL	SARASOTA	FL
909	MAIN STORE	1620 E 10TH ST STE 100	ROANOKE RAPIDS	NC
910	MAIN STORE	4129 E WILDER RD	BAY CITY	MI
911	MAIN STORE	800 N 98TH ST	OMAHA	NE
914	MAIN STORE	1170 INDIANA AVE	ST MARYS	OH
916	MAIN STORE	PO BOX 8709	CAROLINA	PR
920	MAIN STORE	200 W PARK MALL	CAPE GIRARDEAU	MO
921	MAIN STORE	2231 S MISSION RD	MT PLEASANT	MI
924	MAIN STORE	160 N GULPH RD STE 5000	KING OF PRUSSIA	PA
933	MAIN STORE	300 WESTFARMS MALL	FARMINGTON	CT
951	MAIN STORE	1365 N DUPONT HWY STE 5000	DOVER	DE
952	MAIN STORE	630 OLD COUNTRY RD UNIT A2 630 OLD COUNTRY ROAD	GARDEN CITY	NY
952	TRASH COMPACTOR	250 DUFFY AVE	HICKSVILLE	NY
954	MAIN STORE	234 N MAIN ST	SHERIDAN	WY
955	MAIN STORE	6420 S PACIFIC BLVD	HUNTINGTON PARK	CA
965	MAIN STORE	1845 N WEST AVE	EL DORADO	AR
972	MAIN STORE	220 GOLF MILL CTR	NILES	IL
982	MAIN STORE	7777 EASTPOINT MALL	BALTIMORE	MD
993	MAIN STORE	2418 SW MILITARY DR	SAN ANTONIO	TX
995	MAIN STORE	MERCER MALL BOX 7106	BLUEFIELD	WV
996	MAIN STORE	4401 S BROADWAY	TYLER	TX
1002	MAIN STORE	4348 ELECTRIC RD	ROANOKE	VA
1012	MAIN STORE	75 MAVERICK ST RT 1A	ROCKLAND	ME
1020	MAIN STORE	1671 W LACEY BLVD	HANFORD	CA
1024	MAIN STORE	236 E 5TH ST N	BURLEY	ID
1028	MAIN STORE	315 E SECOND ST	CALEXICO	CA
1031	MAIN STORE	220 ENNIS LN	TOWANDA	PA
1033	MAIN STORE	3000 DUNN AVE UNIT 25	JACKSONVILLE	FL
1037	MAIN STORE	3401 DALE RD	MODESTO	CA
1046	MAIN STORE	2201 S INTERSTATE 35 E STE D	DENTON	TX
1048	MAIN STORE	200 SIDNEY BAKER ST S (HWY 16)	KERRVILLE	TX
1049	MAIN STORE	4 FOX VALLEY CTR	AURORA	IL
1052	MAIN STORE	220 W MARIPOSA RD	NOGALES	AZ
1056	MAIN STORE	3701 S MAIN ST (US 33)	ELKHART	IN
1058	MAIN STORE	1386 E COURT ST	SEGUIN	TX

Equipment Locations

Store Number	Type/Use	Address	City	State
1064	ADDITIONAL SPACE	311 EAST OVERLAND STREET 109-111 SOUTH STATION STREET	EL PASO	TX
1064	ADDITIONAL SPACE	315 E OVERLAND ST	EL PASO	TX
1064	MAIN STORE	324 E SAN ANTONIO ST	EL PASO	TX
1067	MAIN STORE	1904 E 9TH ST	WINFIELD	KS
1068	MAIN STORE	202 E CENTENNIAL DR	PITTSBURG	KS
1071	MAIN STORE	2000 BRITTAIN RD STE 600	AKRON	OH
1076	MAIN STORE	1060 HWY 15 S	HUTCHINSON	MN
1081	MAIN STORE	1780 GALLERIA BLVD	FRANKLIN	TN
1086	MAIN STORE	619 N PERKINS RD	STILLWATER	OK
1091	MAIN STORE	1401 PAUL BUNYAN DR NW STE 2	BEMIDJI	MN
1101	MAIN STORE	715 E EXPRESSWAY 83	WESLACO	TX
1106	MAIN STORE	1950 PRAIRIE CENTER PKWY	BRIGHTON	CO
1116	MAIN STORE	1744 E CARL ALBERT PKWY	MCALESTER	OK
1117	TBA	NORTH NEW HOPE ROAD	GASTONIA	NC
1122	MAIN STORE	2501 W MEMORIAL RD	OKLAHOMA CITY	OK
1128	MAIN STORE	2520 GULF FWY S	LEAGUE CITY	TX
1130	MAIN STORE	3501 E BROADWAY	TUCSON	AZ
1134	MAIN STORE	80 VIEWMONT MALL	SCRANTON	PA
1135	MAIN STORE	3409 CANDLERS MOUNTAIN RD	LYNCHBURG	VA
1140	MAIN STORE	4541 S LABURNUM AVE	RICHMOND	VA
1141	MAIN STORE	1651 STATE HWY 1 S	GREENVILLE	MS
1142	MAIN STORE	951 W PACHECO BLVD	LOS BANOS	CA
1143	MAIN STORE	428 N STATE HWY 19	PALATKA	FL
1148	MAIN STORE	300 MARY ESTHER BLVD	MARY ESTHER	FL
1150	MAIN STORE	STATE HWY 35 AND 36	EATONTOWN	NJ
1153	MAIN STORE	2601 CENTRAL AVE	DODGE CITY	KS
1155	MAIN STORE	1300 E PINECREST DR	MARSHALL	TX
1156	MAIN STORE	4915 CLAREMONT AVE	STOCKTON	CA
1158	MAIN STORE	1501 E MAIN	ALICE	TX
1159	MAIN STORE	350 JOHN R JUNKIN DR	NATCHEZ	MS
1161	MAIN STORE	5256 ROUTE 30	GREENSBURG	PA
1163	MAIN STORE	1375 US 127 S	FRANKFORT	KY
1164	MAIN STORE	2800 S COLUMBIA RD	GRAND FORKS	ND
1165	MAIN STORE	1826-19TH AVE	LEWISTON	ID
1166	MAIN STORE	18900 MICHIGAN AVE (US 12)	DEARBORN	MI
1168	MAIN STORE	14200 E ALAMEDA AVE	AURORA	CO
1170	MAIN STORE	700 QUINTARD DR STE 100	OXFORD	AL
1180	MAIN STORE	260 WAYNE TOWNE CTR	WAYNE	NJ
1188	HOME STORE	3402 SOUTH GLENSTONE AVENUE	SPRINGFIELD	MO
1188	MAIN STORE	2825 S GLENSTONE AVE STE 200	SPRINGFIELD	MO
1190	MAIN STORE	175 YORKTOWN S/C	LOMBARD	IL
1192	MAIN STORE	600 SUNRISE MALL	MASSAPEQUA L I	NY
1195	MAIN STORE	95 N MOORLAND RD	BROOKFIELD	WI
1198	MAIN STORE	1500 KANSAS AVE	GREAT BEND	KS
1200	FOUNDRY	190 E STACY RD STE 310	ALLEN	TX
1201	FOUNDRY	3211 PRESTON ROAD, SUITE 12	FRISCO	TX
1203	FOUNDRY	1101 MELBOURNE RD SUITE 3077	HURST	TX
1206	MAIN STORE	6100 SUNRISE BLVD	CITRUS HTS	CA
1207	FOUNDRY	11745 W 95TH ST	OVERLAND PARK	KS
1208	MAIN STORE	1122 N UNIVERSITY DR	NACOGDOCHES	TX
1210	MAIN STORE	3700 STATE RD 16	LA CROSSE	WI
1212	MAIN STORE	3075 CLAIRTON RD STE 100	WEST MIFFLIN	PA
1216	FOUNDRY	18801 E 39TH ST S	INDEPENDENCE	MO
1217	MAIN STORE	23 WEST TOWNE MALL	MADISON	WI
1223	MAIN STORE	24200 LAGUNA HILLS MALL	LAGUNA HILLS	CA
1226	MAIN STORE	400 PARK CITY S/C	LANCASTER	PA

Equipment Locations

Store Number	Type/Use	Address	City	State
1228	MAIN STORE	2500 S CENTER ST	MARSHALLTOWN	IA
1229	MAIN STORE	280 HILLCREST DR W	THOUSAND OAKS	CA
1240	MAIN STORE	504 N ADAMS ST	CARROLL	IA
1241	MAIN STORE	100 NORTHRIDGE MALL	SALINAS	CA
1248	MAIN STORE	4150 S HWY 27	SOMERSET	KY
1250	MAIN STORE	757 E LEWIS & CLRK PKY STE 701	CLARKSVILLE	IN
1256	MAIN STORE	1321 N COLUMBIA CTR BLVD # 100	KENNEWICK	WA
1262	MAIN STORE	50 HAMPTON VILLAGE PLAZA	ST LOUIS	MO
1270	MAIN STORE	3939 S CARSON ST	CARSON CITY	NV
1274	MAIN STORE	591 BROADWAY	CHULA VISTA	CA
1274	OUTSIDE STOCKROOM	775 ANITA STREET, STE A	CHULA VISTA	CA
1288	MAIN STORE	2200 N MAPLE AVE	RAPID CITY	SD
1296	MAIN STORE	2918 VINE ST STE 2001	HAYS	KS
1302	TBA		MONROEVILLE	PA
1306	MAIN STORE	35000 W WARREN RD	WESTLAND	MI
1308	MAIN STORE	5000 SHELBYVILLE RD	LOUISVILLE	KY
1313	MAIN STORE	100 HWY 332 W STE 1260	LAKE JACKSON	TX
1315	MAIN STORE	718 NORTHSIDE DR E STE 25	STATESBORO	GA
1319	MAIN STORE	1530 COSHOCTON AVE	MT VERNON	OH
1320	MAIN STORE	3320 SILAS CREEK PKWY STE 460	WINSTON-SALEM	NC
1321	MAIN STORE	777 E MERRITT ISL CSWY STE 210	MERRITT ISLAND	FL
1322	MAIN STORE	1560 HOUSTONVILLE RD STE 301	DANVILLE	KY
1323	MAIN STORE	5100 GREAT NORTHERN MALL	N OLMSTED	OH
1324	MAIN STORE	1118 JAMES AVE	BEDFORD	IN
1327	MAIN STORE	100 FOUR SEASONS TOWN CTR	GREENSBORO	NC
1330	MAIN STORE	5488 S PADRE ISLAND DR STE4000	CORPUS CHRISTI	TX
1337	MAIN STORE	100 STONEWOOD ST	DOWNEY	CA
1339	MAIN STORE	101 RANGE LINE STE 250A	JOPLIN	MO
1348	MAIN STORE	3560 LAMAR AVE HWY 82	PARIS	TX
1351	MAIN STORE	3100 SW COLLEGE RD	OCALA	FL
1352	MAIN STORE	700 W 14 MILE RD	TROY	MI
1360	HOME STORE	8881 SOUTHWEST 107TH AVENUE	MIAMI	FL
1360	MAIN STORE	7201 N KENDALL DR	MIAMI	FL
1362	MAIN STORE	1600 A MILLER TRUNK HWY	DULUTH	MN
1368	MAIN STORE	7507 W CERMAK RD	NORTH RIVERSIDE	IL
1373	HOME STORE	6933 LINDBERGH BOULEVARD	ST LOUIS	MO
1373	MAIN STORE	100 S COUNTY CENTER WAY	ST LOUIS	MO
1377	MAIN STORE	607 N BERKELEY BLVD	GOLDSBORO	NC
1385	MAIN STORE	201 S MAIN ST	BISHOP	CA
1388	MAIN STORE	205 N ORCHARD AVE	UKIAH	CA
1389	MAIN STORE	11801 W 95TH ST	OVERLAND PARK	KS
1389	OUTSIDE STOCKROOM	10602 LACKMAN RD., BLDG. B	LENEXA	KS
1392	MAIN STORE	250 PLAINFIELD RD UNIT 202	WEST LEBANON	NH
1393	MAIN STORE	4257 N MAYO TRAIL	PIKEVILLE	KY
1398	MAIN STORE	23000 EUREKA RD STE A3	TAYLOR	MI
1399	MAIN STORE	1700 MARKET LANE	NORFOLK	NE
1405	MAIN STORE	12421 WAYZATA BLVD	MINNETONKA	MN
1413	MAIN STORE	3601 S 2700 W	SALT LAKE CITY	UT
1417	MAIN STORE	400 S BALDWIN AVE	ARCADIA	CA
1419	MAIN STORE	1900 GREEN OAKS RD	FORT WORTH	TX
1431	MAIN STORE	2101 BROADWAY	YANKTON	SD
1432	MAIN STORE	14300 LAKESIDE CIR	STERLING HTS	MI
1433	MAIN STORE	1890 SOUTHLAKE MALL	MERRILLVILLE	IN
1433	OUTSIDE STOCKROOM	3803 EAST LINCOLN HIGHWAY	MERRILLVILLE	IN
1443	MAIN STORE	245 ST CLAIR SQ	FAIRVIEW HGTS	IL
1445	MAIN STORE	1 SANGERTOWN SQ STE 55	NEW HARTFORD	NY
1451	MAIN STORE	3340 MALL LOOP DR SPACE 2	JOLIET	IL

Equipment Locations

Store Number	Type/Use	Address	City	State
1455	MAIN STORE	1850 APPLE BLOSSOM DR	WINCHESTER	VA
1462	MAIN STORE	6699 SPRINGFIELD MALL	SPRINGFIELD	VA
1467	MAIN STORE	5500 BUCKEYSTOWN PIKE	FREDERICK	MD
1475	MAIN STORE	27001 US HWY 19 N	CLEARWATER	FL
1480	MAIN STORE	4510 E CACTUS RD	PHOENIX	AZ
1481	MAIN STORE	201 WESTSHORE PLAZA	TAMPA	FL
1487	MAIN STORE	1129 N BALDWIN AVE STE 200	MARION	IN
1489	MAIN STORE	5522 SHAFFER RD STE 09	DU BOIS	PA
1493	MAIN STORE	100 FRANKLIN ST UNIT F	WESTERLY	RI
1503	MAIN STORE	1925 E MARKET ST	HARRISONBURG	VA
1505	MAIN STORE	1203 PLAZA DR	WEST COVINA	CA
1509	MAIN STORE	800 CODDINGTOWN CTR	SANTA ROSA	CA
1510	MAIN STORE	1303 NIAGARA FALLS BLVD	AMHERST	NY
1512	MAIN STORE	1228 MAIN ST	DELANO	CA
1514	MAIN STORE	303 301 BLVD W STE 701	BRADENTON	FL
1529	MAIN STORE	755 STATE RT 18 STE 600	E BRUNSWICK	NJ
1531	MAIN STORE	2300 E LINCOLN HWY	LANGHORNE	PA
1535	MAIN STORE	101 CLEARVIEW CIRCLE	BUTLER	PA
1539	MAIN STORE	555 W GRAND AVE STE M-1	WISCONSIN RAPIDS	WI
1542	MAIN STORE	7601 S CICERO AVE	CHICAGO	IL
1559	MAIN STORE	2400 EDGEWOOD RD SW	CEDAR RAPIDS	IA
1572	MAIN STORE	6000 S HANNUM AVE	CULVER CITY	CA
1580	MAIN STORE	3225 28TH ST SE	GRAND RAPIDS	MI
1587	MAIN STORE	550 S GEAR AVE	W BURLINGTON	IA
1589	MAIN STORE	3575 MAPLE AVE	ZANESVILLE	OH
1590	MAIN STORE	4600 W KELLOGG RD	WICHITA	KS
1591	MAIN STORE	22 CLIFTON COUNTRY RD STE 2	CLIFTON PARK	NY
1603	MAIN STORE	4217 SIX FORKS RD STE 100	RALEIGH	NC
1612	HOME STORE	10201 UNIVERSITY AVENUE	CLIVE	IA
1612	MAIN STORE	1551 VALLEY WEST DR	W DES MOINES	IA
1614	MAIN STORE	5100 MONTCLAIR PLAZA LANE	MONTCLAIR	CA
1618	MAIN STORE	25 MIRACLE MILE DR	ROCHESTER	NY
1623	MAIN STORE	27150 NOVI RD	NOVI	MI
1628	MAIN STORE	1607 3RD AVE W	DICKINSON	ND
1635	MAIN STORE	1826 S MAIN ST	MARYVILLE	MO
1650	MAIN STORE	301 COX CREEK PKWY (RT 133)	FLORENCE	AL
1674	MAIN STORE	800 MALL DRIVE	BARBOURSVILLE	WV
1693	MAIN STORE	1400 N TURNER ST	HOBBS	NM
1698	MAIN STORE	5000 FREDERICA ST	OWENSBORO	KY
1704	MAIN STORE	4803 OUTER LOOP RD	LOUISVILLE	KY
1717	MAIN STORE	115 TIMES SQ MALL	MT VERNON	IL
1722	MAIN STORE	840 MILL CREEK MALL	ERIE	PA
1738	MAIN STORE	1051 GREEN ACRES MALL	VALLEY STREAM L I	NY
1749	MAIN STORE	2400 RICHMOND RD STE 61	TEXARKANA	TX
1751	MAIN STORE	205 W BLACKSTOCK RD STE 8	SPARTANBURG	SC
1761	MAIN STORE	502 GARDEN STATE PLAZA	PARAMUS	NJ
1775	MAIN STORE	850 KIRKWOOD MALL	BISMARCK	ND
1778	MAIN STORE	2200 N TUSTIN ST	ORANGE	CA
1779	MAIN STORE	300 STROUD MALL	STROUDSBURG	PA
1781	MAIN STORE	2115 W ROOSEVELT BLVD	MONROE	NC
1783	MAIN STORE	1224 E TIPTON ST	SEYMOUR	IN
1786	MAIN STORE	1701 MACFARLAND BLVD E	TUSCALOOSA	AL
1787	MAIN STORE	1500 CANTON RD	AKRON	OH
1794	HOME STORE	910 S. RAINBOW BOULEVARD	LAS VEGAS	NV
1794	MAIN STORE	4400 MEADOWS LANE	LAS VEGAS	NV
1800	ADDITIONAL SPACE	203 CYPRESS	SNOHOMISH	WA
1800	MAIN STORE	265 PINE AVE	SNOHOMISH	WA

Equipment Locations

Store Number	Type/Use	Address	City	State
1811	MAIN STORE	21840 S HAWTHORNE BLVD	TORRANCE	CA
1816	MAIN STORE	7850 MENTOR AVE STE 930	MENTOR	OH
1823	MAIN STORE	8900 NE VANCOUVER MALL DR	VANCOUVER	WA
1829	MAIN STORE	1442 US HWY 45 N	COLUMBUS	MS
1831	FURNITURE OUTLET	3202 ARCTIC BLVD.	ANCHORAGE	AK
1831	MAIN STORE	3202 ARTIC BLVD	ANCHORAGE	AK
1832	MAIN STORE	3236 KIRKWOOD HWY	WILMINGTON	DE
1842	MAIN STORE	2115 S MOONEY BLVD	VISALIA	CA
1844	MAIN STORE	340 SOUTHLAND MALL	HAYWARD	CA
1845	MAIN STORE	305 LIBERTY ST NE	SALEM	OR
1847	MAIN STORE	1200 E BROAD AVE	ROCKINGHAM	NC
1853	MAIN STORE	4300 TUSCARAWAS ST W	CANTON	OH
1858	MAIN STORE	1075 N BRIDGE ST	CHILLICOTHE	OH
1859	MAIN STORE	2400 ELIDA RD	LIMA	OH
1860	MAIN STORE	4199 NATIONAL RD E	RICHMOND	IN
1862	MAIN STORE	4125 CLEVELAND AVE STE 903	FORT MYERS	FL
1867	MAIN STORE	117 S 25TH ST STE 1	FORT DODGE	IA
1868	MAIN STORE	420 HUCK FINN S/C	HANNIBAL	MO
1869	MAIN STORE	8200 PERRY HALL BLVD	BALTIMORE	MD
1870	MAIN STORE	3702 FREDERICK AVE STE 7	ST JOSEPH	MO
1871	MAIN STORE	1321 S BROADWAY	SANTA MARIA	CA
1874	MAIN STORE	4101 W DIVISION ST	ST CLOUD	MN
1876	MAIN STORE	1603 E EMPIRE ST	BLOOMINGTON	IL
1879	MAIN STORE	301 OAK SPRING RD	WASHINGTON	PA
1880	MAIN STORE	1050 E 23RD ST	FREMONT	NE
1886	MAIN STORE	1300 N MILLER ST	WENATCHEE	WA
1891	MAIN STORE	3015 HWY 29 S	ALEXANDRIA	MN
1899	MAIN STORE	4621 EASTGATE BLVD	CINCINNATI	OH
1900	MAIN STORE	714 GREENVILLE BLVD	GREENVILLE	NC
1902	MAIN STORE	4500 MIDWAY MALL	ELYRIA	OH
1908	MAIN STORE	2910 N ELM ST	LUMBERTON	NC
1909	MAIN STORE	1801 PALM BCH LKES BLVD STE300	WEST PALM BEACH	FL
1911	MAIN STORE	90 LEE JACKSON HWY STE 1268	STAUNTON	VA
1919	MAIN STORE	3100 M L KING JR BLVD STE 29	NEW BERN	NC
1923	MAIN STORE	2230 EASTRIDGE LOOP	SAN JOSE	CA
1924	MAIN STORE	900 EASTWOOD MALL	NILES	OH
1927	MAIN STORE	PO BOX 6002	VIENNA	WV
1928	MAIN STORE	4000 FT CAMPBELL BLVD	HOPKINSVILLE	KY
1930	MAIN STORE	2400 ROOSEVELT RD	MARINETTE	WI
1932	HOME STORE	7490 N. BLACKSTONE AVE.	FRESNO	CA
1932	MAIN STORE	555 E SHAW AVE	FRESNO	CA
1934	MAIN STORE	1350 N MAIN ST	LOGAN	UT
1935	MAIN STORE	2825 W MAIN ST STE C	BOZEMAN	MT
1936	MAIN STORE	7401 MARKET ST	BOARDMAN	OH
1937	MAIN STORE	990 W 41ST ST	HIBBING	MN
1939	MAIN STORE	7000 TYRONE SQ	ST PETERSBURG	FL
1940	MAIN STORE	5350 S 76TH ST	GREENDALE	WI
1942	MAIN STORE	90 W COUNTY CTR	DES PERES	MO
1943	MAIN STORE	1105 MELBOURNE DR	HURST	TX
1944	MAIN STORE	700 BROADWAY AVE E STE 1	MATTOON	IL
1945	MAIN STORE	2625 SCOTTSVILLE RD STE 40	BOWLING GREEN	KY
1948	MAIN STORE	3 WOODFIELD MALL	SCHAUMBURG	IL
1950	MAIN STORE	6987 FRIARS RD	SAN DIEGO	CA
1951	MAIN STORE	3401 DONNELL DR	FORESTVILLE	MD
1953	MAIN STORE	1655 W 49TH ST STE 1200	HIALEAH	FL
1956	MAIN STORE	8000 W BROWARD BLVD STE 900	PLANTATION	FL
1957	MAIN STORE	200 SOUTHDALE CTR	EDINA	MN

Equipment Locations

Store Number	Type/Use	Address	City	State
1958	MAIN STORE	6455 EASTEX FRWY	BEAUMONT	TX
1959	MAIN STORE	1122 EL CAMINO REAL	SAN BRUNO	CA
1960	MAIN STORE	3605 GALLERIA AT TYLER	RIVERSIDE	CA
1961	MAIN STORE	5111 ROGERS AVE	FORT SMITH	AR
1962	MAIN STORE	4840 BRIARCLIFF RD NE	ATLANTA	GA
1963	MAIN STORE	320 W KIMBERLY RD STE 409	DAVENPORT	IA
1965	MAIN STORE	1000 RIVERGATE PKWY STE 3	GOODLETTSVILLE	TN
1968	MAIN STORE	34 WYOMING VALLEY MALL	WILKES BARRE	PA
1970	MAIN STORE	1475 UPPER VALLEY PIKE	SPRINGFIELD	OH
1971	MAIN STORE	4545 TRANSIT RD	WILLIAMSVILLE	NY
1972	MAIN STORE	4201 COLDWATER RD	FORT WAYNE	IN
1975	MAIN STORE	301 NORTHGATE MALL	CHATTANOOGA	TN
1976	MAIN STORE	2400 10TH ST SW	MINOT	ND
1977	MAIN STORE	1500 APALACHEE PKWY	TALLAHASSEE	FL
1979	MAIN STORE	3535 S LINDEN RD	FLINT	MI
1980	HOME STORE	7207 GRAPE ROAD	MISHAWAKA	IN
1980	MAIN STORE	6501 N GRAPE RD	MISHAWAKA	IN
1981	MAIN STORE	2901 BROOKS ST	MISSOULA	MT
1982	MAIN STORE	6580 S WESTNEDGE AVE	PORTAGE	MI
1983	MAIN STORE	428 WOODBRIDGE CTR DR	WOODBRIDGE	NJ
1985	MAIN STORE	550 CENTER ST	AUBURN	ME
1987	MAIN STORE	2400 N COLUMBIA ST (US 441N)	MILLEDGEVILLE	GA
1989	MAIN STORE	6000 SUNSET MALL	SAN ANGELO	TX
1991	MAIN STORE	99 BENNINGTON SQ	BENNINGTON	VT
1992	MAIN STORE	320 BYPASS 72 NW STE A	GREENWOOD	SC
1993	MAIN STORE	2011 N ROAN ST	JOHNSON CITY	TN
1994	MAIN STORE	3902 13TH AVE SW STE 200	FARGO	ND
1995	MAIN STORE	503 E IVES ST STE 200	MARSHFIELD	WI
1997	MAIN STORE	40 BATAVIA CITY CTR	BATAVIA	NY
1998	MAIN STORE	4600 N US HWY 89	FLAGSTAFF	AZ
2006	ADDITIONAL SPACE	3600 COUNTRY CLUB DRIVE	JEFFERSON CITY	MO
2006	MAIN STORE	3600 COUNTRY CLUB DR STOP 4	JEFFERSON CITY	MO
2008	MAIN STORE	2 FREEDOM MALL	ROME	NY
2010	MAIN STORE	7900 DAY DR	PARMA	OH
2011	MAIN STORE	18601 33RD AVE W	LYNNWOOD	WA
2015	MAIN STORE	626 BOLL WEEVIL CIR	ENTERPRISE	AL
2018	MAIN STORE	200 SW C AVE	LAWTON	OK
2020	MAIN STORE	1930 S LOOP 256	PALESTINE	TX
2021	MAIN STORE	6001 W WACO DR	WACO	TX
2022	MAIN STORE	367 RUSSELL ST STE A	HADLEY	MA
2024	MAIN STORE	1639 E RIO RD	CHARLOTTESVILLE	VA
2025	HOME STORE	MORGAN AVE (HWY 62) & GREEN RIVER RD	EVANSVILLE	IN
2025	MAIN STORE	800 N GREEN RIVER RD	EVANSVILLE	IN
2034	MAIN STORE	105 CROSSROADS MALL	MT HOPE	WV
2036	MAIN STORE	4511 N MIDKIFF RD	MIDLAND	TX
2038	MAIN STORE	1180 BLOWING ROCK RD	BOONE	NC
2039	MAIN STORE	1410 SPARTA ST	MCMINNVILLE	TN
2040	MAIN STORE	2901 S CAPITOL OF TEXAS HWY	AUSTIN	TX
2042	MAIN STORE	400 SPOTSYLVANIA MALL	FREDERICKSBURG	VA
2043	MAIN STORE	STATE HWY M-26	HOUGHTON	MI
2044	MAIN STORE	2334 OAKLAND AVE STE 8	INDIANA	PA
2045	MAIN STORE	2400 8TH AVE SW STE A1	JAMESTOWN	ND
2046	MAIN STORE	1615 N HARRISON AVE	PIERRE	SD
2047	MAIN STORE	2121 US HWY 1 S STE A	ST AUGUSTINE	FL
2048	MAIN STORE	901 11TH AVE SW STE 34	SPENCER	IA
2049	MAIN STORE	126 JACKSON ST	STERLING	CO

Equipment Locations

Store Number	Type/Use	Address	City	State
2051	MAIN STORE	120 WASHINGTON AVE EXT STE 40	ALBANY	NY
2052	MAIN STORE	22631 RT 68 STE 10	CLARION	PA
2055	MAIN STORE	821 N CENTRAL EXPWY	PLANO	TX
2058	MAIN STORE	1400 DELL RANGE BLVD	CHEYENNE	WY
2059	MAIN STORE	5801 BECKLEY RD	BATTLE CREEK	MI
2060	MAIN STORE	7804 ABERCORN ST	SAVANNAH	GA
2063	MAIN STORE	RT 23 (RD 2)	ONEONTA	NY
2064	MAIN STORE	4501 CENTRAL AVE STE 103	HOT SPRINGS NAT PK	AR
2065	MAIN STORE	5304 W SAGINAW ST	LANSING	MI
2066	MAIN STORE	1982 W GRAND RIVER AVE STE 135	OKEMOS	MI
2067	MAIN STORE	1860 W MICHIGAN AVE	JACKSON	MI
2068	MAIN STORE	1800 FOUR SEASONS BLVD	HENDERSONVILLE	NC
2069	MAIN STORE	8001 S ORANGE BLOSSOM STE 700	ORLANDO	FL
2071	MAIN STORE	19525 BISCAYNE BLVD	AVENTURA	FL
2074	MAIN STORE	1910 WELLS RD	ORANGE PARK	FL
2076	MAIN STORE	2338 US 23 S	ALPENA	MI
2079	MAIN STORE	325 PIEDMONT DR	DANVILLE	VA
2080	MAIN STORE	4601 E MAIN ST	FARMINGTON	NM
2083	MAIN STORE	401 LEE ST E	CHARLESTON	WV
2085	MAIN STORE	1500 N RIVERSIDE AVE	MEDFORD	OR
2086	MAIN STORE	5101 HINKLEVILLE RD STE 800	PADUCAH	KY
2089	MAIN STORE	905 N 12TH ST STE 10	MIDDLESBORO	KY
2091	MAIN STORE	700 MAINE MALL RD	SOUTH PORTLAND	ME
2092	MAIN STORE	1700 W NEW HAVEN AVE	MELBOURNE	FL
2093	MAIN STORE	700 TELSHOR BLVD STE 2000	LAS CRUCES	NM
2096	MAIN STORE	72900 HWY 111	PALM DESERT	CA
2098	MAIN STORE	101 FOOTHILLS MALL	MARYVILLE	TN
2099	MAIN STORE	2320 E 17TH ST	IDAHO FALLS	ID
2100	MAIN STORE	1111 JACKSON AVE W	OXFORD	MS
2101	MAIN STORE	1300 ULSTER AVE MALL STE 210	KINGSTON	NY
2102	MAIN STORE	1695 ANNAPOLIS MALL	ANNAPOLIS	MD
2103	MAIN STORE	455 S BIBB ST	EAGLE PASS	TX
2104	MAIN STORE	7925 FM 1960 RD STE 7000	HOUSTON	TX
2105	MAIN STORE	6834 WESLEY ST STE C	GREENVILLE	TX
2108	MAIN STORE	2000 SAN JACINTO MALL	BAYTOWN	TX
2110	MAIN STORE	2100 S W S YOUNG DR STE 2000	KILLEEN	TX
2115	MAIN STORE	2000 MARTIN LUTHER KING JR BLV	PANAMA CITY	FL
2119	MAIN STORE	922 RIVER FALLS ST	ANDALUSIA	AL
2121	MAIN STORE	4125 W OWEN K GARRIOTT RD	ENID	OK
2122	MAIN STORE	2500 W STATE ST STE 118	ALLIANCE	OH
2123	ADDITIONAL SPACE	2950 EAST TEXAS AVENUE	BOSSIER CITY	LA
2123	MAIN STORE	2950 E TEXAS AVE	BOSSIER CITY	LA
2124	MAIN STORE	3035 KNOXVILLE CENTER DR STE O	KNOXVILLE	TN
2125	MAIN STORE	3505 PEMBERTON SQ BLVD STE B	VICKSBURG	MS
2130	MAIN STORE	10177 N KINGS HWY	MYRTLE BEACH	SC
2131	MAIN STORE	5901 UNIVERSITY DR	HUNTSVILLE	AL
2132	MAIN STORE	2076 9TH ST N	NAPLES	FL
2135	MAIN STORE	4501 N MAIN ST STE 9	ROSWELL	NM
2136	MAIN STORE	1600 11TH AVE	HELENA	MT
2137	MAIN STORE	3100 HWY 365	PORT ARTHUR	TX
2138	MAIN STORE	850 HARTFORD PIKE UNIT C	WATERFORD	CT
2139	MAIN STORE	9303 W ATLANTIC BLVD	CORAL SPRINGS	FL
2140	MAIN STORE	2006 S EXPY 83	HARLINGEN	TX
2144	MAIN STORE	555 JOHN F KENNEDY RD	DUBUQUE	IA
2147	MAIN STORE	1605 SOUTH FIRST STREET	WILLMAR	MN
2152	MAIN STORE	2390 CHESTNUT ST	ORANGEBURG	SC
2153	MAIN STORE	1041 SPRING LANE	SANFORD	NC

Equipment Locations

Store Number	Type/Use	Address	City	State
2157	MAIN STORE	100 S FEDERAL AVE STE 118A	MASON CITY	IA
2158	MAIN STORE	810 S CASS ST	CORINTH	MS
2159	MAIN STORE	801 N CONGRESS AVE	BOYNTON BEACH	FL
2160	MAIN STORE	5453 W 88TH AVE	WESTMINSTER	CO
2163	MAIN STORE	200 RIVER OAKS DR	CALUMET CITY	IL
2165	MAIN STORE	120 N DARTMOUTH MALL	NORTH DARTMOUTH	MA
2166	MAIN STORE	1810 FORT JONES RD	YREKA	CA
2168	MAIN STORE	1200 E COUNTY LINE RD, SUITE 500	RIDGELAND	MS
2169	MAIN STORE	7701 W I-40 STE 600	AMARILLO	TX
2171	MAIN STORE	290 E VIA RANCHO PKWY	ESCONDIDO	CA
2172	MAIN STORE	1600 TOWN CENTER DR	MONTEBELLO	CA
2173	MAIN STORE	ONE MALL BLVD	BRUNSWICK	GA
2175	MAIN STORE	4761 PECANLAND MALL DR	MONROE	LA
2176	MAIN STORE	101 MANHATTAN CTR	MANHATTAN	KS
2177	MAIN STORE	4832 VALLEY VIEW BLVD NW	ROANOKE	VA
2178	MAIN STORE	8106 N NAVARRO ST	VICTORIA	TX
2183	MAIN STORE	12335 JAMES ST	HOLLAND	MI
2184	MAIN STORE	1500 HARVEY RD	COLLEGE STATION	TX
2185	MAIN STORE	4301 W WISCONSIN AVE	APPLETON	WI
2188	MAIN STORE	60 ELM PLAZA	WATERVILLE	ME
2189	MAIN STORE	300 A AVE W	OSKALOOSA	IA
2190	MAIN STORE	224 N LOGAN BLVD	BURNHAM	PA
2192	MAIN STORE	1500 E 11TH ST STE 1000	HUTCHINSON	KS
2196	MAIN STORE	201 S WASHINGTON ST	OWOSSO	MI
2197	MAIN STORE	2302 E KANSAS AVE	GARDEN CITY	KS
2198	MAIN STORE	2206 S BALTIMORE ST	KIRKSVILLE	MO
2203	MAIN STORE	1700 NORMAN DR	VALDOSTA	GA
2204	MAIN STORE	1704 N DIXIE HWY	ELIZABETHTOWN	KY
2207	MAIN STORE	2813 N PRINCE ST	CLOVIS	NM
2209	MAIN STORE	2501 MING AVE	BAKERSFIELD	CA
2210	MAIN STORE	1600 INDUSTRIAL RD	EMPORIA	KS
2211	MAIN STORE	2350 SE WASHINGTON BLVD	BARTLESVILLE	OK
2213	MAIN STORE	301 N POPLAR	SEARCY	AR
2217	MAIN STORE	3140 VIRGINIA AVE	CONNERSVILLE	IN
2218	MAIN STORE	2300 RIVERCHASE GALLERIA	HOOVER	AL
2219	MAIN STORE	150 NORTHSHORE BLVD	SLIDELL	LA
2220	MAIN STORE	2700 LAKE RD	DYERSBURG	TN
2223	MAIN STORE	1801 N MAIN ST STE 14	MITCHELL	SD
2224	MAIN STORE	2 FINANCIAL PLAZA STE 100	HUNTSVILLE	TX
2225	MAIN STORE	1500 N CLINTON ST	DEFIANCE	OH
2229	MAIN STORE	PO BOX 29526	SANTA FE	NM
2231	MAIN STORE	311 JACKSONVILLE MALL	JACKSONVILLE	NC
2232	MAIN STORE	5065 MAIN ST	TRUMBULL	CT
2233	MAIN STORE	6945 US 322	CRANBERRY	PA
2237	MAIN STORE	6931 S MEMORIAL DR	TULSA	OK
2238	MAIN STORE	1513 N KANSAS AVE	LIBERAL	KS
2239	MAIN STORE	2259 S 9TH ST	SALINA	KS
2240	MAIN STORE	201 SKYLINE DR STE 7	CONWAY	AR
2241	MAIN STORE	20 N MAIN ST	KALISPELL	MT
2243	MAIN STORE	300 BONNER MALL WAY STE 60	PONDERAY	ID
2244	MAIN STORE	1019 S WASHINGTON ST	NORTH ATTLEBORO	MA
2246	MAIN STORE	2001 SOUTH RD (RT 9)	POUGHKEEPSIE	NY
2247	HOME STORE	292 DANIEL WEBSTER HWY	NASHUA	NH
2247	MAIN STORE	310 DANIEL WEBSTER HWY STE 103	NASHUA	NH
2247	OUTSIDE STOCKROOM	14 CELINA AVENUE	NASHUA	NH
2250	MAIN STORE	50 FOX RUN RD STE 35	NEWINGTON	NH
2256	MAIN STORE	7 BACKUS AVE	DANBURY	CT

Equipment Locations

Store Number	Type/Use	Address	City	State
2257	MAIN STORE	2701 DAVID H MCLEOD BLVD	FLORENCE	SC
2258	MAIN STORE	3450 WRIGHTSBORO RD	AUGUSTA	GA
2259	MAIN STORE	1100 WESLEYAN BLVD	ROCKY MOUNT	NC
2262	MAIN STORE	301 N LINCOLN RD STE 100	ESCANABA	MI
2263	MAIN STORE	1006 ROSS PARK MALL DR	PITTSBURGH	PA
2265	MAIN STORE	2901 PINES MALL DR STE A	PINE BLUFF	AR
2266	MAIN STORE	2080 GREELEY MALL	GREELEY	CO
2270	MAIN STORE	771 S 30TH ST	HEATH	OH
2272	MAIN STORE	160 TYLER RD	RED WING	MN
2274	MAIN STORE	2801 GUTHRIE HWY STE 500	CLARKSVILLE	TN
2275	MAIN STORE	1615 POLE LINE RD E	TWIN FALLS	ID
2276	MAIN STORE	1260 GIBSON RD	WOODLAND	CA
2279	MAIN STORE	4901 N KICKAPOO AVE STE 4000	SHAWNEE	OK
2281	MAIN STORE	1724 VETERANS BLVD	MCCOMB	MS
2282	MAIN STORE	1600 RIVER VALLEY CIR N	LANCASTER	OH
2284	MAIN STORE	2301 W WORLEY	COLUMBIA	MO
2286	MAIN STORE	21017 SALMON RUN MALL LOOP E	WATERTOWN	NY
2287	MAIN STORE	4405 BLACK HORSE PIKE	MAYS LANDING	NJ
2288	MAIN STORE	501 N MAIN ST STE 118	MUSKOGEE	OK
2290	HOME STORE	6 SOUTHPARK MALL	COLONIAL HEIGHTS	VA
2290	HOME STORE	6 SOUTHPARK MALL	COLONIAL HEIGHTS	VA
2290	MAIN STORE	6 SOUTHPARK MALL	COLONIAL HTS	VA
2294	MAIN STORE	1480 CONCORD PKWY N	CONCORD	NC
2296	MAIN STORE	814 NC 24 27 BYP E	ALBEMARLE	NC
2297	MAIN STORE	10 MALL DR W	JERSEY CITY	NJ
2298	MAIN STORE	311 THREE RIVERS DR	KELSO	WA
2300	MAIN STORE	415 NEW RIVER RD	CHRISTIANSBURG	VA
2303	MAIN STORE	1970 US HWY 70 SE	HICKORY	NC
2304	MAIN STORE	1821 SW WANAMAKER RD	TOPEKA	KS
2305	MAIN STORE	2550 E MORRIS BLVD	MORRISTOWN	TN
2307	MAIN STORE	2302 FRONTAGE RD STE 89	SCOTTSBLUFF	NE
2309	MAIN STORE	3382 NW FEDERAL HWY	JENSEN BEACH	FL
2311	MAIN STORE	1600 N JACKSON ST	TULLAHOMA	TN
2312	MAIN STORE	300 N MILWAUKEE ST	BOISE	ID
2313	MAIN STORE	60 SMITHFIELD BLVD	PLATTSBURGH	NY
2316	MAIN STORE	2601 DAWSON RD	ALBANY	GA
2317	MAIN STORE	400 MILL AVE SE STE C2	NEW PHILADELPHIA	OH
2320	MAIN STORE	8501 W BOWLES AVE	LITTLETON	CO
2324	MAIN STORE	435 E CLIFTY DR	MADISON	IN
2326	MAIN STORE	732 FREEMAN LANE	GRASS VALLEY	CA
2327	MAIN STORE	10 BELLIS FAIR PKWY	BELLINGHAM	WA
2329	MAIN STORE	800-50 NEW LOUDON RD	LATHAM	NY
2331	MAIN STORE	1800 TIFFIN AVE	FINDLAY	OH
2332	MAIN STORE	655 CHESHIRE RD	LANESBOROUGH	MA
2333	MAIN STORE	225 COLUMBIA MALL DR	BLOOMSBURG	PA
2338	MAIN STORE	6000 TOWN EAST MALL	MESQUITE	TX
2339	MAIN STORE	1015 W WILL ROGERS	CLAREMORE	OK
2341	MAIN STORE	63455 N HWY 97 STE 93	BEND	OR
2342	MAIN STORE	282 BERLIN MALL RD UNIT 19	BERLIN	VT
2343	MAIN STORE	987 E ASH ST	PIQUA	OH
2344	MAIN STORE	1007 N PINE ST	DERIDDER	LA
2345	MAIN STORE	480 MAYBERRY MALL	MOUNT AIRY	NC
2346	MAIN STORE	3 S TUNNEL RD	ASHEVILLE	NC
2347	MAIN STORE	1441 TAMIAMI TRAIL	PORT CHARLOTTE	FL
2348	MAIN STORE	2252 25TH ST	COLUMBUS	IN
2349	MAIN STORE	3300 S AIRPORT RD W	TRAVERSE CITY	MI
2353	MAIN STORE	10315 SILVERDALE WAY NW.	SILVERDALE	WA

Equipment Locations

Store Number	Type/Use	Address	City	State
2354	MAIN STORE	2010 YAKIMA VALLEY HWY J-1	SUNNYSIDE	WA
2356	MAIN STORE	1414 SOUTHERN HILLS CTR	WEST PLAINS	MO
2357	MAIN STORE	1350 PILGRIM LN	PLYMOUTH	IN
2358	MAIN STORE	1810 S WEST AVE	FREEPORT	IL
2364	MAIN STORE	3 WALDEN GALLERIA DR	CHEEKTOWAGA	NY
2367	MAIN STORE	6000 MAHONING AVE	YOUNGSTOWN	OH
2368	MAIN STORE	200 W HANLEY AVE	COEUR D ALENE	ID
2369	MAIN STORE	3501 W MAIN ST	NORMAN	OK
2370	MAIN STORE	4200 PORTSMOUTH BLVD	CHESAPEAKE	VA
2372	MAIN STORE	328 ROBERT SMALLS PKWY	BEAUFORT	SC
2373	MAIN STORE	1752 W REELFOOT AVE	UNION CITY	TN
2374	MAIN STORE	1750 E RED CLIFFS DR	ST GEORGE	UT
2375	MAIN STORE	150 RICHLAND SQ	RICHLAND CENTER	WI
2376	MAIN STORE	2 STRATFORD SQ MALL	BLOOMINGDALE	IL
2381	MAIN STORE	300 GREENVILLE W DR STE 1	GREENVILLE	MI
2382	MAIN STORE	1550 N MITCHELL ST	CADILLAC	MI
2385	MAIN STORE	1199 COLUSA AVE	YUBA CITY	CA
2386	MAIN STORE	9560 MALL RD	MORGANTOWN	WV
2388	MAIN STORE	1131 W RANCHO VISTA BLVD	PALMDALE	CA
2390	MAIN STORE	1353 TUSCULUM BLVD	GREENEVILLE	TN
2391	MAIN STORE	300 CASCADE MALL DR	BURLINGTON	WA
2392	MAIN STORE	1600 N STATE RT 50	BOURBONNAIS	IL
2396	MAIN STORE	3225 STATE RT 364 STE 165	CANANDAIGUA	NY
2398	MAIN STORE	900 COMMONS DR STE 900	DOTHAN	AL
2400	MAIN STORE	1001 BARNES CROSSING RD STE300	TUPELO	MS
2410	MAIN STORE	2401 S STEMMONS FWY STE 4000	LEWISVILLE	TX
2411	MAIN STORE	2350 MIRACLE MILE RD #270	BULLHEAD CITY	AZ
2414	MAIN STORE	355 FLETCHER PKWY	EL CAJON	CA
2415	MAIN STORE	15083 US 19 S	THOMASVILLE	GA
2416	MAIN STORE	270 LOUDON RD	CONCORD	NH
2417	MAIN STORE	1105 WALNUT ST	CARY	NC
2418	MAIN STORE	3800 US HWY 98 N STE 200	LAKELAND	FL
2419	HOME STORE	6555 E. SOUTHERN AVE., STE 200	MESA	AZ
2419	MAIN STORE	6525 E SOUTHERN AVE	MESA	AZ
2423	MAIN STORE	780 NW GARDEN VLY BLVD STE 160	ROSEBURG	OR
2425	MAIN STORE	2900 W WASHINGTON ST STE 92	STEPHENVILLE	TX
2427	MAIN STORE	278 BLACK GOLD BLVD	HAZARD	KY
2428	MAIN STORE	4400 24TH AVE	FORT GRATIOT	MI
2430	MAIN STORE	10308 SOUTHSIDE BLVD	JACKSONVILLE	FL
2431	MAIN STORE	1100-B HWY 260	COTTONWOOD	AZ
2433	MAIN STORE	11017 CAROLINA PLACE PKWY	PINEVILLE	NC
2434	HOME STORE	6600 MENAUL BLVD., N.E.	ALBUQUERQUE	NM
2434	MAIN STORE	6600 MENAUL BLVD NE STE 600	ALBUQUERQUE	NM
2436	MAIN STORE	475 S ST LOUIS ST	BATESVILLE	AR
2438	MAIN STORE	1110 N QUINCY AVE	OTTUMWA	IA
2439	MAIN STORE	1000 MALL RUN RD	UNIONTOWN	PA
2440	MAIN STORE	300 LYCOMING MALL CIR STE 2043	PENNSDALE	PA
2442	MAIN STORE	4481 S WHITE MOUNTAIN RD STE 5	SHOW LOW	AZ
2443	MAIN STORE	11130 MALL CIRCLE	WALDORF	MD
2445	MAIN STORE	6840 EASTMAN AVE	MIDLAND	MI
2447	MAIN STORE	864 HWY 12 W	STARKVILLE	MS
2449	MAIN STORE	399 CAMPBELLSVILLE BYPASS	CAMPBELLSVILLE	KY
2452	MAIN STORE	300 MOUNT BERRY SQ NE	ROME	GA
2453	MAIN STORE	6 MCKINLEY MALL	BLASDELL	NY
SW CORNER PINES BLVD. & SW
2456	HOME STORE	136TH STREET	PEMBROKE PINES	FL
2456	MAIN STORE	11401 PINES BLVD	PEMBROKE PINES	FL

Equipment Locations

Store Number	Type/Use	Address	City	State
2457	MAIN STORE	9559 DESTINY USA DR	SYRACUSE	NY
2458	MAIN STORE	1601 S BROAD	SCOTTSBORO	AL
2460	MAIN STORE	STATE RT 37-ST LAWRENCE CENTRE	MASSENA	NY
2463	MAIN STORE	140 MARSH AVE	STATEN ISLAND	NY
2464	MAIN STORE	1201 BOSTON POST RD	MILFORD	CT
2467	MAIN STORE	1695 ARDEN WAY	SACRAMENTO	CA
2470	MAIN STORE	413 MARKET SQ DR	MAYSVILLE	KY
2472	MAIN STORE	839 3RD AVE	JASPER	IN
2474	MAIN STORE	510 GATE CITY HWY SPACE 360	BRISTOL	VA
2477	MAIN STORE	3710 HWY 9	FREEHOLD	NJ
2478	MAIN STORE	1603 NW 107TH AVE	MIAMI	FL
2480	MAIN STORE	22450 TOWN CIR	MORENO VALLEY	CA
2482	MAIN STORE	5725 JOHNSTON ST	LAFAYETTE	LA
2484	MAIN STORE	4730 N DIVISION ST	SPOKANE	WA
2485	MAIN STORE	560 GALLERIA DR	JOHNSTOWN	PA
2486	MAIN STORE	5580 GOODS LN STE 2031	ALTOONA	PA
2488	MAIN STORE	ONE N GALLERIA DR	MIDDLETOWN	NY
2490	MAIN STORE	231 GREECE RIDGE CTR DR	GREECE	NY
2491	MAIN STORE	6 GALLERIA MALL DR	TAUNTON	MA
2494	MAIN STORE	200 PAUL HUFF PKWY NW STE 44	CLEVELAND	TN
2495	MAIN STORE	1850 ADAMS ST STE 2	MANKATO	MN
2496	MAIN STORE	500 NEWPARK MALL	NEWARK	CA
2498	MAIN STORE	2727 FAIRFIELD COMMONS BLVD	DAYTON	OH
2503	MAIN STORE	1201 E MAIN	CARBONDALE	IL
2505	MAIN STORE	1201 S DIRKSEN PKWY	SPRINGFIELD	IL
2506	MAIN STORE	2900 E LINCOLN WAY	STERLING	IL
2507	MAIN STORE	312 W PRIEN LAKE RD	LAKE CHARLES	LA
2521	MAIN STORE	9100 N SKYVIEW AVE	KANSAS CITY	MO
2522	MAIN STORE	9056 N 121ST EAST AVE	OWASSO	OK
2523	MAIN STORE	215 CREEKSIDE WAY	NEW BRAUNFELS	TX
2524	MAIN STORE	2421 CRANBERRY HWY STE 290	WAREHAM	MA
2526	MAIN STORE	7352 GLORY RD	BAXTER	MN
2527	MAIN STORE	500 WINCHESTER AVE	ASHLAND	KY
2529	MAIN STORE	11534 PARKSIDE DR	FARRAGUT	TN
2530	MAIN STORE	1301 CENTER RD	AVON	OH
2534	MAIN STORE	501 C M FAGAN DR	HAMMOND	LA
2535	MAIN STORE	SEND TO SL SHARED SERVICES CTR	QUEEN CREEK	AZ
2613	MAIN STORE	1932 E 20TH ST	CHICO	CA
2614	MAIN STORE	1710 S MAIN ST	BELLEFONTAINE	OH
2616	MAIN STORE	2940 WATSON BLVD	CENTERVILLE	GA
2617	MAIN STORE	7600 KINGSTON PIKE STE 900	KNOXVILLE	TN
2619	MAIN STORE	10101 BROOK RD STE 800	GLEN ALLEN	VA
2620	MAIN STORE	515 S WESTWOOD	POPLAR BLUFF	MO
2622	MAIN STORE	2301 DEL PRADO BLVD STE 700	CAPE CORAL	FL
2624	MAIN STORE	3401 NICHOLASVILLE RD STE 116	LEXINGTON	KY
2625	MAIN STORE	4370 I-75 BUSINESS SPUR	SAULT STE MARIE	MI
2626	MAIN STORE	1312 W SUNSET RD	HENDERSON	NV
2629	MAIN STORE	1050 S BISHOP AVE	ROLLA	MO
2631	MAIN STORE	58000 TWENTY-NINE PALMS HWY	YUCCA VALLEY	CA
2632	MAIN STORE	4 MID RIVERS MALL	ST PETERS	MO
2633	MAIN STORE	3507 MANCHESTER EXPWY STE E	COLUMBUS	GA
2646	MAIN STORE	4021 BURBANK RD	WOOSTER	OH
2647	MAIN STORE	210 ANDOVER ST	PEABODY	MA
2648	MAIN STORE	400 BREA MALL	BREA	CA
2649	HOME STORE	510 WESTMINSTER MALL	WESTMINSTER	CA

Equipment Locations

Store Number	Type/Use	Address	City	State
2649	MAIN STORE	400 WESTMINSTER MALL	WESTMINSTER	CA
2650	MAIN STORE	1050 LAYTON HILLS MALL	LAYTON	UT
2651	MAIN STORE	68 GATEWAY MALL	LINCOLN	NE
2653	MAIN STORE	4770 GOLF RD	EAU CLAIRE	WI
2654	MAIN STORE	100 COMMERCIAL RD UNIT 180	LEOMINSTER	MA
2655	MAIN STORE	90 W 5TH ST	DOUGLAS	AZ
2657	MAIN STORE	939 NE D ST	GRANTS PASS	OR
2660	MAIN STORE	20505 S DIXIE HWY	MIAMI	FL
2661	MAIN STORE	4 HAWTHORN CTR	VERNON HILLS	IL
2662	MAIN STORE	578 AVIATION RD STE 3	QUEENSBURY	NY
2663	MAIN STORE	377 S MILLS RD	VENTURA	CA
2671	MAIN STORE	2180 NE HWY 99 W	MCMINNVILLE	OR
2672	MAIN STORE	380 N COOPER DR	HENDERSON	NC
2676	MAIN STORE	1215 S MAIN ST	SIKESTON	MO
2677	MAIN STORE	9301 TAMPA AVE	NORTHRIDGE	CA
2678	MAIN STORE	658 RICHLAND MALL	MANSFIELD	OH
2679	MAIN STORE	525 UNION ST	WATERBURY	CT
2682	MAIN STORE	1901 NW EXPWY STE 1200	OKLAHOMA CITY	OK
2683	MAIN STORE	17177 ROYALTON RD BOX 3	STRONGSVILLE	OH
2685	MAIN STORE	3851 S COOPER ST	ARLINGTON	TX
2687	MAIN STORE	651 W WASHINGTON	SEQUIM	WA
2689	MAIN STORE	2700 MIAMISBURG-CENTERVILLE RD	CENTERVILLE	OH
2690	MAIN STORE	1000 TURTLE CREEK DR	HATTIESBURG	MS
2692	MAIN STORE	2422 W KETTLEMAN LANE	LODI	CA
2693	MAIN STORE	3127 STOCKTON HILL RD	KINGMAN	AZ
2695	MAIN STORE	16280 DRESDEN AVE SPACE M	E LIVERPOOL	OH
2696	MAIN STORE	11200 LAKELINE MALL DR	CEDAR PARK	TX
2697	MAIN STORE	16529 SOUTHWEST FRWY	SUGARLAND	TX
2698	MAIN STORE	3100 NAGLEE RD	TRACY	CA
2700	MAIN STORE	5083 TUTTLE CROSSING BLVD	DUBLIN	OH
2702	MAIN STORE	197 WESTBANK EXPY STE 2	GRETNA	LA
2703	MAIN STORE	2756 N GERMANTOWN PKWY	MEMPHIS	TN
2704	MAIN STORE	10000 COORS BYPASS NW	ALBUQUERQUE	NM
2705	MAIN STORE	501 EAGLE RIDGE DR	LAKE WALES	FL
2706	MAIN STORE	458 N VIRGINIA AVE	TIFTON	GA
2707	MAIN STORE	2175 S KOELLER ST	OSHKOSH	WI
2708	MAIN STORE	573 DONALD LYNCH BLVD	MARLBOROUGH	MA
2709	MAIN STORE	4201 N SHILOH DR	FAYETTEVILLE	AR
2712	MAIN STORE	3501 CAPITAL CITY MALL	CAMP HILL	PA
2713	MAIN STORE	95 STORRS RD	WILLIMANTIC	CT
2715	MAIN STORE	14659 N US HWY 25 E STE 22	CORBIN	KY
2716	MAIN STORE	2215 MEMORIAL DR	WAYCROSS	GA
2718	MAIN STORE	100 BAYCHESTER AVE	BRONX	NY
2719	MAIN STORE	715 OMACHE DR	OMAK	WA
2720	MAIN STORE	200 BEAVER VALLEY MALL	MONACA	PA
2721	MAIN STORE	3159 W BROADWAY	SEDALIA	MO
2722	MAIN STORE	9409 W COLONIAL DR	OCOEE	FL
2725	MAIN STORE	3350 E FLORAL AVE	SELMA	CA
2726	MAIN STORE	1481 WAGNER AVE	GREENVILLE	OH
2728	MAIN STORE	1111 E TYLER ST STE 127	ATHENS	TX
2729	MAIN STORE	3311 IOWA ST	LAWRENCE	KS
2730	MAIN STORE	6200 20TH ST STE 700	VERO BEACH	FL
2731	MAIN STORE	1409 EHRINGHAUS ST	ELIZABETH CITY	NC
2732	MAIN STORE	10300 LITTLE PATUXENT PKWY	COLUMBIA	MD
2736	MAIN STORE	3500 EAST WEST HWY STE 1000	HYATTSVILLE	MD
2738	MAIN STORE	11160 VEIRS MILL RD	WHEATON	MD
2739	MAIN STORE	20131 HWY 59N STE 3000	HUMBLE	TX

Equipment Locations

Store Number	Type/Use	Address	City	State
2740	MAIN STORE	151 MARYSVILLE TOWNE CTR	MARYSVILLE	WA
2741	MAIN STORE	318 E FAIRMOUNT AVE	LAKEWOOD	NY
2742	MAIN STORE	1840 COUNTRYSIDE DR	TURLOCK	CA
2743	MAIN STORE	1000 BONITA LAKE CIRCLE	MERIDIAN	MS
2744	MAIN STORE	14730 E INDIANA AVE	SPOKANE	WA
2748	MAIN STORE	10400 MILL RUN CIR	OWINGS MILLS	MD
2749	MAIN STORE	21030 DULLES TOWN CIR	STERLING	VA
2750	MAIN STORE	PO BOX 5147	GASTONIA	NC
2751	MAIN STORE	PLAZA LAS AMERICAS S/C	SAN JUAN	PR
2752	MAIN STORE	1403 PALISADES CTR DR	WEST NYACK	NY
2753	MAIN STORE	6201 BLUEBONNET BLVD	BATON ROUGE	LA
2754	MAIN STORE	3055 BLACK GAP RD	CHAMBERSBURG	PA
2755	MAIN STORE	120 NIBLICK RD	PASO ROBLES	CA
2756	HOME STORE	3147 MIDDLE COUNTY ROAD LAKE GROVE SHOPPING CENTER	LAKE GROVE	NY
2756	MAIN STORE	9 SMITH HAVEN MALL	LAKE GROVE L I	NY
2756	OUTSIDE STOCKROOM	390 OSER AVENUE	HAPPAUGE	NY
2756	OUTSIDE STOCKROOM	313 SMITH HAVEN MALL	LAKE GROVE	NY
2757	MAIN STORE	8417 S PARK MEADOWS CTR DR	LONE TREE	CO
2758	MAIN STORE	1471 CORAL RIDGE AVE	CORALVILLE	IA
2760	MAIN STORE	23415 THREE NOTCH RD STE 2016	CALIFORNIA	MD
2761	MAIN STORE	11500 MIDLOTHIAN TPKE	RICHMOND	VA
2762	MAIN STORE	8102 CITRUS PARK TOWN CTR	TAMPA	FL
2763	MAIN STORE	1201 LAKE WOODLANDS DR STE 500	THE WOODLANDS	TX
2765	MAIN STORE	219 MARLBORO AVE STE 21	EASTON	MD
2766	MAIN STORE	2001 COTTMAN AVE	PHILADELPHIA	PA
2767	MAIN STORE	1500 S WILLOW ST	MANCHESTER	NH
2768	MAIN STORE	1500 RT 47 STE 21B	RIO GRANDE	NJ
2769	MAIN STORE	1512 MILITARY RD	BENTON	AR
2770	MAIN STORE	1200 TOWNE CENTRE BLVD STE B	PROVO	UT
2773	ADDITIONAL SPACE	400 ERNEST W BARRETT PKWY NW	KENNESAW	GA
2773	HOME STORE	667 ERNEST BARRETT PARKWAY, SUITE 300	KENNESAW	GA
2773	MAIN STORE	400 ERNEST W BARRETT PKWY NW	KENNESAW	GA
2775	MAIN STORE	1750 DEPTFORD CENTER RD STE D	DEPTFORD	NJ
2775	OUTSIDE STOCKROOM	165 NINTH AVE, UNIT D BOROUGH OF RUNNEMEDE	DEPTFORD	NJ
2776	MAIN STORE	3333 BUFORD DR	BUFORD	GA
2777	MAIN STORE	381 WEST ST	KEENE	NH
2782	MAIN STORE	5055 2ND AVE STE 28	KEARNEY	NE
2783	MAIN STORE	40640 WINCHESTER RD	TEMECULA	CA
2784	MAIN STORE	6101 CALHOUN MEMOR HWY STE A	EASLEY	SC
2785	MAIN STORE	3774 RIVERTOWN PRKWY SW	GRANDVILLE	MI
2788	MAIN STORE	259 INDIAN MOUND DR	MT STERLING	KY
2789	MAIN STORE	10308 W FOREST HILL BLVD	WELLINGTON	FL
2795	MAIN STORE	2607 PRESTON RD	FRISCO	TX
2796	MAIN STORE	1125 GALLERIA BLVD	ROSEVILLE	CA
2797	MAIN STORE	100 MALL DR UNIT B	STEUBENVILLE	OH
2799	MAIN STORE	1611 VIRGINIA AVE STE 605	NORTH BEND	OR
2801	MAIN STORE	1450 POLARIS PKWY	COLUMBUS	OH
2802	MAIN STORE	2000 ROBINSON TOWN CTR	PITTSBURGH	PA
2803	MAIN STORE	2304 E JACKSON ST	MACOMB	IL
2804	MAIN STORE	8040 MALL PKWY	LITHONIA	GA
2805	MAIN STORE	6910 FAYETTEVILLE RD STE 600	DURHAM	NC
2806	MAIN STORE	2370 N EXPWY STE 2000	BROWNSVILLE	TX
2807	MAIN STORE	5690 HARVEY ST	MUSKEGON	MI

Equipment Locations

Store Number	Type/Use	Address	City	State
2808	MAIN STORE	301A S SERVICE RD	BLYTHEVILLE	AR
2809	MAIN STORE	12300 JEFFERSON AVE STE 500	NEWPORT NEWS	VA
2810	MAIN STORE	140 S 24TH ST W	BILLINGS	MT
2812	MAIN STORE	202 E 24TH ST	COLUMBUS	NE
2813	MAIN STORE	1909 US HWY 421 N	WILKESBORO	NC
2814	MAIN STORE	92-59 59TH AVE	ELMHURST	NY
2815	MAIN STORE	3200 GATEWAY BLVD	PRESCOTT	AZ
2816	MAIN STORE	3351 S DOGWOOD	EL CENTRO	CA
2817	MAIN STORE	2540 SYCAMORE RD	DE KALB	IL
2819	MAIN STORE	1627 OPELIKA RD STE 69	AUBURN	AL
2820	MAIN STORE	6650 DOUGLAS BLVD	DOUGLASVILLE	GA
2820	STYLING SALON	6650 DOUGLAS BLVD.	DOUGLASVILLE	GA
2821	MAIN STORE	4340 SERGEANT RD	SIOUX CITY	IA
2822	MAIN STORE	1600 NE 23RD ST	POMPANO BEACH	FL
2823	MAIN STORE	12399 S MAINSTREET	RANCHO CUCAMONGA	CA
2824	MAIN STORE	6620 TOWNE CENTER LOOP STE E	SOUTHAVEN	MS
2825	MAIN STORE	12550 RIVERDALE BLVD	COON RAPIDS	MN
2826	MAIN STORE	333 N HWY 67	CEDAR HILL	TX
2827	MAIN STORE	2611 E MAIN ST	PLAINFIELD	IN
2828	MAIN STORE	2000 N NEIL ST	CHAMPAIGN	IL
2829	MAIN STORE	13701 GROVE DR	MAPLE GROVE	MN
2829	SIGN AGREEMENT	13701 GROVE DR	MAPLE GROVE	MN
2830	MAIN STORE	7200 E HARRISON AVE	ROCKFORD	IL
2832	MAIN STORE	1401 GREENBRIER PKWY STE 3000	CHESAPEAKE	VA
2833	MAIN STORE	6909 N LOOP 1604 E	SAN ANTONIO	TX
2834	MAIN STORE	69340 HWY 21	COVINGTON	LA
2835	MAIN STORE	3000 E HIGHLAND DR STE 516	JONESBORO	AR
2838	MAIN STORE	877 NE ALSBURY BLVD	BURLESON	TX
2839	MAIN STORE	31510 GRATIOT AVE	ROSEVILLE	MI
2840	MAIN STORE	1236 EASTDALE MALL	MONTGOMERY	AL
2841	MAIN STORE	2209 VETERANS BLVD	DEL RIO	TX
2842	MAIN STORE	13333 W MCDOWELL RD	GOODYEAR	AZ
2843	MAIN STORE	10083 GULF CENTER DR	FORT MYERS	FL
2844	MAIN STORE	100 BAYBROOK MALL	FRIENDSWOOD	TX
2845	MAIN STORE	3742 BROOKWALL DR STE 10	AKRON	OH
2846	MAIN STORE	5050 E RAY RD	PHOENIX	AZ
2847	MAIN STORE	167 PITTSBURGH MILL CIR	TARENTUM	PA
2848	MAIN STORE	4485 S GRAND CANYON DR	LAS VEGAS	NV
2849	MAIN STORE	10000 ALABAMA ST	REDLANDS	CA
2850	MAIN STORE	28151 STATE RD 56	WESLEY CHAPEL	FL
2862	MAIN STORE	3459 PRINCETON RD	HAMILTON	OH
2863	MAIN STORE	23523 GRAND CIRCLE BLVD	KATY	TX
2864	MAIN STORE	3001 WHITE BEAR AVE	MAPLEWOOD	MN
2865	MAIN STORE	8348 TAMARACK VILLAGE	WOODBURY	MN
2866	MAIN STORE	800 WILLARD DR	ASHWAUBENON	WI
2867	MAIN STORE	301 OAK SPRING RD	WASHINGTON	PA
2868	MAIN STORE	401 S MT JULIET RD STE 630	MT JULIET	TN
2869	MAIN STORE	5060 PINNACLE SQ	BIRMINGHAM	AL
2870	MAIN STORE	17610 E 39TH ST S	INDEPENDENCE	MO
2871	MAIN STORE	240 BANKS CROSSING	FAYETTEVILLE	GA
2872	MAIN STORE	1380 HWY 20 W	MCDONOUGH	GA
2873	MAIN STORE	304 FORUM DR	COLUMBIA	SC
2874	MAIN STORE	341 NEWNAN CROSSING BYP	NEWNAN	GA
2875	MAIN STORE	22500 TOWN CENTER AVE	SPANISH FORT	AL
2876	MAIN STORE	14658 DELAWARE ST	WESTMINSTER	CO
2877	MAIN STORE	17710 LA CANTERA PKWY	SAN ANTONIO	TX
2878	MAIN STORE	4680 HIGH POINTE BLVD	HARRISBURG	PA

Equipment Locations

Store Number	Type/Use	Address	City	State
2879	MAIN STORE	2202 BELLVIEW RD	ROGERS	AR
2880	MAIN STORE	STATE HWY 16 & RT 302	NORTH CONWAY	NH
2881	MAIN STORE	300 MEMORIAL CITY WAY	HOUSTON	TX
2883	MAIN STORE	2500 SMITH RANCH RD	PEARLAND	TX
2884	MAIN STORE	12351 N IH-35	AUSTIN	TX
2885	MAIN STORE	5120 FAIRMONT PKWY	PASADENA	TX
2888	MAIN STORE	2100 PLEASANT HILL RD	DULUTH	GA
2889	MAIN STORE	1727 W BETHANY HOME RD	PHOENIX	AZ
2901	MAIN STORE	8752 MICHIGAN RD	INDIANAPOLIS	IN
2902	MAIN STORE	1900 E RIO SALADO PKWY STE 140	TEMPE	AZ
2903	MAIN STORE	3141 WATERMILL DR	BURLINGTON	NC
2904	MAIN STORE	9500 S IH-35 STE H	AUSTIN	TX
2905	MAIN STORE	3001 TEXAS SAGE TRL	FORT WORTH	TX
2905	SIGN AGREEMENT	3001 TEXAS SAGE TRAIL	FORT WORTH	TX
2906	MAIN STORE	1720 OLD FORT PKWY	MURFREESBORO	TN
2907	MAIN STORE	6302 S CENTRAL ST	AURORA	CO
2908	MAIN STORE	100 COLUMBIANA CIR #102	COLUMBIA	SC
2909	MAIN STORE	7939 HWY N	DARDENNE PRAIRIE	MO
2910	MAIN STORE	7751 TOWNE CENTER PKWY	PAPILLION	NE
2911	MAIN STORE	11552 S DISTRICT DR	SOUTH JORDAN	UT
2912	MAIN STORE	10904 STADIUM PKWY	KANSAS CITY	KS
2913	MAIN STORE	5265 S CALLE SANTA CRUZ	TUCSON	AZ
2914	MAIN STORE	2600 S SHACKLEFORD RD	LITTLE ROCK	AR
2915	MAIN STORE	135 BOCKMAN DR	FORT COLLINS	CO
2916	MAIN STORE	400 N UNION ST	OLEAN	NY
2917	MAIN STORE	955 S HOVER ST	LONGMONT	CO
2918	MAIN STORE	340 S COLONIAL DR	ALABASTER	AL
2919	MAIN STORE	2890 N MAIN ST	SANTA ANA	CA
2920	MAIN STORE	9480 VILLAGE PLACE BLVD	BRIGHTON	MI
2921	MAIN STORE	5751 LONG PRAIRIE RD	FLOWER MOUND	TX
2922	MAIN STORE	13900 HOARD DR	NOBLESVILLE	IN
2924	MAIN STORE	7400 WOODWARD AVE	WOODRIDGE	IL
2925	MAIN STORE	8201 FLYING CLOUD DR	EDEN PRAIRIE	MN
2926	MAIN STORE	7451 YOUREE DR	SHREVEPORT	LA
2927	MAIN STORE	410 PORTERS VALE BLVD	VALPARAISO	IN
2928	MAIN STORE	1100 OGDEN AVE	MONTGOMERY	IL
2929	MAIN STORE	SEND TO SL SHARED SERVICES CTR	CRYSTAL LAKE	IL
2930	MAIN STORE	1600 ORCHARD GATEWAY BLVD	NORTH AURORA	IL
2931	MAIN STORE	3100 MAIN ST STE 1000	MAUMEE	OH
2932	MAIN STORE	3400 RIO GRANDE AVE	MONTROSE	CO
2933	MAIN STORE	1200 N HAPPY VALLEY RD	NAMPA	ID
2934	MAIN STORE	151 UNIVERSITY OAKS	ROUND ROCK	TX
2934	SIGN AGREEMENT	151 UNIVERSITY OAKS	ROUND ROCK	TX
2935	MAIN STORE	2071 COLISEUM DR	HAMPTON	VA
2936	MAIN STORE	1041 N PROMENADE PKWY	CASA GRANDE	AZ
2937	MAIN STORE	14659 RAMONA AVE	CHINO	CA
2939	MAIN STORE	7400 SAN PEDRO AVE	SAN ANTONIO	TX
2940	MAIN STORE	5651 HWY 95 N	LAKE HAVASU CITY	AZ
2941	MAIN STORE	2400 S SERVICE RD	MOORE	OK
2942	MAIN STORE	7271 SE 29TH ST	MIDWEST CITY	OK
2943	MAIN STORE	3675 STONE CREEK BLVD	COLERAIN TOWNSHIP	OH
2944	MAIN STORE	25646 HWY 290	CYPRESS	TX
2944	SIGN AGREEMENT	25646 HWY 290	CYPRESS	TX
2945	MAIN STORE	2001 W OSCEOLA PKWY	KISSIMMEE	FL
2946	MAIN STORE	1015 E I 30	ROCKWALL	TX
2948	MAIN STORE	3065 RT 50	SARATOGA SPRINGS	NY

Equipment Locations

Store Number	Type/Use	Address	City	State
2949	MAIN STORE	1441 N HWY 77	WAXAHACHIE	TX
2950	MAIN STORE	800 S RANDALL RD	ALGONQUIN	IL
2951	MAIN STORE	2940 COMMERCE DR	JOHNSBURG	IL
2952	MAIN STORE	4451 PROMENADE WAY	MATTESON	IL
2952	SIGN AGREEMENT	4451 PROMENADE WAY	MATTESON	IL
2953	MAIN STORE	8100 N FLINTLOCK RD	KANSAS CITY	MO
2954	MAIN STORE	N96W18515 COUNTY LINE RD	MENOMONEE FALLS	WI
2955	MAIN STORE	4951 SLATTEN RANCH RD	ANTIOCH	CA
2955	SIGN AGREEMENT	4951 SLATTEN RANCH RD	ANTIOCH	CA
2956	MAIN STORE	550 PINNACLE PL	PRATTVILLE	AL
2957	MAIN STORE	4185 RIVERDALE RD	RIVERDALE	UT
2959	MAIN STORE	419 E TRENTON RD	EDINBURG	TX
2960	MAIN STORE	1950 JOE BATTLE BLVD	EL PASO	TX
2961	MAIN STORE	3125 LOUISIANA AVE	LAFAYETTE	LA
2962	MAIN STORE	725 ADAMS DR	WEATHERFORD	TX
2963	MAIN STORE	1996 MEMORIAL DR STE 1	ST JOHNSBURY	VT
2964	MAIN STORE	2060 SAM RITTENBERG BLVD	CHARLESTON	SC
2965	MAIN STORE	3650 NEW CENTER PT	COLORADO SPRINGS	CO
2966	MAIN STORE	8568 E 49TH AVE	DENVER	CO
CHESTERFIELD
2967	MAIN STORE	50753 WATERSIDE DR	TOWNSHP	MI
2968	MAIN STORE	24201 BRAZOS TOWN CROSSING	ROSENBERG	TX
2968	SIGN AGREEMENT	24201 BRAZOS TOWN CROSSING	ROSENBERG	TX
2969	MAIN STORE	610 GRAHAM DR	SHERMAN	TX
2970	MAIN STORE	5181 PEPPER ST	SPRING HILL	FL
2971	MAIN STORE	300 TOWN CENTER BLVD	WHITE LAKE TOWNSHIP	MI
2972	MAIN STORE	43690 FORD RD	CANTON	MI
2973	MAIN STORE	11325 W LINCOLN HWY	MOKENA	IL
2975	MAIN STORE	3333 MARKET PLACE DR	COUNCIL BLUFFS	IA
2976	MAIN STORE	515 CABELA DR	TRIADELPHIA	WV
2977	MAIN STORE	5886 HIGHWAY 100	WASHINGTON	MO
2978	MAIN STORE	9365 FIELDS ERTEL RD	CINCINNATI	OH
2979	MAIN STORE	2345 S HWY 27	CLERMONT	FL
2980	MAIN STORE	3165 INTERSTATE 45 N	CONROE	TX
2980	SIGN AGREEMENT	3165 INTERSTATE 45 N	CONROE	TX
2982	MAIN STORE	301 STACY RD	FAIRVIEW	TX
2983	MAIN STORE	800 BARNES ST	SAN MARCOS	TX
2984	MAIN STORE	2037 LANTERN RIDGE DR	RICHMOND	KY
2985	MAIN STORE	6200 GRANDVIEW PKWY	DAVENPORT	FL
2986	MAIN STORE	200 MARKET ST	FLOWOOD	MS
2987	MAIN STORE	1001 RAINBOW DR	GADSDEN	AL
2988	MAIN STORE	7700 POLO GROUNDS BLVD	MEMPHIS	TN
2989	MAIN STORE	1800 COASTAL GRAND CIR	MYRTLE BEACH	SC
2990	MAIN STORE	6901 W 135TH ST	OVERLAND PARK	KS
2991	MAIN STORE	5335 W LOOP 1604 N	SAN ANTONIO	TX
2991	SIGN AGREEMENT	5335 W LOOP 1604 N	SAN ANTONIO	TX
2992	MAIN STORE	4190 E COURT ST STE 500	BURTON	MI
2992	SIGN AGREEMENT	4190 E COURT ST STE 500	BURTON	MI
2993	MAIN STORE	798 GRAVOIS BLUFFS BLVD	FENTON	MO
2993	SIGN AGREEMENT	BELLEFONTAINE	FENTON	MO
2993	SIGN AGREEMENT	798 GRAVOIS BLUFFS BLVD	FENTON	MO
2993	SIGN AGREEMENT	LOT 8A	FENTON	MO
2994	MAIN STORE	3363 LOWERY PKWY	FULTONDALE	AL
2995	MAIN STORE	5858 E SAM HOUSTON PKWY N	HOUSTON	TX
2995	SIGN AGREEMENT	5858 E SAM HOUSTON PKWY N	HOUSTON	TX
2997	MAIN STORE	206 BLUEFISH DR	PANAMA CITY BEACH	FL
2998	MAIN STORE	19005 SE MILL PLAIN BLVD	VANCOUVER	WA

Equipment Locations

Store Number	Type/Use	Address	City	State
2999	MAIN STORE	1060 PERIMETER DR	MANTECA	CA
3003	CATALOG OUTLET - 30	8702 N 2ND ST	MACHESNEY PARK	IL
3010	CATALOG OUTLET - 30	240 COMMONWEALTH BLVD W STE145	MARTINSVILLE	VA
3013	CATALOG OUTLET - 30	9495 W 75TH ST	OVERLAND PARK	KS
3014	CATALOG OUTLET - 30	190 E GLENDALE AVE	SPARKS	NV
3029	CATALOG OUTLET - 30	4410 MILLS CIR	ONTARIO	CA
3034	CATALOG OUTLET - 30	2442 ROMIG RD	AKRON	OH
3036	CATALOG OUTLET - 30	246 JAMESTOWN MALL	FLORISSANT	MO
3037	CATALOG OUTLET - 30	3050 N 5TH ST	READING	PA
3040	CATALOG OUTLET - 30	3430 PRESTON HWY	LOUISVILLE	KY
3900	AIR BRIDGE	406 W. 5TH AVENUE	ANCHORAGE	AK
3900	PARKING	406 W. 5TH AVENUE	ANCHORAGE	AK
4306	TELEMARKETING	1001 COMMERCE DRIVE	HARMARVILLE	PA
4534	CUSTOM DECORATING	4741 & 4801 URBANI AVENUE	MCCLELLAN	CA
4573	CUSTOM DECORATING	4455-4497 SOUTH 134TH PL. BUILDING B, SUITE 4475	TUKWILA	WA
4573	CUSTOM DECORATING	331 SOUTH RIVER DRIVE, STE 4	TEMPE	AZ
5071	TREASURY	GOLF ROAD & MILWAUKEE AVE.	NILES	IL
9005	LOGISTIC CENTER	1634 SALISBURY ROAD	STATESVILLE	NC
9005	PARKING	1634 SALISBURY ROAD	STATESVILLE	NC
9005	PARKING	1211 BARKLEY ROAD	STATESVILLE	NC
9005	PARKING		STATESVILLE	NC
9010	LOGISTIC CENTER	6800 VALLEY VIEW AVENUE	BUENA PARK	CA
9041	OFFICES	3801 PARKWOOD BLVD SUITE D-100	FRISCO	TX
9100	ACCOUNTING OFFICE	310 SOUTH MAIN ST.	SALT LAKE CITY	UT
9100	PARKING	45 EAST BROADWAY	SALT LAKE CITY	UT
9113	ECKERD DRUG - CVS	3821 ELLISON DRIVE NW	ALBUQUERQUE	NM
9130	LOGISTIC CENTER	5555 SCARBOROUGH BLVD.	COLUMBUS	OH
9131	LOGISTIC CENTER	11800 W. BURLEIGH ROAD	WAUWATOSA	WI
9132	LOGISTIC CENTER	10500 LACKMAN ROAD	LENEXA	KS
9224	LAND	501 D’ARCY PARKWAY	LATHROP	CA
9224	LOGISTIC CENTER	700 D’ARCY PARKWAY	LATHROP	CA
9275	ADDITIONAL SPACE	124 ROSE LANE, SUITE 106	FRISCO	TX
9316	LOGISTIC CENTER	11111 STEAD BLVD.	RENO	NV
9317	LOGISTIC CENTER	1339 TOLLAND TPK	MANCHESTER	CT
9435	LOGISTIC CENTER	1701 INTERMODAL PARKWAY; ALLIANCE AIRPORT	HASLET	TX
9442	STORE SUPPORT CENTER	1650 S HWY 67	CEDAR HILL	TX
9450	STORE SUPPORT CENTER	6800 STATE ROAD 33	LAKELAND	FL
9451	PARKING	1302 PUYALLUP STREET	SUMNER	WA
9451	STORE SUPPORT CENTER	2932 142ND AVENUE EAST	SUMNER	WA
9454	STORE SUPPORT CENTER	400 HIGHWAY 6	SPANISH FORK	UT
9486	LOGISTIC CENTER	5500 SOUTH EXPRESSWAY/120 PENNEY RD/5500 FRONTAGE ROAD	ATLANTA/FOREST PARK	GA
9707	STORE SUPPORT CENTER	1200 NORTHBROOK PARKWAY, SUITE 180	SUWANEE	GA
9900	OFFICES	560 SOUTH WINCHESTER BLVD.	SAN JOSE	CA
9900	OFFICES	601 PENNSYLVANIA AVE NW	WASHINGTON	DC
9900	ACCOUNTING OFFICE	6501 LEGACY DRIVE	PLANO	TX
9900	HANGER FOR CORP AIRCRAFT	8111 LEMON AVE, STE 150	DALLAS	TX
9900	OFFICES	3600 SOUTH HARBOR BLVD	OXNARD	CA
9900	OFFICES	300 SOUTH EL CAMINO ROAD, SUITE 201	SAN CLEMENTE	CA
9900	OFFICES	649 MISSION STREET	SAN FRANCISCO	CA
9900	OFFICES	328 BARRY AVENUE	WAYZATA	MN

Equipment Locations

Store Number	Type/Use	Address	City	State
9900	OFFICES	TWO CITY PLACE DRIVE, 2ND FL	ST LOUIS	MO
9900	OFFICES	1501 BROADWAY, 12TH FLOOR	NEW YORK	NY
9900	OFFICES	256 WEST 36TH STREET, 7TH FLOOR	NEW YORK	NY
9900	OFFICES	411 LAFAYETTE ST, 6TH FL	NEW YORK	NY
9900	QUALITY ASSURANCE	1625 CRESCENT CIRCLE, SUITES 115 AND 112	CARROLLTON	TX

Inventory Locations

(see attached)

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
1	WY	KEMMERER	831010110	722 J C PENNEY DR
4	SD	BROOKINGS	570062830	990 22ND AVE S
5	FL	JACKSONVILLE	322258293	9501 ARLINGTON EXPY STE 105
7	NY	AUBURN	130219532	1579 CLARK STREET RD
27	OR	HAPPY VALLEY	970867717	12300 SE 82ND AVE
30	MN	BURNSVILLE	553064997	14301 BURNHAVEN DR
43	CO	ALAMOSA	811012595	621 MAIN ST
55	TX	LUFKIN	759015695	4600 S MEDFORD DR STE 2000
58	PR	PONCE	007171312	2050 PONCE BY PASS STE 200
67	PA	WHITEHALL	180525797	500 LEHIGH VALLEY MALL
89	SC	ROCK HILL	297307939	2321 DAVE LYLE BLVD
90	AZ	TUCSON	857051693	4530 N ORACLE RD
99	NC	FAYETTEVILLE	283037299	300 CROSS CREEK MALL
106	WA	SEATTLE	981258514	401 NE NORTHGATE WAY STE 475
113	ND	WILLISTON	588015305	403 MAIN STREET
116	NH	SALEM	030792977	81 ROCKINGHAM PARK BLVD
120	WY	CASPER	826094202	301 WYOMING BLVD SE
130	NY	JOHNSON CITY	137901286	601-635 HARRY L DR STE 99
133	NH	ROCHESTER	038678804	25 LILAC MALL (RT 125)
141	OK	ARDMORE	734011829	1207 N COMMERCE
157	AZ	CHANDLER	852861587	2180 S GILBERT RD
161	GA	HIRAM	301412733	5043 JIMMY LEE SMITH PKWY
168	PA	NORTH WALES	194543907	300 MONTGOMERY MALL
170	KY	MURRAY	420711692	720 N 12TH ST (US 641)
171	WI	PLEASANT PRAIRIE	531581142	10225 77TH ST
174	NY	NEW YORK	100013202	100 W 32ND ST
178	TN	OAK RIDGE	378306778	333 MAIN ST STE 200
179	TX	DALLAS	752317720	6051 SKILLMAN ST
183	TN	CHATTANOOGA	374216049	2100 HAMILTON PLACE BLVD
184	MO	LEES SUMMIT	640865718	990 NW BLUE PKWY
185	IL	GALESBURG	614011349	1150 W CARL SANDBURG DR
192	VA	FAIRFAX	220333398	11801 FAIR OAKS MALL
194	MD	LANHAM	207061673	9100 MCHUGH DR STE 576
195	CA	DALY CITY	940152345	63 SERRAMONTE CTR
197	NY	BROOKLYN	112392822	360 GATEWAY DR
199	PA	MONROEVILLE	151462247	500 MONROEVILLE MALL
201	NC	MATTHEWS	281054617	10101 E INDEPENDENCE BLVD
204	VA	WOODBRIDGE	221924625	2700 POTOMAC MILLS CIR
209	MD	ABINGDON	210092020	3411 MERCHANT BLVD
211	SD	SIOUX FALLS	571066501	3200 W EMPIRE MALL
217	CA	VICTORVILLE	923925402	14370 BEAR VALLEY RD
218	IN	INDIANAPOLIS	462501578	6020 E 82ND ST STE 700
219	AL	MOBILE	366063411	3400 BELL AIR MALL
220	WA	UNION GAP	989031634	1500 E WASHINGTON AVE
221	PA	HANOVER	173311200	1155 CARLISLE ST
224	CA	SAN BERNARDINO	924081921	300 INLAND CTR
226	TX	MCALLEN	785035478	2200 S 10TH ST
227	NY	BROOKLYN	112345208	5100 KINGS PLZ STE 2201

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
231	UT	SANDY	840704176	10450 S STATE ST STE 2100
232	WA	TACOMA	984097265	4502 S STEELE STE 200
237	IL	ORLAND PARK	604626596	3 ORLAND SQ DR
241	NJ	CHERRY HILL	080022144	2000 RT 38 STE 1000
246	CA	CARSON	907463796	20700 AVALON BLVD
249	IL	JACKSONVILLE	626503145	901 W MORTON
250	CA	LAKEWOOD	907122482	67 LAKEWOOD CTR MALL
251	AZ	GLENDALE	853088612	7750 W ARROWHEAD TOWNE CENTER
253	IN	MUNCIE	473031295	3501 GRANVILLE AVE
258	MO	FARMINGTON	636401951	734 MARKET ST
259	TX	TEMPLE	765021953	3111 S 31ST ST STE 3301
260	CA	REDDING	960034080	950 DANA DR
268	WV	BRIDGEPORT	263309775	2500 MEADOWBROOK MALL
270	NY	CORTLAND	130453580	854 STATE RTE 13
273	MD	GAITHERSBURG	208772696	701 RUSSELL AVE
283	SC	SUMTER	291502567	1057 BROAD ST
287	FL	SEBRING	338702131	901 US 27 N STE 150
288	OR	PORTLAND	972234429	9500 SW WASHINGTON SQ RD
304	TX	LONGVIEW	756054488	3550 MCCANN RD
309	IN	VINCENNES	475913630	640 NIBLACK BLVD
318	MN	ROCHESTER	559022169	101 APACHE MALL
321	FL	ALTAMONTE SPRINGS	327014634	451 E ALTAMONTE DR STE 1301
322	TN	COOKEVILLE	385014034	400 DUBOIS RD
334	CA	FAIRFIELD	945334699	1330 TRAVIS BLVD
345	CA	HEMET	925453666	2200 W FLORIDA AVE
351	AR	RUSSELLVILLE	728022003	3057 E MAIN
355	IN	GREENWOOD	461424526	1251 US 31 N
367	RI	WARWICK	028861683	400 BALD HILL RD
373	MD	LA VALE	215027798	1262 VOCKE RD STE 300
384	IA	AMES	500104655	2901 N GRAND AVE
389	CA	PLEASANTON	945883276	1500 STONERIDGE MALL RD
395	PA	HERMITAGE	161480056	3405 E STATE ST
400	MI	BIG RAPIDS	493071807	125 S MICHIGAN AVE
403	LA	HOUMA	703641495	5953 W PARK AVE STE 3000
419	TN	JACKSON	383054986	2021 N HIGHLAND AVE STE 15
424	FL	PENSACOLA	325046397	7171 N DAVIS HWY AND RT 10
426	CT	TORRINGTON	067906301	251 HIGH ST
439	NY	VICTOR	145641002	600 EASTVIEW MALL
450	NM	GALLUP	873015394	1300 W MALONEY AVE STE A
456	NE	GRAND ISLAND	688032399	3404 W 13TH ST
465	CA	SANTA CLARITA	913553913	24140 MAGIC MOUNTAIN PKY
466	IL	ALTON	620025998	150 HOMER ADAMS PKWY
479	FL	GAINESVILLE	326054398	6481 NEWBERRY RD
481	ID	POCATELLO	832022494	4201 YELLOWSTONE AVE
485	TX	ABILENE	796062798	4310 BUFFALO GAP RD
487	IN	TERRE HAUTE	478025588	3401 S US 41
494	CA	MERCED	953482496	600 MERCED MALL
496	MN	ROSEVILLE	551133096	1700 W COUNTY RD B-2

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
497	NJ	ROCKAWAY	078662147	305 MOUNT HOPE AVE
514	ME	PRESQUE ISLE	047692276	830 MAIN ST
528	MI	ALMA	488011099	1680 WRIGHT AVE
529	MD	HAGERSTOWN	217406999	17301 VALLEY MALL RD STE 400
530	VT	SOUTH BURLINGTON	054036280	155 DORSET ST
539	NY	OSWEGO	131262964	140 STATE ROUTE 104 STE A
549	LA	METAIRIE	700024879	3301 VETERANS MEMORIAL BLVD
557	CA	WHITTIER	906032383	15740 WHITTWOOD LANE
559	CO	GRAND JUNCTION	815051115	2424 US 6TH AND 50TH
562	NY	BAY SHORE	117066081	1701 SUNRISE HWY
566	CA	CARLSBAD	920081202	2555 EL CAMINO REAL
578	MA	HOLYOKE	010402736	50 HOLYOKE ST
579	TX	ODESSA	797627287	4101 E 42ND ST
581	TN	COLUMBIA	384014388	800 S JAMES CAMPBELL BLVD
582	OH	TOLEDO	436233699	5001 MONROE ST
601	WA	PUYALLUP	983733779	3700 S MERIDIAN ST
608	AR	HARRISON	726012189	814 US HWY 62-65 N STE 27
611	TX	LUBBOCK	794144310	6002 SLIDE RD-BLDG A
620	FL	DAYTONA BEACH	321141398	1700 W INTL SPEEDWAY BLVD
631	TX	SAN ANTONIO	782389893	6301 NW LOOP 410
634	CA	NATIONAL CITY	919508097	3040 PLAZA BONITA RD
643	MI	SAGINAW	486042797	4600 BAY RD
644	CO	PUEBLO	810081092	3301 DILLON DR
647	OH	ASHTABULA	440044376	3315 N RIDGE RD E STE 100
652	IL	PEORIA	616131082	2200 W WAR MEMORIAL DR STE 997
654	LA	ALEXANDRIA	713013697	3541 MASONIC DR
656	MT	GREAT FALLS	594054493	1200 10TH AVE S
658	TX	LAREDO	780413000	5300 SAN DARIO
663	AR	NORTH LITTLE ROCK	721168098	3929 MCCAIN BLVD STE 500
671	NM	ALAMOGORDO	883106151	3199 N WHITE SANDS
681	TN	KINGSPORT	376643659	2101 FT HENRY DR
687	GA	ATHENS	306063193	3700 ATLANTA HWY
688	MS	BILOXI	395314603	2600 BEACH BLVD
689	FL	LAKE CITY	320554727	2427 US HWY 90 W STE 10
691	CA	CONCORD	945205818	484 SUN VALLEY MALL
695	SC	GREENVILLE	296072794	700 HAYWOOD RD
696	WA	TUKWILA	981882840	1249 SOUTHCENTER MALL
699	CA	GLENDALE	912101301	1169 GLENDALE GALLERIA
700	NJ	TRENTON	086481904	500 QUAKER BRIDGE MALL
702	TX	EL PASO	799255668	8401 GATEWAY BLVD W
703	MI	PETOSKEY	497702624	408 E MITCHELL ST
704	IL	MOLINE	612656314	4651 27TH ST
708	MI	BENTON HARBOR	490222398	1800 PIPESTONE RD
709	FL	ORLANDO	328035107	3115 E COLONIAL DR
712	TX	WICHITA FALLS	763082816	3111 MIDWESTERN PKWY
718	FL	SANFORD	327717410	310 TOWNE CTR CIR
731	NE	OMAHA	681445633	3202 OAKVIEW DR
733	CO	DURANGO	813016819	800 S CAMINO DEL RIO

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
738	MN	DETROIT LAKES	565013474	925 WASHINGTON AVE
739	SC	N CHARLESTON	294064062	2150 NORTHWOODS BLVD UNIT E100
744	OR	EUGENE	974012151	300 VALLEY RIVER CTR
766	FL	BRANDON	335114723	331 BRANDON TOWN CENTER MALL
767	OH	SANDUSKY	448705891	4316 MILAN RD
768	NY	HORSEHEADS	148451497	3300 CHAMBERS RD STE 5090
769	NV	ELKO	898012699	2190 IDAHO ST
778	VA	RICHMOND	232295540	1408 N PARHAM RD
779	KY	FLORENCE	410421432	6000 FLORENCE MALL
780	IN	KOKOMO	469022494	1718 E BLVD
781	OK	TULSA	741356062	4101 S YALE AVE
786	MD	GLEN BURNIE	210610363	7900 GOVERNOR RITCHIE HWY
794	NC	WILMINGTON	284030811	3500 OLEANDER DR
808	SC	ANDERSON	296212773	3187 N MAIN ST
814	WA	OLYMPIA	985025094	625 BLACK LAKE BLVD
816	DE	NEWARK	197023295	606 CHRISTIANA MALL
819	MI	ANN ARBOR	481081699	500 BRIARWOOD CIR
830	MS	LAUREL	394403961	910 SAWMILL RD
834	GA	ALPHARETTA	300224859	2000 N POINT CIR
838	MS	GREENWOOD	389302899	810 W PARK AVE
852	VA	VIRGINIA BEACH	234527304	701 LYNN HAVEN PKWY
863	CO	COLORADO SPRINGS	809095398	680 CITADEL DR E
870	TX	HOUSTON	770961699	730 MEYERLAND PLAZA MALL
881	KS	WICHITA	672071771	7700 E KELLOGG DR
882	IN	LAFAYETTE	479055124	2415 SAGAMORE PKWY S 52
890	MA	STURBRIDGE	015661297	194 MAIN ST
891	WI	MADISON	537043793	135 E TOWNE MALL
895	GA	GAINESVILLE	305013548	150 PEARL NIX PKWY
899	ME	BANGOR	044013606	639 STILLWATER AVE
902	NJ	TOMS RIVER	087537607	1201 HOOPER AVE STE B
907	FL	SARASOTA	342382994	8201 S TAMIAMI TRAIL
910	MI	BAY CITY	487062264	4129 E WILDER RD
911	NE	OMAHA	681142348	800 N 98TH ST
920	MO	CAPE GIRARDEAU	637036397	200 W PARK MALL
921	MI	MT PLEASANT	488584494	2231 S MISSION RD
933	CT	FARMINGTON	060322605	300 WESTFARMS MALL
951	DE	DOVER	199018726	1365 N DUPONT HWY STE 5000
952	NY	GARDEN CITY	115303471	630 OLD COUNTRY RD UNIT A2
955	CA	HUNTINGTON PARK	902554104	6420 S PACIFIC BLVD
965	AR	EL DORADO	717303398	1845 N WEST AVE
972	IL	NILES	607141281	220 GOLF MILL CTR
982	MD	BALTIMORE	212242196	7777 EASTPOINT MALL
993	TX	SAN ANTONIO	782241497	2418 SW MILITARY DR
995	WV	BLUEFIELD	247019098	261 MERCER MALL RD
996	TX	TYLER	757031398	4401 S BROADWAY
1020	CA	HANFORD	932305926	1671 W LACEY BLVD
1028	CA	CALEXICO	922312755	315 E SECOND ST
1037	CA	MODESTO	953560505	3401 DALE RD

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
1046	TX	DENTON	762058196	2201 S INTERSTATE 35 E STE D
1048	TX	KERRVILLE	780285998	200 SIDNEY BAKER ST S (HWY 16)
1049	IL	AURORA	605044194	4 FOX VALLEY CTR
1052	AZ	NOGALES	856211041	220 W MARIPOSA RD
1056	IN	ELKHART	465173192	3701 S MAIN ST (US 33)
1068	KS	PITTSBURG	667626563	202 E CENTENNIAL DR
1071	OH	AKRON	443101814	2000 BRITTAIN RD STE 600
1081	TN	FRANKLIN	370672623	1780 GALLERIA BLVD
1091	MN	BEMIDJI	566014196	1401 PAUL BUNYAN DR NW STE 2
1101	TX	WESLACO	785964539	715 E EXPRESSWAY 83
1106	CO	BRIGHTON	806017066	1950 PRAIRIE CENTER PKWY
1116	OK	MCALESTER	745015100	1744 E CARL ALBERT PKWY
1122	OK	OKLAHOMA CITY	731348099	2501 W MEMORIAL RD
1128	TX	LEAGUE CITY	775736743	2520 GULF FWY S
1130	AZ	TUCSON	857165484	3501 E BROADWAY
1134	PA	SCRANTON	185081398	80 VIEWMONT MALL
1135	VA	LYNCHBURG	245022264	3409 CANDLERS MOUNTAIN RD
1140	VA	RICHMOND	232312421	4541 S LABURNUM AVE
1142	CA	LOS BANOS	936353995	951 W PACHECO BLVD
1148	FL	MARY ESTHER	325691699	300 MARY ESTHER BLVD
1150	NJ	EATONTOWN	077242023	180 STATE ROUTE 35
1153	KS	DODGE CITY	678016278	2601 CENTRAL AVE
1156	CA	STOCKTON	952075787	4915 CLAREMONT AVE
1161	PA	GREENSBURG	156016405	5256 ROUTE 30
1163	KY	FRANKFORT	406014358	1375 US 127 S
1164	ND	GRAND FORKS	582016030	2800 S COLUMBIA RD
1165	ID	LEWISTON	835014068	1826 19TH AVE
1166	MI	DEARBORN	481263999	18900 MICHIGAN AVE (US 12)
1168	CO	AURORA	800122592	14200 E ALAMEDA AVE
1170	AL	OXFORD	362031848	700 QUINTARD DR STE 100
1180	NJ	WAYNE	074706993	260 WAYNE TOWNE CTR
1188	MO	SPRINGFIELD	658043781	2825 S GLENSTONE AVE STE 200
1190	IL	LOMBARD	601485592	175 YORKTOWN S/C
1195	WI	BROOKFIELD	530056021	95 N MOORLAND RD
1206	CA	CITRUS HTS	956106973	6100 SUNRISE BLVD
1210	WI	LA CROSSE	546011899	3700 STATE RD 16
1212	PA	WEST MIFFLIN	151230014	3075 CLAIRTON RD STE 100
1217	WI	MADISON	537191087	23 WEST TOWNE MALL
1223	CA	LAGUNA HILLS	926533695	24200 LAGUNA HILLS MALL
1226	PA	LANCASTER	176012799	400 PARK CITY S/C
1228	IA	MARSHALLTOWN	501584593	2500 S CENTER ST
1229	CA	THOUSAND OAKS	913604294	280 HILLCREST DR W
1240	IA	CARROLL	514012729	504 N ADAMS ST
1241	CA	SALINAS	939062097	100 NORTHRIDGE MALL
1248	KY	SOMERSET	425016400	4150 S HWY 27
1250	IN	CLARKSVILLE	471292285	757 E LEWIS & CLRK PKY STE 701
1256	WA	KENNEWICK	993367658	1321 N COLUMBIA CTR BLVD # 100
1270	NV	CARSON CITY	897015528	3939 S CARSON ST

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
1274	CA	CHULA VISTA	919105307	591 BROADWAY
1288	SD	RAPID CITY	577017854	2200 N MAPLE AVE STE 2204
1296	KS	HAYS	676011991	2918 VINE ST STE 2001
1306	MI	WESTLAND	481852089	35000 W WARREN RD
1308	KY	LOUISVILLE	402073371	5000 SHELBYVILLE RD
1313	TX	LAKE JACKSON	775664016	100 HWY 332 W STE 1260
1315	GA	STATESBORO	304582759	325 NORTHSIDE DR E STE 25
1319	OH	MOUNT VERNON	430501475	1530 COSHOCTON AVE
1320	NC	WINSTON SALEM	271033032	3320 SILAS CREEK PKWY STE 460
1321	FL	MERRITT ISLAND	329523575	777 E MERRITT ISL CSWY STE 210
1322	KY	DANVILLE	404222460	1560 HOUSTONVILLE RD STE 301
1323	OH	NORTH OLMSTED	440703383	5100 GREAT NORTHERN MALL
1324	IN	BEDFORD	474216107	1118 JAMES AVE
1327	NC	GREENSBORO	274074790	100 FOUR SEASONS TOWN CTR
1330	TX	CORPUS CHRISTI	784114123	5488 S PADRE ISLAND DR STE4000
1337	CA	DOWNEY	902413994	100 STONEWOOD ST
1339	MO	JOPLIN	648011697	101 RANGE LINE STE 250A
1348	TX	PARIS	754605026	3560 LAMAR AVE HWY 82
1351	FL	OCALA	344744499	3100 SW COLLEGE RD
1352	MI	TROY	480834260	700 W 14 MILE RD
1360	FL	MIAMI	331567874	7201 N KENDALL DR
1362	MN	DULUTH	558115697	1600 A MILLER TRUNK HWY STE 4
1368	IL	NORTH RIVERSIDE	605461474	7507 W CERMAK RD
1373	MO	SAINT LOUIS	631291094	100 S COUNTY CENTER WAY
1377	NC	GOLDSBORO	275343483	607 N BERKELEY BLVD
1388	CA	UKIAH	954824588	205 N ORCHARD AVE
1389	KS	OVERLAND PARK	662141882	11801 W 95TH ST
1392	NH	WEST LEBANON	037842000	250 PLAINFIELD RD UNIT 202
1393	KY	PIKEVILLE	415013250	4257 N MAYO TRAIL
1398	MI	TAYLOR	481805287	23000 EUREKA RD STE A3
1399	NE	NORFOLK	687017305	1700 MARKET LANE
1405	MN	MINNETONKA	553051929	12421 WAYZATA BLVD
1413	UT	SALT LAKE CITY	841193746	3601 S 2700 W
1417	CA	ARCADIA	910071900	400 S BALDWIN AVE
1419	TX	FORT WORTH	761161703	1900 GREEN OAKS RD
1432	MI	STERLING HEIGHTS	483131368	14300 LAKESIDE CIR
1433	IN	MERRILLVILLE	464106497	1890 SOUTHLAKE MALL
1443	IL	FAIRVIEW HEIGHTS	622082134	245 SAINT CLAIR SQ
1445	NY	NEW HARTFORD	134131597	1 SANGERTOWN SQ STE 55
1451	IL	JOLIET	604318821	3340 MALL LOOP DR SPACE 2
1455	VA	WINCHESTER	226015136	1850 APPLE BLOSSOM DR
1462	VA	SPRINGFIELD	221501702	6699 SPRINGFIELD MALL
1467	MD	FREDERICK	217038331	5500 BUCKEYSTOWN PIKE
1475	FL	CLEARWATER	337613499	27001 US HWY 19 N
1480	AZ	PHOENIX	850327790	4510 E CACTUS RD
1481	FL	TAMPA	336091899	201 WESTSHORE PLAZA
1489	PA	DU BOIS	158013314	5522 SHAFFER RD STE 09
1493	RI	WESTERLY	028913197	100 FRANKLIN ST UNIT F

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
1503	VA	HARRISONBURG	228013496	1925 E MARKET ST
1505	CA	WEST COVINA	917902885	1203 PLAZA DR
1509	CA	SANTA ROSA	954013570	800 CODDINGTOWN CTR
1510	NY	AMHERST	142261185	1303 NIAGARA FALLS BLVD
1512	CA	DELANO	932151736	1228 MAIN ST
1514	FL	BRADENTON	342057990	303 301 BLVD W STE 701
1529	NJ	E BRUNSWICK	088164995	755 STATE RT 18 STE 600
1531	PA	LANGHORNE	190471824	2300 E LINCOLN HWY
1535	PA	BUTLER	160011583	101 CLEARVIEW CIRCLE
1542	IL	CHICAGO	606521051	7601 S CICERO AVE
1559	IA	CEDAR RAPIDS	524043295	2400 EDGEWOOD RD SW
1572	CA	CULVER CITY	902306504	6000 S HANNUM AVE
1580	MI	GRAND RAPIDS	495121675	3225 28TH ST SE
1589	OH	ZANESVILLE	437011010	3575 MAPLE AVE
1590	KS	WICHITA	672092546	4600 W KELLOGG RD
1591	NY	CLIFTON PARK	120653810	22 CLIFTON COUNTRY RD STE 2
1603	NC	RALEIGH	276095790	4217 SIX FORKS RD STE 100
1612	IA	WEST DES MOINES	502661189	1551 VALLEY WEST DR
1614	CA	MONTCLAIR	917631598	5100 MONTCLAIR PLAZA LANE
1618	NY	ROCHESTER	146235822	25 MIRACLE MILE DR
1623	MI	NOVI	483773410	27150 NOVI RD
1650	AL	FLORENCE	356301579	301 COX CREEK PKWY (RT 133)
1674	WV	BARBOURSVILLE	255041830	800 MALL RD
1693	NM	HOBBS	882404314	1401 N TURNER ST
1698	KY	OWENSBORO	423017424	5000 FREDERICA ST
1704	KY	LOUISVILLE	402193398	4803 OUTER LOOP RD
1717	IL	MT VERNON	628642295	115 TIMES SQ MALL
1722	PA	ERIE	165650840	840 MILL CREEK MALL
1738	NY	VALLEY STREAM	115811552	1051 GREEN ACRES MALL
1749	TX	TEXARKANA	755032495	2400 RICHMOND RD STE 61
1751	SC	SPARTANBURG	293011381	205 W BLACKSTOCK RD STE 8
1761	NJ	PARAMUS	076522410	502 GARDEN STATE PLAZA
1775	ND	BISMARCK	585045752	850 KIRKWOOD MALL
1779	PA	STROUDSBURG	183601198	300 STROUD MALL
1783	IN	SEYMOUR	472743540	1224 E TIPTON ST
1786	AL	TUSCALOOSA	354045824	1701 MACFARLAND BLVD E
1787	OH	AKRON	443124067	1500 CANTON RD
1794	NV	LAS VEGAS	891073196	4400 MEADOWS LANE
1811	CA	TORRANCE	905037000	21840 S HAWTHORNE BLVD
1816	OH	MENTOR	440605596	7850 MENTOR AVE STE 930
1823	WA	VANCOUVER	986626499	8900 NE VANCOUVER MALL DR
1831	AK	ANCHORAGE	995012369	406 W 5TH AVE
1832	DE	WILMINGTON	198086130	3236 KIRKWOOD HWY
1842	CA	VISALIA	932776289	2115 S MOONEY BLVD
1844	CA	HAYWARD	945452158	340 SOUTHLAND MALL
1845	OR	SALEM	973013589	305 LIBERTY ST NE
1847	NC	ROCKINGHAM	283794445	1305 E BROAD AVE STE 13
1853	OH	CANTON	447085247	4300 TUSCARAWAS ST W

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
1858	OH	CHILLICOTHE	456011763	1075 N BRIDGE ST
1859	OH	LIMA	458051223	2400 ELIDA RD
1860	IN	RICHMOND	473743725	4199 NATIONAL RD E
1862	FL	FORT MYERS	339019058	4125 CLEVELAND AVE STE 903
1868	MO	HANNIBAL	634012239	420 HUCK FINN S/C
1869	MD	BALTIMORE	212364901	8200 PERRY HALL BLVD
1870	MO	SAINT JOSEPH	645063089	3702 FREDERICK AVE STE 7
1871	CA	SANTA MARIA	934546911	1321 S BROADWAY
1874	MN	SAINT CLOUD	563016600	4101 W DIVISION ST
1886	WA	WENATCHEE	988011594	1300 N MILLER ST
1891	MN	ALEXANDRIA	563083497	3015 HWY 29 S
1899	OH	CINCINNATI	452451297	4621 EASTGATE BLVD
1900	NC	GREENVILLE	278585149	714 GREENVILLE BLVD SE STE 200
1902	OH	ELYRIA	440352485	4500 MIDWAY MALL
1908	NC	LUMBERTON	283582981	2910 N ELM ST
1911	VA	STAUNTON	244015502	90 LEE JACKSON HWY STE 1268
1919	NC	NEW BERN	285625276	3100 M L KING JR BLVD
1923	CA	SAN JOSE	951221347	2230 EASTRIDGE LOOP
1924	OH	NILES	444464810	5555 YOUNGSTOWN-WARREN RD
1927	WV	VIENNA	26105	200 GRAND CENTRAL MALL
1928	KY	HOPKINSVILLE	422404998	4000 FT CAMPBELL BLVD
1932	CA	FRESNO	937107770	555 E SHAW AVE
1934	UT	LOGAN	843412299	1350 N MAIN ST
1935	MT	BOZEMAN	597183985	2825 W MAIN ST STE C
1936	OH	YOUNGSTOWN	445125613	7401 MARKET ST
1939	FL	SAINT PETERSBURG	337103937	7000 TYRONE SQ
1940	WI	GREENDALE	531291126	5350 S 76TH ST
1942	MO	DES PERES	631313701	90 W COUNTY CTR
1943	TX	HURST	760536211	1105 MELBOURNE DR
1944	IL	MATTOON	619384692	700 BROADWAY AVE E STE 1
1945	KY	BOWLING GREEN	421044497	2625 SCOTTSVILLE RD STE 40
1948	IL	SCHAUMBURG	601735068	3 WOODFIELD MALL
1950	CA	SAN DIEGO	921081299	6987 FRIARS RD
1951	MD	FORESTVILLE	207473289	3401 DONNELL DR
1953	FL	HIALEAH	330122966	1655 W 49TH ST STE 1200
1956	FL	PLANTATION	333880900	8000 W BROWARD BLVD STE 900
1958	TX	BEAUMONT	777066784	6455 EASTEX FRWY
1959	CA	SAN BRUNO	940661389	1122 EL CAMINO REAL
1960	CA	RIVERSIDE	925034198	3605 GALLERIA AT TYLER
1961	AR	FORT SMITH	729032065	5111 ROGERS AVE
1962	GA	ATLANTA	303452702	4840 BRIARCLIFF RD NE
1963	IA	DAVENPORT	528065972	320 W KIMBERLY RD STE 409
1965	TN	GOODLETTSVILLE	370722498	1000 RIVERGATE PKWY STE 3
1968	PA	WILKES BARRE	187026895	34 WYOMING VALLEY MALL
1971	NY	WILLIAMSVILLE	142216080	4545 TRANSIT RD
1972	IN	FORT WAYNE	468051176	4201 COLDWATER RD
1976	ND	MINOT	587016997	2400 10TH ST SW
1977	FL	TALLAHASSEE	323013087	1500 APALACHEE PKWY

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
1979	MI	FLINT	485073041	3535 S LINDEN RD
1980	IN	MISHAWAKA	465451092	6501 N GRAPE RD
1981	MT	MISSOULA	598017786	2901 BROOKS ST
1982	MI	PORTAGE	490243593	6580 S WESTNEDGE AVE
1983	NJ	WOODBRIDGE	070951394	428 WOODBRIDGE CTR DR
1985	ME	AUBURN	042106399	550 CENTER ST
1989	TX	SAN ANGELO	769045693	6000 SUNSET MALL
1991	VT	BENNINGTON	052011940	99 BENNINGTON SQ
1992	SC	GREENWOOD	296491410	320 BYPASS 72 NW STE A
1993	TN	JOHNSON CITY	376013130	2011 N ROAN ST
1994	ND	FARGO	581033399	3902 13TH AVE SW STE 200
1997	NY	BATAVIA	140202146	40 BATAVIA CITY CTR
1998	AZ	FLAGSTAFF	860042499	4600 N US HWY 89
2006	MO	JEFFERSON CITY	651095754	3600 COUNTRY CLUB DR STOP 4
2008	NY	ROME	134406500	205 ERIE BLVD W
2010	OH	PARMA	441295675	7900 DAY DR
2011	WA	LYNNWOOD	980374783	18601 33RD AVE W
2015	AL	ENTERPRISE	363302797	626 BOLL WEEVIL CIR
2018	OK	LAWTON	735014600	200 SW C AVE
2020	TX	PALESTINE	758015916	1930 S LOOP 256
2021	TX	WACO	767106394	6001 W WACO DR
2022	MA	HADLEY	010359523	367 RUSSELL ST STE A
2024	VA	CHARLOTTESVILLE	229011489	1639 E RIO RD
2025	IN	EVANSVILLE	477152495	800 N GREEN RIVER RD
2034	WV	MOUNT HOPE	258809669	105 CROSSROADS MALL
2036	TX	MIDLAND	797053208	4511 N MIDKIFF RD
2039	TN	MCMINNVILLE	371101388	1410 SPARTA ST
2040	TX	AUSTIN	787468197	2901 S CAPITOL OF TEXAS HWY
2042	VA	FREDERICKSBURG	224071123	400 SPOTSYLVANIA MALL
2044	PA	INDIANA	157013395	2334 OAKLAND AVE
2047	FL	SAINT AUGUSTINE	320866099	2121 US HWY 1 S STE A
2048	IA	SPENCER	513015500	901 11TH AVE SW STE 34
2051	NY	ALBANY	122035376	120 WASHINGTON AVE EXT STE 40
2052	PA	CLARION	162144065	22631 RT 68 STE 10
2055	TX	PLANO	750758809	821 N CENTRAL EXPWY
2058	WY	CHEYENNE	820094801	1400 DELL RANGE BLVD
2060	GA	SAVANNAH	314063501	7804 ABERCORN ST
2063	NY	ONEONTA	138203702	5006 STATE HIGHWAY 23
2064	AR	HOT SPRINGS NAT PK	719137412	4501 CENTRAL AVE STE 103
2065	MI	LANSING	489171915	5304 W SAGINAW ST
2066	MI	OKEMOS	488641770	1982 W GRAND RIVER AVE STE 135
2067	MI	JACKSON	492024082	1860 W MICHIGAN AVE
2069	FL	ORLANDO	328097684	8001 S ORANGE BLOSSOM STE 700
2071	FL	AVENTURA	331802397	19525 BISCAYNE BLVD
2074	FL	ORANGE PARK	320732329	1910 WELLS RD
2076	MI	ALPENA	497074598	2338 US 23 S
2079	VA	DANVILLE	245404028	325 PIEDMONT DR
2080	NM	FARMINGTON	874028667	4601 E MAIN ST

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2083	WV	CHARLESTON	253011595	401 LEE ST E
2085	OR	MEDFORD	975014625	1500 N RIVERSIDE AVE
2086	KY	PADUCAH	420019023	5101 HINKLEVILLE RD STE 800
2089	KY	MIDDLESBORO	409651856	905 N 12TH ST STE 10
2091	ME	SOUTH PORTLAND	041063277	700 MAINE MALL RD
2092	FL	MELBOURNE	329043997	1700 W NEW HAVEN AVE
2093	NM	LAS CRUCES	880118630	700 TELSHOR BLVD STE 2000
2096	CA	PALM DESERT	922603315	72900 HWY 111
2098	TN	MARYVILLE	378012314	101 FOOTHILLS MALL
2099	ID	IDAHO FALLS	834046540	2320 E 17TH ST
2102	MD	ANNAPOLIS	214017624	1695 ANNAPOLIS MALL
2103	TX	EAGLE PASS	788525095	455 S BIBB ST
2104	TX	HOUSTON	770705735	7925 FM 1960 RD STE 7000
2105	TX	GREENVILLE	754027390	6834 WESLEY ST STE C
2108	TX	BAYTOWN	775218502	2000 SAN JACINTO MALL
2110	TX	KILLEEN	765435396	2100 S W S YOUNG DR STE 2000
2115	FL	PANAMA CITY	324055388	2000 MARTIN LUTHER KING JR BLV
2119	AL	ANDALUSIA	364202531	922 RIVER FALLS ST
2121	OK	ENID	737034806	4125 W OWEN K GARRIOTT RD
2122	OH	ALLIANCE	446015697	2500 W STATE ST STE 118
2123	LA	BOSSIER CITY	711113265	2950 E TEXAS ST
2130	SC	MYRTLE BEACH	295724027	10177 N KINGS HWY
2132	FL	NAPLES	341024895	2076 9TH ST N
2135	NM	ROSWELL	882019733	4501 N MAIN ST STE 9
2137	TX	PORT ARTHUR	776427724	3100 HWY 365
2138	CT	WATERFORD	063854294	850 HARTFORD PIKE UNIT C
2139	FL	CORAL SPRINGS	330716900	9303 W ATLANTIC BLVD
2140	TX	HARLINGEN	785525999	2006 S EXPY 83
2144	IA	DUBUQUE	520025258	555 JOHN F KENNEDY RD
2147	MN	WILLMAR	562014223	1605 SOUTH FIRST STREET
2152	SC	ORANGEBURG	291153235	2390 CHESTNUT ST
2153	NC	SANFORD	273303459	1041 SPRING LANE
2159	FL	BOYNTON BEACH	334263399	801 N CONGRESS AVE
2160	CO	WESTMINSTER	800313002	5453 W 88TH AVE
2163	IL	CALUMET CITY	604095519	200 RIVER OAKS CENTER DR
2165	MA	NORTH DARTMOUTH	027474204	120 N DARTMOUTH MALL
2166	CA	YREKA	960979531	1810 FORT JONES RD
2168	MS	RIDGELAND	391571999	1200 E COUNTY LINE RD
2169	TX	AMARILLO	791210600	7701 W I-40 STE 600
2171	CA	ESCONDIDO	920258094	290 E VIA RANCHO PKWY
2172	CA	MONTEBELLO	906402197	1600 TOWN CENTER DR
2173	GA	BRUNSWICK	315251859	ONE MALL BLVD
2175	LA	MONROE	712037000	4761 PECANLAND MALL DR
2176	KS	MANHATTAN	665026000	101 MANHATTAN TOWN CTR
2177	VA	ROANOKE	240122017	4832 VALLEY VIEW BLVD NW
2178	TX	VICTORIA	779042698	8106 N NAVARRO ST
2184	TX	COLLEGE STATION	778403766	1500 HARVEY RD
2185	WI	APPLETON	549138636	4301 W WISCONSIN AVE

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2188	ME	WATERVILLE	049014980	60 ELM PLAZA
2190	PA	BURNHAM	170091812	224 N LOGAN BLVD
2196	MI	OWOSSO	488672901	201 S WASHINGTON ST
2197	KS	GARDEN CITY	678466959	2302 E KANSAS AVE
2198	MO	KIRKSVILLE	635014629	2206 S BALTIMORE ST
2203	GA	VALDOSTA	316013698	1700 NORMAN DR
2204	KY	ELIZABETHTOWN	427019449	1704 N DIXIE HWY
2207	NM	CLOVIS	881014483	2813 N PRINCE ST
2209	CA	BAKERSFIELD	933044400	2501 MING AVE
2210	KS	EMPORIA	668016222	1678 INDUSTRIAL RD
2211	OK	BARTLESVILLE	740067210	2350 SE WASHINGTON BLVD
2213	AR	SEARCY	721436099	301 N POPLAR
2218	AL	HOOVER	352442310	2300 RIVERCHASE GALLERIA
2220	TN	DYERSBURG	380241640	2700 LAKE RD
2224	TX	HUNTSVILLE	773403514	2 FINANCIAL PLAZA
2225	OH	DEFIANCE	435128887	1500 N CLINTON ST
2229	NM	SANTA FE	875074697	4250 CERRILLOS RD
2231	NC	JACKSONVILLE	285467316	311 JACKSONVILLE MALL
2232	CT	TRUMBULL	066114203	5065 MAIN ST
2237	OK	TULSA	741332108	6931 S MEMORIAL DR
2238	KS	LIBERAL	679015298	1513 N KANSAS AVE
2239	KS	SALINA	674017313	2259 S 9TH ST
2240	AR	CONWAY	720323542	201 SKYLINE DR STE 7
2241	MT	KALISPELL	599014023	20 N MAIN ST
2243	ID	PONDERAY	838529799	300 BONNER MALL WAY STE 60
2244	MA	NORTH ATTLEBORO	027603651	1019 S WASHINGTON ST
2246	NY	POUGHKEEPSIE	126015978	2001 SOUTH RD (RT 9)
2247	NH	NASHUA	030605745	310 DANIEL WEBSTER HWY STE 103
2250	NH	NEWINGTON	038012811	50 FOX RUN RD STE 35
2256	CT	DANBURY	068107428	7 BACKUS AVE
2257	SC	FLORENCE	295014093	2701 DAVID H MCLEOD BLVD
2258	GA	AUGUSTA	309092511	3450 WRIGHTSBORO RD
2259	NC	ROCKY MOUNT	278045717	1100 WESLEYAN BLVD
2263	PA	PITTSBURGH	152373803	1006 ROSS PARK MALL DR
2265	AR	PINE BLUFF	716017616	2901 PINES MALL DR STE A
2266	CO	GREELEY	806310001	2080 GREELEY MALL
2270	OH	HEATH	430561281	771 S 30TH ST
2274	TN	CLARKSVILLE	370405011	2801 GUTHRIE HWY STE 500
2275	ID	TWIN FALLS	833018326	1615 POLE LINE RD E
2276	CA	WOODLAND	957766398	1260 GIBSON RD
2279	OK	SHAWNEE	748041396	4901 N KICKAPOO AVE STE 4000
2281	MS	MCCOMB	396482048	1724 VETERANS BLVD
2282	OH	LANCASTER	431301468	1600 RIVER VALLEY CIR N
2284	MO	COLUMBIA	652031092	2301 W WORLEY
2286	NY	WATERTOWN	136012274	21017 SALMON RUN MALL LOOP E
2287	NJ	MAYS LANDING	083303106	4405 BLACK HORSE PIKE
2288	OK	MUSKOGEE	744016306	501 N MAIN ST STE 118
2290	VA	COLONIAL HEIGHTS	238342962	6 SOUTHPARK MALL

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2294	NC	CONCORD	280252816	1480 CONCORD PKWY N
2297	NJ	JERSEY CITY	073101601	10 MALL DR W
2298	WA	KELSO	986263100	311 THREE RIVERS DR
2303	NC	HICKORY	286025158	1970 US HWY 70 SE
2304	KS	TOPEKA	666043881	1821 SW WANAMAKER RD
2309	FL	JENSEN BEACH	349574492	3382 NW FEDERAL HWY
2311	TN	TULLAHOMA	373882307	1600 N JACKSON ST
2312	ID	BOISE	837049121	300 N MILWAUKEE ST
2313	NY	PLATTSBURGH	129012100	60 SMITHFIELD BLVD
2316	GA	ALBANY	317076801	2601 DAWSON RD
2320	CO	LITTLETON	801237201	8501 W BOWLES AVE
2324	IN	MADISON	472501670	435 E CLIFTY DR
2326	CA	GRASS VALLEY	959499695	732 FREEMAN LANE
2327	WA	BELLINGHAM	982265571	10 BELLIS FAIR PKWY
2338	TX	MESQUITE	751504132	6000 TOWN EAST MALL
2341	OR	BEND	977016763	63455 N HWY 97 STE 93
2342	VT	BERLIN	056028277	282 BERLIN MALL RD UNIT 19
2343	OH	PIQUA	453564132	987 E ASH ST
2345	NC	MOUNT AIRY	270305600	HWY 52 N & FREDERICK ST
2346	NC	ASHEVILLE	288052218	3 S TUNNEL RD
2347	FL	PORT CHARLOTTE	339481073	1441 TAMIAMI TRAIL
2349	MI	TRAVERSE CITY	496848118	3300 S AIRPORT RD W
2353	WA	SILVERDALE	983838129	10315 SILVERDALE WAY NW
2354	WA	SUNNYSIDE	989441258	2010 YAKIMA VALLEY HWY J-1
2356	MO	WEST PLAINS	657752957	1414 SOUTHERN HILLS CTR
2357	IN	PLYMOUTH	465633438	1350 PILGRIM LN
2358	IL	FREEPORT	610326760	1810 S WEST AVE
2364	NY	CHEEKTOWAGA	142255424	3 WALDEN GALLERIA DR
2367	OH	YOUNGSTOWN	445152225	6000 MAHONING AVE
2368	ID	COEUR D ALENE	838156703	200 W HANLEY AVE
2369	OK	NORMAN	730724811	3501 W MAIN ST
2370	VA	CHESAPEAKE	233212100	4200 PORTSMOUTH BLVD
2372	SC	BEAUFORT	299064233	328 ROBERT SMALLS PKWY
2374	UT	SAINT GEORGE	847908100	1750 E RED CLIFFS DR
2381	MI	GREENVILLE	488381593	300 GREENVILLE W DR STE 1
2382	MI	CADILLAC	496011131	1550 N MITCHELL ST
2385	CA	YUBA CITY	959913600	1199 COLUSA AVE
2386	WV	MORGANTOWN	265018524	9560 MALL RD
2388	CA	PALMDALE	935513945	1131 W RANCHO VISTA BLVD
2391	WA	BURLINGTON	982333254	300 CASCADE MALL DR
2392	IL	BOURBONNAIS	609149307	1600 N STATE RT 50
2396	NY	CANANDAIGUA	144242352	3225 STATE RT 364 STE 165
2398	AL	DOTHAN	363032281	900 COMMONS DR STE 900
2399	PR	MAYAGUEZ	006801261	975 AVE HOSTOS STE 320
2400	MS	TUPELO	388040997	1001 BARNES CROSSING RD STE300
2410	TX	LEWISVILLE	750678797	2401 S STEMMONS FWY STE 4000
2414	CA	EL CAJON	920202413	355 FLETCHER PKWY
2416	NH	CONCORD	033015000	270 LOUDON RD

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2417	NC	CARY	275114734	1105 WALNUT ST
2418	FL	LAKELAND	338093800	3800 US HWY 98 N STE 200
2419	AZ	MESA	852063711	6525 E SOUTHERN AVE
2423	OR	ROSEBURG	974716515	780 NW GARDEN VLY BLVD STE 160
2427	KY	HAZARD	417012603	278 BLACK GOLD BLVD
2428	MI	FORT GRATIOT	480593809	4400 24TH AVE
2430	FL	JACKSONVILLE	322560750	10308 SOUTHSIDE BLVD
2431	AZ	COTTONWOOD	863264643	1100-B HWY 260
2433	NC	PINEVILLE	281348370	11017 CAROLINA PLACE PKWY
2434	NM	ALBUQUERQUE	871103439	6600 MENAUL BLVD NE STE 600
2436	AR	BATESVILLE	725013599	475 S ST LOUIS ST
2439	PA	UNIONTOWN	154012676	1000 MALL RUN RD
2442	AZ	SHOW LOW	859017701	4481 S WHITE MOUNTAIN RD STE 5
2443	MD	WALDORF	206031160	11130 MALL CIR
2447	MS	STARKVILLE	397593570	864 HWY 12 W
2449	KY	CAMPBELLSVILLE	427188831	399 CAMPBELLSVILLE BYPASS
2452	GA	ROME	301657736	300 MOUNT BERRY SQ NE
2453	NY	BLASDELL	142192659	6 MCKINLEY MALL
2456	FL	PEMBROKE PINES	330264117	11401 PINES BLVD
2457	NY	SYRACUSE	132909501	9559 DESTINY USA DR
2458	AL	SCOTTSBORO	357682698	1601 S BROAD
2460	NY	MASSENA	136623214	6100 SAINT LAWRENCE CTR
2463	NY	STATEN ISLAND	103145902	140 MARSH AVE
2467	CA	SACRAMENTO	958154030	1695 ARDEN WAY
2470	KY	MAYSVILLE	410569193	US 68 S AND AA HWY
2477	NJ	FREEHOLD	077281600	3710 HWY 9
2478	FL	MIAMI	331722707	1603 NW 107TH AVE
2480	CA	MORENO VALLEY	925537506	22450 TOWN CIR
2482	LA	LAFAYETTE	705035307	5725 JOHNSTON ST
2484	WA	SPOKANE	992071426	4730 N DIVISION ST
2485	PA	JOHNSTOWN	159048909	560 GALLERIA DR
2486	PA	ALTOONA	166022852	5580 GOODS LN STE 2031
2488	NY	MIDDLETOWN	109413032	ONE N GALLERIA DR
2490	NY	GREECE	146262818	231 GREECE RIDGE CTR DR
2494	TN	CLEVELAND	373122982	200 PAUL HUFF PKWY NW STE 44
2495	MN	MANKATO	560014840	1850 ADAMS ST STE 2
2496	CA	NEWARK	945605214	500 NEWPARK MALL
2498	OH	DAYTON	454313778	2727 FAIRFIELD COMMONS BLVD
2503	IL	CARBONDALE	629013191	1201 E MAIN
2505	IL	SPRINGFIELD	627032122	1201 S DIRKSEN PKWY
2507	LA	LAKE CHARLES	706018453	312 W PRIEN LAKE RD
2521	MO	KANSAS CITY	641548500	9100 N SKYVIEW AVE
2522	OK	OWASSO	740555315	9056 N 121ST EAST AVE
2523	TX	NEW BRAUNFELS	781306389	215 CREEKSIDE WAY
2524	MA	WAREHAM	025715032	2421 CRANBERRY HWY STE 290
2527	KY	ASHLAND	411017362	500 WINCHESTER AVE
2529	TN	FARRAGUT	379341975	11534 PARKSIDE DR
2530	OH	AVON	440111211	1301 CENTER RD

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2534	LA	HAMMOND	704036044	501 C M FAGAN DR
2613	CA	CHICO	959286398	1932 E 20TH ST
2614	OH	BELLEFONTAINE	433111510	1710 S MAIN ST
2616	GA	CENTERVILLE	310281780	2940 WATSON BLVD
2617	TN	KNOXVILLE	379195671	7600 KINGSTON PIKE
2619	VA	GLEN ALLEN	230596523	10101 BROOK RD STE 800
2620	MO	POPLAR BLUFF	639015523	515 S WESTWOOD
2622	FL	CAPE CORAL	339906624	2301 DEL PRADO BLVD STE 700
2624	KY	LEXINGTON	405033605	3401 NICHOLASVILLE RD STE 116
2626	NV	HENDERSON	890146606	1312 W SUNSET RD
2629	MO	ROLLA	654014416	1050 S BISHOP AVE
2631	CA	YUCCA VALLEY	922842555	58000 TWENTY NINE PALMS HWY
2632	MO	SAINT PETERS	633764301	4 MID RIVERS MALL
2647	MA	PEABODY	019601647	210 ANDOVER ST
2648	CA	BREA	928215737	400 BREA MALL
2649	CA	WESTMINSTER	926834979	400 WESTMINSTER MALL
2650	UT	LAYTON	840415160	1201 N HILL FIELD RD STE 1050
2651	NE	LINCOLN	685052433	68 GATEWAY MALL
2653	WI	EAU CLAIRE	547018022	4770 GOLF RD
2654	MA	LEOMINSTER	014533335	100 COMMERCIAL RD UNIT 180
2655	AZ	DOUGLAS	856072851	90 W 5TH ST
2660	FL	MIAMI	331891219	20505 S DIXIE HWY
2661	IL	VERNON HILLS	600611520	RT 60 & HWY 21
2662	NY	QUEENSBURY	128041895	578 AVIATION RD STE 3
2663	CA	VENTURA	930033437	377 S MILLS RD
2671	OR	MCMINNVILLE	971282700	2180 NE HWY 99 W
2672	NC	HENDERSON	275362935	380 N COOPER DR
2676	MO	SIKESTON	638019350	1215 S MAIN ST
2677	CA	NORTHRIDGE	913242503	9301 TAMPA AVE
2678	OH	MANSFIELD	449061246	658 RICHLAND MALL
2679	CT	WATERBURY	067061246	525 UNION ST
2682	OK	OKLAHOMA CITY	731181608	1901 NW EXPWY STE 1200
2683	OH	STRONGSVILLE	441364420	17177 ROYALTON RD
2685	TX	ARLINGTON	760154120	3851 S COOPER ST
2687	WA	SEQUIM	983829998	651 W WASHINGTON
2689	OH	CENTERVILLE	454593735	2700 MIAMISBURG-CENTERVILLE RD
2690	MS	HATTIESBURG	394021144	1000 TURTLE CREEK DR
2693	AZ	KINGMAN	864014165	3127 STOCKTON HILL RD
2695	OH	E LIVERPOOL	439209024	16280 DRESDEN AVE SPACE M
2696	TX	CEDAR PARK	786131501	11200 LAKELINE MALL DR
2697	TX	SUGAR LAND	774792317	16529 SOUTHWEST FRWY
2698	CA	TRACY	953047319	3100 NAGLEE RD
2700	OH	DUBLIN	430161508	5083 TUTTLE CROSSING BLVD
2702	LA	GRETNA	700532572	197 WESTBANK EXPY STE 2
2703	TN	MEMPHIS	381338147	2756 N GERMANTOWN PKWY
2704	NM	ALBUQUERQUE	871144050	10000 COORS BYPASS NW
2705	FL	LAKE WALES	338594739	501 EAGLE RIDGE DR
2708	MA	MARLBOROUGH	017524725	573 DONALD LYNCH BLVD

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2709	AR	FAYETTEVILLE	727033877	4201 N SHILOH DR
2712	PA	CAMP HILL	170117002	3501 CAPITAL CITY MALL
2715	KY	CORBIN	407016191	14659 N US HWY 25 E
2716	GA	WAYCROSS	315010902	2215 MEMORIAL DR
2718	NY	BRONX	104754572	100 BAYCHESTER AVE
2719	WA	OMAK	988419693	715 OMACHE DR
2720	PA	MONACA	150612315	200 BEAVER VALLEY MALL
2721	MO	SEDALIA	653012116	3159 W BROADWAY
2722	FL	OCOEE	347616903	9409 W COLONIAL DR
2725	CA	SELMA	936629037	3350 E FLORAL AVE
2730	FL	VERO BEACH	329661088	6200 20TH ST STE 700
2732	MD	COLUMBIA	210443398	10300 LITTLE PATUXENT PKWY
2736	MD	HYATTSVILLE	207825001	3500 EAST WEST HWY STE 1000
2738	MD	WHEATON	209022540	11160 VEIRS MILL RD
2739	TX	HUMBLE	773382327	20131 HWY 59N STE 3000
2740	WA	MARYSVILLE	982705500	151 MARYSVILLE TOWNE CTR
2741	NY	LAKEWOOD	147502007	318 E FAIRMOUNT AVE
2742	CA	TURLOCK	953809530	1840 COUNTRYSIDE DR
2744	WA	SPOKANE	992161823	14730 E INDIANA AVE
2749	VA	STERLING	201662416	21030 DULLES TOWN CIR
2751	PR	SAN JUAN	009188001	PLAZA LAS AMERICAS SC
2753	LA	BATON ROUGE	708366200	6201 BLUEBONNET BLVD
2755	CA	PASO ROBLES	934464842	120 NIBLICK RD
2756	NY	LAKE GROVE	117551219	9 SMITH HAVEN MALL
2757	CO	LONE TREE	801245128	8417 S PARK MEADOWS CTR DR
2758	IA	CORALVILLE	522412801	1471 CORAL RIDGE AVE
2760	MD	CALIFORNIA	206194022	23415 THREE NOTCH RD STE 2016
2761	VA	RICHMOND	232354761	11500 MIDLOTHIAN TPKE
2762	FL	TAMPA	336253181	8102 CITRUS PARK TOWN CTR
2763	TX	THE WOODLANDS	773805001	1201 LAKE WOODLANDS DR STE 500
2770	UT	PROVO	846012996	1200 TOWNE CENTRE BLVD STE B
2773	GA	KENNESAW	301444917	400 ERNEST W BARRETT PKWY NW
2775	NJ	DEPTFORD	080965229	1750 DEPTFORD CENTER RD STE D
2776	GA	BUFORD	305194913	3333 BUFORD DR
2777	NH	KEENE	034312403	381 WEST ST
2780	PR	CAGUAS	007254302	200 AVE RAFAEL CORDERO STE 111
2782	NE	KEARNEY	688472424	5055 2ND AVE STE 28
2783	CA	TEMECULA	925915504	40640 WINCHESTER RD
2785	MI	GRANDVILLE	494183067	3774 RIVERTOWN PRKWY SW
2788	KY	MT STERLING	403531015	259 INDIAN MOUND DR
2789	FL	WELLINGTON	334143106	10308 W FOREST HILL BLVD
2795	TX	FRISCO	750349434	2607 PRESTON RD
2796	CA	ROSEVILLE	956781917	1125 GALLERIA BLVD
2797	OH	STEUBENVILLE	439523083	100 MALL DR UNIT B
2802	PA	PITTSBURGH	152054810	2000 ROBINSON TOWN CTR
2804	GA	LITHONIA	300382542	8040 MALL PKWY
2805	NC	DURHAM	277138722	6910 FAYETTEVILLE RD STE 600
2806	TX	BROWNSVILLE	785264500	2370 N EXPWY STE 2000

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2807	MI	MUSKEGON	494448766	5690 HARVEY ST
2809	VA	NEWPORT NEWS	236026931	12300 JEFFERSON AVE STE 500
2810	MT	BILLINGS	591025688	140 S 24TH ST W
2814	NY	ELMHURST	113735018	92-59 59TH AVE
2815	AZ	PRESCOTT	863030000	3200 GATEWAY BLVD
2816	CA	EL CENTRO	922439672	3351 S DOGWOOD
2820	GA	DOUGLASVILLE	301351532	6650 DOUGLAS BLVD
2821	IA	SIOUX CITY	511064709	4340 SERGEANT RD
2822	FL	POMPANO BEACH	330622459	1600 NE 23RD ST
2823	CA	RANCHO CUCAMONGA	917398810	12399 S MAINSTREET
2824	MS	SOUTHAVEN	386718102	6620 TOWNE CENTER LOOP STE E
2825	MN	COON RAPIDS	554486710	12550 RIVERDALE BLVD
2826	TX	CEDAR HILL	751042134	333 N HWY 67
2827	IN	PLAINFIELD	461682710	2611 E MAIN ST
2828	IL	CHAMPAIGN	618209345	2000 N NEIL ST
2829	MN	MAPLE GROVE	553114412	13701 GROVE DR
2830	IL	ROCKFORD	611121017	7200 E HARRISON AVE
2832	VA	CHESAPEAKE	233202875	1401 GREENBRIER PKWY STE 3000
2833	TX	SAN ANTONIO	782475317	6909 N LOOP 1604 E
2834	LA	COVINGTON	704337220	69340 HWY 21
2835	AR	JONESBORO	724016321	3000 E HIGHLAND DR STE 516
2837	AZ	YUMA	853651708	1375 S YUMA PALMS PKWY
2838	TX	BURLESON	760282659	877 NE ALSBURY BLVD
2839	MI	ROSEVILLE	480664555	31510 GRATIOT AVE
2840	AL	MONTGOMERY	361172154	1236 EASTDALE MALL
2841	TX	DEL RIO	788403120	2209 VETERANS BLVD
2842	AZ	GOODYEAR	853952631	13333 W MCDOWELL RD
2843	FL	FORT MYERS	339138963	10083 GULF CENTER DR
2844	TX	FRIENDSWOOD	775462707	100 BAYBROOK MALL
2845	OH	AKRON	443339288	3742 BROOKWALL DR STE 10
2846	AZ	PHOENIX	850446406	5050 E RAY RD
2847	PA	TARENTUM	150843835	167 PITTSBURGH MILL CIR
2848	NV	LAS VEGAS	891471429	4485 S GRAND CANYON DR
2849	CA	REDLANDS	923742062	10000 ALABAMA ST
2850	FL	WESLEY CHAPEL	335438805	28151 STATE RD 56
2862	OH	HAMILTON	450117956	3459 PRINCETON RD
2863	TX	KATY	774494562	23523 GRAND CIRCLE BLVD
2864	MN	MAPLEWOOD	551091215	3001 WHITE BEAR AVE
2865	MN	WOODBURY	551253384	8348 TAMARACK VILLAGE
2866	WI	ASHWAUBENON	543045248	800 WILLARD DR
2868	TN	MT JULIET	371228469	401 S MOUNT JULIET RD STE 630
2869	AL	TRUSSVILLE	35173	5060 PINNACLE SQ
2870	MO	INDEPENDENCE	640553869	17610 E 39TH ST S
2871	GA	FAYETTEVILLE	302147814	240 BANKS CROSSING
2872	GA	MCDONOUGH	302537303	1380 HWY 20 W
2873	SC	COLUMBIA	292297939	304 FORUM DR
2874	GA	NEWNAN	302651067	341 NEWNAN CROSSING BYP
2875	AL	SPANISH FORT	365279414	22500 TOWN CENTER AVE

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2876	CO	WESTMINSTER	800239173	14658 DELAWARE ST
2877	TX	SAN ANTONIO	782570000	17710 LA CANTERA PKWY
2878	PA	HARRISBURG	171112447	4680 HIGH POINTE BLVD
2879	AR	ROGERS	727588809	2202 BELLVIEW RD
2880	NH	NORTH CONWAY	038603369	STATE HWY 16 & RT 302
2881	TX	HOUSTON	770242599	300 MEMORIAL CITY WAY
2883	TX	PEARLAND	775845235	2500 SMITH RANCH RD
2884	TX	AUSTIN	787530000	12351 N IH-35
2885	TX	PASADENA	775053728	5120 FAIRMONT PKWY
2889	AZ	PHOENIX	850152510	1727 W BETHANY HOME RD
2901	IN	INDIANAPOLIS	462681123	8752 MICHIGAN RD
2902	AZ	TEMPE	852812237	1900 E RIO SALADO PKWY STE 140
2903	NC	BURLINGTON	272158237	3141 WATERMILL DR
2904	TX	AUSTIN	787481752	9500 S IH-35 STE H
2905	TX	FORT WORTH	761778590	3001 TEXAS SAGE TRL
2906	TN	MURFREESBORO	371293351	1720 OLD FORT PKWY
2907	CO	AURORA	800165326	6302 S CENTRAL ST
2908	SC	COLUMBIA	292122234	100 COLUMBIANA CIR #102
2909	MO	DARDENNE PRAIRIE	633687382	7939 HWY N
2910	NE	PAPILLION	680462135	7751 TOWNE CENTER PKWY
2911	UT	SOUTH JORDAN	840955606	11552 S DISTRICT DR
2912	KS	KANSAS CITY	661118100	10904 STADIUM PKWY
2913	AZ	TUCSON	857063962	5265 S CALLE SANTA CRUZ
2914	AR	LITTLE ROCK	722056916	2600 S SHACKLEFORD RD
2915	CO	FORT COLLINS	805255901	135 BOCKMAN DR
2916	NY	OLEAN	147602631	400 N UNION ST
2918	AL	ALABASTER	350074688	340 S COLONIAL DR
2919	CA	SANTA ANA	927056605	2890 N MAIN ST
2920	MI	BRIGHTON	481162084	9480 VILLAGE PLACE BLVD
2921	TX	FLOWER MOUND	750285619	5751 LONG PRAIRIE RD
2922	IN	NOBLESVILLE	460605598	13900 HOARD DR
2925	MN	EDEN PRAIRIE	553445315	8201 FLYING CLOUD DR
2926	LA	SHREVEPORT	711055535	7451 YOUREE DR
2927	IN	VALPARAISO	463830000	410 PORTERS VALE BLVD
2928	IL	MONTGOMERY	605385401	1100 OGDEN AVE
2930	IL	NORTH AURORA	605426501	1600 ORCHARD GATEWAY BLVD
2931	OH	MAUMEE	435377527	3100 MAIN ST STE 1000
2932	CO	MONTROSE	814014834	3400 RIO GRANDE AVE
2933	ID	NAMPA	836878598	1200 N HAPPY VALLEY RD
2934	TX	ROUND ROCK	786652431	151 UNIVERSITY OAKS
2935	VA	HAMPTON	236663219	2071 COLISEUM DR
2936	AZ	CASA GRANDE	851945402	1041 N PROMENADE PKWY
2937	CA	CHINO	917105746	14659 RAMONA AVE
2939	TX	SAN ANTONIO	782165353	7400 SAN PEDRO AVE
2940	AZ	LAKE HAVASU CITY	864049646	5651 HWY 95 N
2941	OK	MOORE	731605504	2400 S SERVICE RD
2942	OK	MIDWEST CITY	731106092	7271 SE 29TH ST
2943	OH	COLERAIN TOWNSHIP	452511459	3675 STONE CREEK BLVD

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2944	TX	CYPRESS	774291028	25646 HWY 290
2945	FL	KISSIMMEE	347410731	2001 W OSCEOLA PKWY
2946	TX	ROCKWALL	750874826	1015 E I 30
2948	NY	SARATOGA SPRINGS	128662960	3065 RT 50
2949	TX	WAXAHACHIE	751655120	1441 N HWY 77
2950	IL	ALGONQUIN	601025932	800 S RANDALL RD
2951	IL	JOHNSBURG	600515409	2940 COMMERCE DR
2952	IL	MATTESON	604433044	4451 PROMENADE WAY
2953	MO	KANSAS CITY	641581115	8100 N FLINTLOCK RD
2954	WI	MENOMONEE FALLS	530517103	N96W18515 COUNTY LINE RD
2955	CA	ANTIOCH	945318695	4951 SLATTEN RANCH RD
2956	AL	PRATTVILLE	360666542	550 PINNACLE PL
2957	UT	RIVERDALE	844053509	4185 RIVERDALE RD
2959	TX	EDINBURG	785399150	419 E TRENTON RD
2960	TX	EL PASO	799382629	1950 JOE BATTLE BLVD
2961	LA	LAFAYETTE	705011404	3125 LOUISIANA AVE
2962	TX	WEATHERFORD	760866277	725 ADAMS DR
2963	VT	SAINT JOHNSBURY	058198516	1996 MEMORIAL DR STE 1
2965	CO	COLORADO SPRINGS	809222817	3650 NEW CENTER PT
2966	CO	DENVER	802383143	8568 E 49TH AVE
2967	MI	CHESTERFIELD TOWNSHP	480514008	50753 WATERSIDE DR
2968	TX	ROSENBERG	774716092	24201 BRAZOS TOWN CROSSING
2969	TX	SHERMAN	750926733	610 GRAHAM DR
2970	FL	SPRING HILL	346073935	5181 PEPPER ST
2971	MI	WHITE LAKE	483862181	300 TOWN CENTER BLVD
2972	MI	CANTON	481873101	43690 FORD RD
2973	IL	MOKENA	604482070	11325 W LINCOLN HWY
2975	IA	COUNCIL BLUFFS	515018287	3333 MARKET PLACE DR
2976	WV	TRIADELPHIA	260591045	515 CABELA DR
2977	MO	WASHINGTON	630904950	5886 HIGHWAY 100
2978	OH	CINCINNATI	452498302	9365 FIELDS ERTEL RD
2979	FL	CLERMONT	347116877	2345 S HWY 27
2980	TX	CONROE	773045040	3165 INTERSTATE 45 N
2982	TX	FAIRVIEW	750691640	301 STACY RD
2983	TX	SAN MARCOS	786666190	800 BARNES ST
2984	KY	RICHMOND	404756010	2037 LANTERN RIDGE DR
2985	FL	DAVENPORT	338372305	6200 GRANDVIEW PKWY
2986	MS	FLOWOOD	392323339	200 MARKET ST
2988	TN	MEMPHIS	381255755	7700 POLO GROUNDS BLVD
2989	SC	MYRTLE BEACH	295779782	1800 COASTAL GRAND CIR
2990	KS	OVERLAND PARK	662234803	6901 W 135TH ST
2991	TX	SAN ANTONIO	782537300	5335 W LOOP 1604 N
2992	MI	BURTON	485091761	4190 E COURT ST STE 500
2993	MO	FENTON	630267726	798 GRAVOIS BLUFFS BLVD
2994	AL	FULTONDALE	350681694	3363 LOWERY PKWY
2995	TX	HOUSTON	770492500	5858 E SAM HOUSTON PKWY N
2997	FL	PANAMA CITY BEACH	324132145	206 BLUEFISH DR
2998	WA	VANCOUVER	986839316	19005 SE MILL PLAIN BLVD

INVENTORY LOCATIONS

LOCATION	STATE	CITY	ZIP	ADDRESS
2999	CA	MANTECA	953379620	1060 PERIMETER DR
4944	NY	NEW YORK	10018	8 W 40TH ST FL 5
9442	TX	CEDAR HILL	75104	1650 S HWY 67
9450	FL	LAKELAND	33805	6800 STATE RD 33 N
9454	UT	SPANISH FORK	84660	4000 E HWY 6
9010	CA	BUENA PARK	90620	6800 VALLEY VIEW AVE
9224	CA	LATHROP	95330	700 DARCY PKWY
9317	CT	MANCHESTER	06041	1339 TOLLAND TPK
2633	GA	COLUMBUS	319096402	3507 MANCHESTER EXPWY STE E
9486	GA	FOREST PARK	30297	120 PENNEY RD
9132	KS	LENEXA	66250	10500 LACKMAN RD
9005	NC	STATESVILLE	28677	1634 SALISBURY RD
2812	NE	COLUMBUS	686012639	202 E 24TH ST
2767	NH	MANCHESTER	031033205	1500 S WILLOW ST
9316	NV	RENO	89506	11111 STEAD BLVD
9130	OH	COLUMBUS	43232	5555 SCARBOROUGH BLVD
9435	TX	HASLET	76052	1701 INTERMODAL PKWY
9131	WI	WAUWATOSA	53222	11800 W BURLEIGH ST

EXHIBIT A

TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [                ], 20[    ], is delivered by [NAME OF GRANTOR] a [state of organization] [type of entity] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of March 12, 2018 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among J. C. PENNEY CORPORATION, INC., the other Grantors named therein, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

The Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of the Grantor’s right, title and interest in, to and under all Collateral to secure the Junior Priority Secured Obligations, in each case whether now or hereafter existing or in which the Grantor now has or hereafter acquires an interest and wherever the same may be located. The Grantor represents and warrants that the attached Annex A and Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Annex A and Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, the Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [                ], 20[    ].

[NAME OF GRANTOR],

By:
Name:
Title:

EXHIBIT A-1

ANNEX A

TO PLEDGE SUPPLEMENT

Additional Information:

GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

(D)	Agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

Grantor	Description of Agreement

EXHIBIT A-2

SUPPLEMENT TO SCHEDULE 5.2

TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I. INTELLECTUAL PROPERTY

(A) Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)	Copyrights Licenses

Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)	Patents

Grantor	Jurisdiction	Title of Patent	Patent Number (Application Number)	Issue Date (Filing Date)

(D)	Patent Licenses

Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

(E)	Trademarks

Grantor	Jurisdiction	Trademark	Registration Number (Serial Number)	Registration Date (Filing Date)

(F)	Trademark Licenses

EXHIBIT A-3

Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G)	Trade Secret Licenses

II.	COMMERCIAL TORT CLAIMS

Grantor	Commercial Tort Claims

III.	WAREHOUSEMEN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL

Grantor	Description of Property	Name and Address of Third Party

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 5.4

TO PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)

EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 5.5

TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Location of Equipment and Inventory

EXHIBIT A-6

EXHIBIT B

TO PLEDGE AND SECURITY AGREEMENT

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [                ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral agent for the Junior Lien Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of March 12, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral

SECTION 2.1 Grant of Security Interest. To secure the Junior Priority Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Junior Lien Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Trademark Collateral”):

(a) all United States, and foreign trademarks, trade names, trade dress, Internet domain names, service marks, certification marks, logos, and other source identifiers, whether or not registered;

(b) all registrations and applications therefor including, without limitation, the registrations and applications listed on Schedule A attached hereto;

(c) all extensions or renewals of any of the foregoing;

(d) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing;

(e) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing;

EXHIBIT B-1

(f) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(g) all other rights corresponding thereto throughout the world.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Asset, including, without limitation, any “intent-to-use” application for registration of a trademark or service mark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Junior Lien Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the payment in full of all Junior Priority Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the commitments under any Future Junior Priority Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Trademark Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of the Trademark Collateral in the form appropriate for recording in the U.S. Patent and Trademark Office or other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

EXHIBIT B-2

SECTION 6. Intercreditor Agreement

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Trademark Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Trademark Collateral, in each case, (x) with respect to Trademark Collateral constituting ABL Priority Collateral, are subject to the limitations and provisions of the ABL Intercreditor Agreement, and (y) are subject to the limitations and provisions of the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2 and the definitions for the capitalized terms used therein) and the terms and conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, the terms and conditions of ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, as applicable, shall control. In the event of any inconsistency between the terms or conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement as such terms and conditions apply to any interpretation of this Agreement, (a) the terms of the ABL Intercreditor Agreement shall control over the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement and (b) the terms of the First/Second Priority Intercreditor Agreement shall control over the Second Priority Pari Passu Intercreditor Agreement.

SECTION 7. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8. Concerning the Collateral Agent

Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Collateral Agent pursuant to the Second Priority Pari Passu Intercreditor Agreement, and shall be entitled to all of the rights, privileges and immunities provided to the Collateral Agent thereunder in acting as Collateral Agent pursuant hereto.

[Remainder of page intentionally left blank ]

EXHIBIT B-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this      day of                 ,    before me personally appeared                 , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                 , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[NAME OF GRANTOR],

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this      day of                 ,    before me personally appeared                 , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                 , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT B-4

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

EXHIBIT B-5

SCHEDULE A

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT B-6

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [                ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral agent for the Junior Lien Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of March 12, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral

SECTION 2.1. Grant of Security Interest. To secure the Junior Priority Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Junior Lien Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Patent Collateral”):

(a) all United States and foreign patents and certificates of invention, or industrial property designs, and applications for any of the foregoing, including, without limitation, each patent and patent application listed on Schedule A attached hereto;

(b) all reissues, divisions, continuations, continuations-in-part and extensions thereof;

(c) all patentable inventions described and claimed therein;

(d) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof;

(e) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and

(f) all other rights corresponding thereto throughout the world.

EXHIBIT C-1

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything to the contrary, in no event shall the Patent Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Assets.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Junior Lien Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the payment in full of all Junior Priority Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the commitments under any Future Junior Priority Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Patent Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of the Patent Collateral in the form appropriate for recording in the U.S. Patent and Trademark Office or other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 6. Intercreditor Agreement

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Patent Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Patent Collateral, in each case, (x) with respect to Patent Collateral constituting ABL Priority Collateral, are subject to the limitations and provisions of the ABL Intercreditor Agreement, and (y) are subject to the limitations and provisions of the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2

EXHIBIT C-2

and the definitions for the capitalized terms used therein) and the terms and conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, the terms and conditions of ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, as applicable, shall control. In the event of any inconsistency between the terms or conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement as such terms and conditions apply to any interpretation of this Agreement, (a) the terms of the ABL Intercreditor Agreement shall control over the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement and (b) the terms of the First/Second Priority Intercreditor Agreement shall control over the Second Priority Pari Passu Intercreditor Agreement

SECTION 7. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8. Concerning the Collateral Agent

Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Collateral Agent pursuant to the Second Priority Pari Passu Intercreditor Agreement, and shall be entitled to all of the rights, privileges and immunities provided to the Collateral Agent thereunder in acting as Collateral Agent pursuant hereto.

[Remainder of page intentionally left blank ]

EXHIBIT C-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this      day of                 ,    before me personally appeared                 , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                 , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
[NAME OF GRANTOR],

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this      day of                 ,    before me personally appeared                 , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                 , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT C-4

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

By:
Name:
Title:

EXHIBIT C-5

SCHEDULE A

to

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT C-6

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [                ], 20[    ] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Wilmington Trust, National Association, as collateral agent for the Junior Lien Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

WHEREAS, the Grantors are party to a Pledge and Security Agreement, dated as of March 12, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”), between each of the Grantors and the other grantors party thereto and the Collateral Agent pursuant to which the Grantors granted a security interest to the Collateral Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Collateral Agent as follows:

SECTION 1. Defined Terms

Unless otherwise defined herein, terms defined in the Pledge and Security Agreement and used herein have the meaning given to them in the Pledge and Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral

SECTION 2.1 Grant of Security Interest. To secure the Junior Priority Secured Obligations, each Grantor hereby grants to the Collateral Agent, for the benefit of the Junior Lien Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Copyright Collateral”):

(a) all United States and foreign copyrights and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered;

(b) all registrations and applications therefor including, without limitation, the registrations and applications listed on Schedule A attached hereto;

(c) all extensions and renewals thereof;

(d) the right to sue or otherwise recover for any past, present and future infringement or other violation of any of the foregoing;

(e) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto;

(f) all other rights corresponding thereto throughout the world; and

EXHIBIT D-1

(g) all exclusive Copyright Licenses in respect of registered U.S. copyrights for which such Grantor is the licensee and which are included in the Material Intellectual Property.

SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything to the contrary, in no event shall the Copyright Collateral include or the security interest granted under Section 2.1 hereof attach to any Excluded Asset.

SECTION 3. Security Agreement

The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Collateral Agent for the Junior Lien Secured Parties pursuant to the Pledge and Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Pledge and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control.

SECTION 4. Termination

Upon the payment in full of all Junior Priority Secured Obligations (other than unasserted indemnification, tax gross-up, expense reimbursement or yield protection obligations) and the cancellation or termination of the commitments under any Future Junior Priority Agreement, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Copyright Collateral shall revert to the Grantors. Upon any such termination the Collateral Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments and/or releases and/or reassignments of Copyright Collateral in the form appropriate for recording in the U.S. Copyright Office or other applicable Intellectual Property registry where the Collateral Agent’s security interest may have been recorded, to evidence such termination.

SECTION 5. Governing Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

SECTION 6. Intercreditor Agreement

Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement in respect of the Copyright Collateral and the exercise of any right or remedy by the Collateral Agent hereunder in respect of the Copyright Collateral, in each case, (x) with respect to Copyright Collateral constituting ABL Priority Collateral, are subject to the limitations and provisions of the ABL Intercreditor Agreement, and (y) are subject to the limitations and provisions of the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor

EXHIBIT D-2

Agreement. In the event of any inconsistency between the terms or conditions of this Agreement (other than Section 2 and the definitions for the capitalized terms used therein) and the terms and conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, the terms and conditions of ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement, as applicable, shall control. In the event of any inconsistency between the terms or conditions of the ABL Intercreditor Agreement, the First/Second Priority Intercreditor Agreement or the Second Priority Pari Passu Intercreditor Agreement as such terms and conditions apply to any interpretation of this Agreement, (a) the terms of the ABL Intercreditor Agreement shall control over the First/Second Priority Intercreditor Agreement and the Second Priority Pari Passu Intercreditor Agreement and (b) the terms of the First/Second Priority Intercreditor Agreement shall control over the Second Priority Pari Passu Intercreditor Agreement

SECTION 7. Counterparts

This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 8. Concerning the Collateral Agent

Wilmington Trust, National Association is entering into this Agreement solely in its capacity as Collateral Agent pursuant to the Second Priority Pari Passu Intercreditor Agreement, and shall be entitled to all of the rights, privileges and immunities provided to the Collateral Agent thereunder in acting as Collateral Agent pursuant hereto.

[Remainder of page intentionally left blank ]

EXHIBIT D-3

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR],

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this      day of                 ,    before me personally appeared                 , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                 , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

[NAME OF GRANTOR],

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this      day of                 ,    before me personally appeared                 , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                 , who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]

EXHIBIT D-4

Accepted and Agreed:

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

By:
Name:
Title:

EXHIBIT D-5

SCHEDULE A

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT D-6